                                MASTER AGREEMENT




                                 -------------


                                  by and among

                             FAC Realty Trust, Inc.,

                              FAC Properties, L.P.,

                                  and the other

                               signatories to this

                                Master Agreement

                             hereinafter contained,

                          Dated as of February __, 1998


                        -------------------------------





        IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF ANY DOCUMENT USED IN CONNECTION WITH THE OFFERING AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO THE REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISK OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.


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                                                  TABLE OF CONTENTS


ARTICLE I DEFINITIONS................................................................................................1

ARTICLE II THE TRANSACTIONS..........................................................................................7
      2.1      General...............................................................................................7
      2.2      Tender of Consideration...............................................................................7
      2.3      Lake Point............................................................................................8

ARTICLE III CONSIDERATION............................................................................................8
      3.1      Contribution Price....................................................................................8
      3.2      Terms of Payment......................................................................................9
      3.3      Additional Closing Adjustments........................................................................9
      3.4      Cash Holdback........................................................................................11

ARTICLE IV CLOSING..................................................................................................11
      4.1      Closing; Condition to Obligations....................................................................11
      4.2      Exchange of Documents, Units.........................................................................12
      4.3      Extension of Outside Closing Date....................................................................12
      4.4      Deliberately Omitted.................................................................................12
      4.5      Documents to be Delivered at Closing.................................................................13
      4.6      Documents Required to be Delivered by the Operating Partnership and
               FAC at Closing.......................................................................................15

ARTICLE V COVENANTS AND AGREEMENTS..................................................................................16
      5.1      Operation of Business................................................................................16
      5.2      No Brokers...........................................................................................17
      5.3      Contributions of Assets..............................................................................17
      5.4      Assignment of Warranties.............................................................................17
      5.5      Operation of FAC and Operating Partnership ..........................................................17
      5.6      Tenant Improvements; Rent Concessions................................................................17
      5.7      Security Deposits....................................................................................17
      5.8      Outstanding Debt Financing...........................................................................17
      5.9      Purchase Option Properties...........................................................................17
      5.10     Insurance............................................................................................18
      5.11     Books and Records. ..................................................................................18
      5.12     Governmental Violations.  ...........................................................................18
      5.13     Completion of On-Going Work..........................................................................18
      5.14     Consents and Approvals...............................................................................18
      5.15     Listings and Other Offers............................................................................18
      5.16     Reports and Filings..................................................................................18
      5.17     Konover Name; Change in Management...................................................................19

ARTICLE VI REPRESENTATIONS AND WARRANTIES OF THE PARTIES............................................................21
      6.1      Representations and Warranties.......................................................................21
      6.2      Joint and Several Liability..........................................................................21
      6.3      Survival of Constituent Parties' Representations.....................................................21
      6.4      Survival of Company and Operating Partnership Representations........................................22


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      6.5      Indemnification by Contributors or the Company.......................................................22
      6.6      Third-Party Claims...................................................................................23

ARTICLE VII INVESTMENT REPRESENTATIONS AND WARRANTIES...............................................................23
      Representations and Warranties of Contributors................................................................23
      7.4      Acquisition for own Account..........................................................................23
      7.5      Reliance by FAC and the Operating Partnership........................................................23
      7.6      No Transfer..........................................................................................24
      7.7      Accredited Investor..................................................................................24
      7.8      Substantial Risk.....................................................................................24
      7.9      Legend...............................................................................................24
      7.10     Foreign Person.......................................................................................25

ARTICLE VIII CONDITIONS TO CLOSING..................................................................................25
      8.1      Conditions to FAC's and the Operating Partnership's Obligations to Close.............................25
      8.2      Conditions to the Contributor's and the Constituent Partnerships'
               Obligations to Close.................................................................................27

ARTICLE IX ARBITRATION..............................................................................................28
      9.1      Arbitration..........................................................................................28

ARTICLE X RESTRICTIONS ON SALE OF THE PROPERTIES....................................................................28
      10.1     Restricted Period....................................................................................28
      10.2     Limited Exceptions to Restrictions...................................................................29
      10.3     Refinancing During the Restricted Period.............................................................30
      10.4     Post Restricted Period Transactions..................................................................30
      10.5     Traditional Method ..................................................................................31


ARTICLE XI PURCHASE OPTION PROPERTIES...............................................................................30
      11.1     Right of First Refusal...............................................................................30
      11.2     Put Option...........................................................................................31

ARTICLE XII MANAGEMENT OF THE PROPERTIES............................................................................32
      12.1     Assignment of Management Agreements..................................................................32
      12.2     Consideration........................................................................................32
      12.3     Assignment of Office Lease...........................................................................32
      12.4     Conditions to Closing................................................................................33
      12.5     Covenants............................................................................................33
      12.6     Konover Management Employees.........................................................................33


ARTICLE XIII MISCELLANEOUS..........................................................................................34
      13.1     Notices..............................................................................................34
      13.2     Counterparts.........................................................................................35
      13.3     Severability.........................................................................................35
      13.4     Assigns..............................................................................................35
      13.5     Public Announcement..................................................................................36
      13.6     Confidentiality......................................................................................36

                                       ii

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      13.7     Remedies.............................................................................................36
      13.8     Construction.........................................................................................37
      13.9     Exhibits and Schedules...............................................................................37
      13.10    Merger Clause........................................................................................37
      13.11    Waiver...............................................................................................37
      13.12    Relationship of Parties..............................................................................37
      13.13    Deliberately Omitted.................................................................................37
      13.14    Governing Law........................................................................................37
      13.15    Directors' Liability.................................................................................37
      13.16    Constituent Parties' Director Liability..............................................................37

                                      iii

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                                       iv

                                MASTER AGREEMENT


         This MASTER AGREEMENT (the "Agreement") is made as of the __ day of February, 1998, by and among FAC REALTY TRUST, INC., a Maryland corporation (sometimes referred to as "FAC" or the "Company"); FAC PROPERTIES, L.P., a Delaware limited partnership (the "Operating Partnership"); KONOVER MANAGEMENT SOUTH CORP. ("Konover Management South"), a Florida corporation; the parties hereinafter collectively defined as the POP Sellers; and the other signatories to this Agreement hereinafter contained (each a "Contributor" and collectively the "Contributors").

         WHEREAS, the Operating Partnership is a Delaware limited partnership having FAC as its sole general partner and FAC has elected to be qualified as a real estate investment trust under the Code (as defined below); and

         WHEREAS, Contributors own the direct and indirect interests in certain Properties (as defined below) and other real property, improvements, appurtenances and other rights, interests and privileges appertaining thereto, set forth with more particularity in the Acquisition Schedule (hereinafter defined) hereto and, as applicable, in certain partnerships, limited liability companies or other ownership entities which own interests in the Properties, as also set forth in the Acquisition Schedule ;

         WHEREAS, the Contributors desire to sell, transfer and assign to the Operating Partnership, and the Operating Partnership desires to acquire, their interests in exchange for the consideration described with more particularity hereinbelow;

         WHEREAS, Konover Management South desires to sell to the Operating Partnership Konover Management South's rights to manage the Properties and certain other properties managed by Konover Management South in exchange for the consideration described with more particularity hereinbelow;

         NOW, THEREFORE, in consideration of the premises herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

         The following capitalized terms shall have the following meanings for all purposes of this Agreement and such meanings are equally applicable to the singular and plural forms of the terms defined. The terms "hereof", "hereto", "herein", "hereunder" and comparable terms refer to the entire agreement with respect to which such terms are used and not to any particular section, subsection, paragraph or other subdivision thereof.

         "ACQUIRED PARTNERSHIPS" means, collectively, the corporations, trusts, partnerships and/or limited liability companies listed in the Acquisition Schedule.

         "ACQUISITION SCHEDULE" means the schedule of Acquired Partnerships and Properties attached hereto as SCHEDULE 1 and incorporated herein by reference.

         "AFFILIATE" means, as to any Person (as defined below), each of the Persons (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with such Person; or (ii) which beneficially owns or holds 10% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 10% or more of the equity interest) of such Person; or (iii) 10% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 10% or more of the equity interest) of which is beneficially owned or held by such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether by ownership of voting stock, by contract, by close family relationships (i.e., parent, spouse, child or sibling) or otherwise.

         "ALLOCATED PROPERTY VALUE" means as defined in Section 3.1(a).

         "AVERAGE SHARE PRICE" means, with reference to any day, the average of the last reported sales price (or, if there is no such price, the average of the last reported "bid" and "ask" prices) for Shares for the thirty (30) consecutive business days through and including the last business day prior to such day.

         "AWARD DATE" means as defined in Section 3.4.

         "BOARD" means the Board of Directors of FAC.

         "BRINGDOWN CERTIFICATE" means, as applicable, a certificate executed by FAC and the Operating Partnership as to the continuing truth and accuracy in all material respects as of the Closing Date of each and all of the respective representations and warranties by such parties, or a Certificate executed by the applicable Contributors and Constituent Partnerships owning a Property as to the continuing truth and accuracy in all material respects as of the Closing Date of each and all of the representations and warranties of such Contributors and Constituent Partnerships under this Agreement with respect to themselves or such Property.

         "CLOSING" means, with respect to any Property or Properties, the closing and consummation of the transactions contemplated by this Agreement relating to such Property or Properties.

         "CLOSING DATE" means, with respect to any Property or Properties, the date upon which the Closing occurs, upon not less than ten (10) days notice from the Operating Partnership to the Contributors of the Property or Properties to which the Closing relates, but in no event later than the Outside Closing Date.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "CONSTITUENT FINANCIAL STATEMENTS" means the periodic income statement and balance sheets provided to the Operating Partnership (including the schedules attached thereto) for the Properties and, as applicable, the Contributors or Constituent Partnerships (i.e. whichever is the direct contributor of each Property), covering the three (3) most recent completed fiscal years of the applicable Constituent Party plus any more recent financial statements which may exist. The parties acknowledge that the Constituent Financial Statements for the Contributor of the Property known as South Cobb Festival Centre are limited to such Property and do not relate to the other assets of such Contributor.

         "CONSTITUENT PARTIES" means collectively the Contributors and the Constituent Partnerships, without duplication.


         "CONSTITUENT PARTNERSHIPS" means, as to those Properties, if any, which are owned (legally or beneficially) or leased by corporations, trusts, partnerships, limited liability companies or other entities which are in turn owned by certain of the Contributors, such corporations, trusts, partnerships, limited liability companies or other entities which may be so owned by certain of the Contributors.

         "CONTRIBUTION PRICE" means the consideration to be paid by the Operating Partnership to the Contributors for their Interests in the Properties as set forth in Section 3.1.

         "CONTRIBUTOR COUNSEL" means Weil, Gotshal and Manges LLP, located at the address provided in the Section of this Agreement entitled "Notices," counsel to the Constituent Parties.

         "ENVIRONMENTAL LAW" means any and all federal, state and local laws, regulations, ordinances and other requirements relating to pollution or protection of the environment, including, without limitation, laws, regulations and requirements relating to the ownership, possession, storage and control of the Properties (as defined below) and to emissions, discharges, releases or threatened releases of storm water, pollutants, contaminants, toxic or hazardous substances, or solid or hazardous wastes into the environment (including without limitation ambient air, surface water, groundwater or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, toxic or hazardous substances, or solid or hazardous wastes. The Environmental Laws include, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "GAAP" means Generally Accepted Accounting Principles, consistently applied.

         "IMPROVEMENTS" means all buildings, structures, streets, furnishings, parking lots, landscaping, walls, ponds, culverts, fixtures, utilities, fences, driveways, loading docks, security systems and other physical features constructed or assembled on, at, upon or beneath any of the Properties (whether finished or unfinished).

         "INDEBTEDNESS" means, without duplication, any obligations for borrowed money, whether heretofore, now or hereafter owing, arising, due or payable to any person and howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise and whether matured or unmatured. Without in any way limiting the generality of the foregoing, Indebtedness specifically includes the following: (a) all obligations or liabilities of any person that are secured by any lien, claim, encumbrance or security interest upon property; (b) all obligations or liabilities created or arising under any capital lease of real or personal property, or conditional sale or other title retention agreement with respect to property, even though the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property; (c) in the context of an acquisition hereunder of Interests in a Constituent
         Partnership, all obligations to trade creditors and all unfunded pension fund, employee medical or welfare obligations and liabilities;
         (d) deferred taxes; and (e) all obligations under any indemnification agreements, guaranty agreements, letters of credit or other documents creating such contingent liabilities.

         "INDEPENDENT DIRECTOR" shall have the meaning set forth in the charter of FAC, as it may be amended from time to time.

         "INTERESTS" shall mean, collectively, all direct or indirect equity interests owned by any Contributor and set forth in the Acquisition Schedule and any other direct or indirect equity interests such Contributor may have, whether now owned or hereinafter acquired, in the Acquired Partnerships or the Properties listed in the Acquisition Schedule.

         "LAZARD STOCK PURCHASE AGREEMENT" shall mean that certain Stock Purchase Agreement dated as of February , 1998 by and between FAC and Prometheus Southeast Realty LLC with respect to the Lazard Transaction.

         "LAZARD TRANSACTION" shall mean that certain transaction pursuant to which FAC has agreed to sell to Prometheus Southeast Realty LLC an aggregate of 21,052,632 shares of FAC stock, subject to the "Contingent Value Rights," all as more particularly provided in the Lazard Stock Purchase Agreement.

         "LIEN" means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease consignment or bailment for security purposes. The term Lien shall include reservations, exceptions, defects of any kind or nature, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property.

         "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the financial condition, results of operations, business or prospects of the Property in question or the Person in question and its Subsidiaries (to the extent of the interests of the company in question therein) taken as a whole.

         "NET OPERATING INCOME" shall mean, for any period, all Operating Income during such period minus all Operating Expenses during such period, determined in accordance with GAAP provided that, in determining Net Operating Income, (i) Operating Expenses shall be adjusted (A) to reflect a normalized allowance for lease rollovers based on the rent roll for each Property and then current market conditions, including downtime, tenant improvement costs and leasing commissions, (B) a reserve for capital expenditures equal to $0.10 per square foot of rentable space per annum and (C) a vacancy allowance at the actual vacancy rate (but not less than 5%), and (ii) Operating Income shall be adjusted (A) to exclude rents from temporary or month-to-month tenants or tenants operating under bankruptcy protection, (B) to include the annualized base rent for executed leases with tenants in occupancy which are open for business and actually paying rent for at least three months, and (C) to give effect to any mandatory and liquidated rent adjustments or any cancellation options in any leases which, in each case, relate to the twelve (12) months following the expiration of such period;

         "NYSE" means the New York Stock Exchange, Inc.

         "OPERATING EXPENSES" shall mean, for any period, all expenditures for a Property as and to the extent required to be expensed or allowed to be expensed and in fact expensed under GAAP during such period in connection with the ownership, operation, maintenance, repair or leasing of each Property, including (i) management fees, calculated at not less than five percent (5%) of gross rental income, insurance premiums, bank charges, expenses for accounting, advertising, marketing, architectural services, utilities, extermination, cleaning, trash removal, window washing, landscaping and security; and reasonable and necessary legal expenses incurred in connection with the operation of each Property; (ii) taxes (other than income taxes); and (iii) the cost of interior and exterior maintenance, repairs and minor alterations; PROVIDED that Operating Expenses will not include non-cash items such as depreciation and amortization or any non-recurring expenditures or any extraordinary expenditures not considered operating expenses under GAAP.


         "OPERATING INCOME" for any period, all regular on-going revenues actually received form the operation of each Property during such period, including (i) rents and (ii) all other amounts received which in accordance with GAAP are required to be or are included in annual financial statements as operating income of each Property; PROVIDED, that Operating Income will not include (1) income from non-recurring income sources, (2) advance rents or other payments relating to portions of the term of the lease other than the period in question,
         (3) deposits or escrows, (4) any income otherwise includable in Operating Income but paid to a person other than the owner of the Property, (5) proceeds of casualty insurance or condemnation awards or
         (6) income from a sale, financing or other capital transaction.

         "OUTSIDE CLOSING DATE" means June 30, 1998, subject to extension to December 31, 1998 in accordance with the provisions of Section 4.3 hereof.

         "OPERATING PARTNERSHIP AGREEMENT" means the Agreement of Limited Partnership of FAC Properties, L.P., as amended through the date hereof, including the amendment to admit the Contributors as limited partners therein.

         "OUTSTANDING DEBT FINANCING" means the secured mortgage Indebtedness of the Properties described as such on SCHEDULE 6.1A.9 attached hereto including any indemnifications and guarantees related thereto.

         "PERMITTED LIENS" means (i) liens for ad valorem taxes not yet due and payable; (ii) lease memoranda or notices, restrictions, easements, covenants, reservations and rights of way of record as do not detract from the value or interfere with the present use of a parcel of property; (iii) zoning ordinances, restrictions and other requirements imposed by governmental authority as do not interfere with the present use of a parcel of property; and (iv) such imperfections of title, liens and encumbrances, if any, as do not detract from the value or interfere with the present use of a parcel of property and which do not secure obligations for borrowed money or the deferred purchase price of property.

         "PERSON" means any individual, joint venture, corporation, limited liability company, trust, company, voluntary association, partnership, trust, joint stock company, unincorporated organization, association, government, or any agency, instrumentality, or political subdivision thereof, or any other form of entity.

         "PROPERTY" or "PROPERTIES" shall mean, individually, the real property together with any Improvements thereon and all tangible and intangible personal property and rights, privileges, easements, licenses, leases, lettings and interests appurtenant thereto and all of the ownership interests therein owned by a Contributor or by a Constituent Partnership or, collectively, by all of the Constituent Partnerships, which real property is listed as a "Property" on the Acquisition Schedule.

         "PURCHASE OPTION PROPERTIES" means the Properties which are more particularly described as such on the Acquisition Schedule.

         "REDEMPTION SHARES" means the Shares of FAC into which Units received by the Contributors in connection with the transactions contemplated hereby are convertible into under certain circumstances at the election of FAC upon their tender for redemption as provided in the Operating Partnership Agreement.

         "REGISTRATION RIGHTS AGREEMENT" means that certain Registration Rights Agreement in the form attached hereto as SCHEDULE 4.6 (IV).

         "SEC" means the Securities and Exchange Commission.


         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SECURITIES LAWS" means the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder.

         "SHARES" means the duly authorized common stock of FAC.

         "SUBSIDIARIES" shall mean with respect to any Person, any corporation, partnership, limited liability company, joint venture, business trust or other entity, of which such Person, directly or indirectly, owns or controls 50% or more of the securities or other interests entitled to vote in the election of directors or others performing similar functions with respect to such corporation or other organization, or to otherwise control such corporation, partnership, limited liability company, joint venture, business trust or other entity.

         "TRANSACTIONS" means the transactions contemplated under this Master Agreement.

         "UNIT" OR "PARTNERSHIP UNIT" means an undivided limited partnership interest of the Operating Partnership, which is exchangeable by the Unit holder for either cash or Shares, whichever may be elected by FAC, after one year from the Closing Date in accordance with the Operating Partnership Agreement.

         "WARRANT AGREEMENT" means that certain Warrant Agreement to be executed at Closing between FAC and Simon Konover and which contains the material terms provided in Section 5.17 and is otherwise mutually satisfactory to FAC and Simon Konover.

         "WITHHELD CASH" means as defined in Section 3.4.

                                   ARTICLE II
                                THE TRANSACTIONS

        II.1 General. Subject to the terms, conditions, provisions and limitations in this Agreement, on the Closing Date, each Contributor does hereby agree to contribute to the Operating Partnership its Interests and the Operating Partnership does hereby agree to accept such Interests and issue to each Contributor, in exchange for such contribution, the Units as provided in Section 2 hereof and the Acquisition Schedule. Notwithstanding anything to the contrary in this Agreement, but subject to the terms and conditions of Section 8.2(f) with respect to the Property known as Mobile Festival Centre, the Operating Partnership shall acquire and the Contributors of all of the Interests in each Property shall convey to the Operating Partnership title to the Property, by deed, ground leasehold assignment or other applicable instrument of conveyance of the assets comprising the Property rather than by transfer of ownership interests in any Contributor or Constituent Partnership.

        II.2 Tender of Consideration. The Operating Partnership shall tender the consideration to the applicable Contributor as provided in Article III hereof in respect of the Closings of the Properties under this Agreement such that each Closing occurs under the terms thereof.


        II.3 Lake Point. The parties agree that Lake Point is a "Property" under this Agreement and it is the intent of the Operating Partnership to acquire, and the intent of the Contributors owning Interests therein, to convey, either directly or indirectly, Lake Point. However, the parties acknowledge that such conveyance and acquisition are subject to the mutual resolution of certain outstanding issues with respect to such Property, including (i) the Allocated Property Value with respect thereto, (ii) whether the transfer will consist all or certain of the Interests in the Constituent Partnership or a transfer of Title to the Property, and (iii) certain qualifications or modifications of the representations and warranties as they relate to such Property. Accordingly, the parties shall have fifteen (15) business days from the date of this Agreement to agree on such outstanding issues and memorialize such understandings in an addendum to this Agreement executed by FAC, the Operating Partnership and the Contributors of Lake Point, or else, upon the expiration of such period, Lake Point shall be automatically withdrawn from this Agreement without further liability or obligation of any party with respect thereto.


                                   ARTICLE III
                                  CONSIDERATION

         III.1    Contribution Price

                  (a) Units Issued. The consideration for each Contributor's Interests shall be the number of Units and the amount of cash as set forth in the Acquisition Schedule, subject to the provisions of Section
         3.4 below. The Units and cash are allocated among the Properties to derive a value for each Property, based upon a Unit value of $9.50, as shown in Schedule B (the "Allocated Property Value"). The number of such Units and the amount of cash are subject to adjustment at Closing due to (i) prorations and post-closing adjustments as provided herein and (ii) in respect of the decisions of individual investors in the Constituent Partnerships to elect Units or cash.

                  (b) Proposed Distributions. For the first fiscal year (or other period over which distributions are paid) of the Operating Partnership ending after the date of Closing, partnership distributions, if any, attributable to such year (or other period) payable by the Operating Partnership to Contributor pursuant to Paragraph 5.1 of the Operating Partnership Agreement shall be prorated to take into account the period of time during such year (or other period) that the Contributor or its successors in interest to the Units is a limited partner in the Operating Partnership. The Contributor shall receive, contemporaneously with receipt by the other limited partners in the Operating Partnership of their respective distributions for such year (or other period), that portion of a full distribution otherwise attributable to its Units determined by multiplying the amount of such full distribution by a fraction the numerator of which is the number of days during such year (or other period) that the Contributor is a limited partner in the Operating Partnership and the denominator of which is the number of days in such year (or other period). In the event that the Contributor receives a full cash distribution for such period, it shall reimburse the Operating Partnership the prorated portion of such distribution within five (5) days of receipt.

                  (c) The Lock-Up. Each Contributor hereby agrees that without the prior written consent of FAC, it will not, directly or indirectly, sell, offer or contract to sell, grant any option for the sale of, seek redemption of or otherwise dispose of or transfer (collectively, "dispose of"), any Partnership Units received hereby except as set forth in SCHEDULE 3.1(C) hereof.

         III.2    Terms of Payment

                  (a) Generally. At the Closing, each Contributor shall receive the number of Units and the amount of cash allocated to such Contributor under the Acquisition Schedule in respect of the Properties to be acquired.

                  (b) Pro Rata Expenses. The Contributors shall be responsible for the aggregate amount of, and each Contributor shall be responsible for payment of its pro rata portion of, the Constituent Parties' legal fees associated with this transaction, any contract termination fees with respect to the Properties or the Constituent Partnerships, and any prorations chargeable to the Contributors under Section 3.3 hereof. The legal fees of FAC and the Operating Partnership, and all assumption and other fees associated with the Outstanding Debt Financing shall be expenses of the Operating Partnership and paid from resources of the Operating Partnership existing prior to Closing.

                  (c) Transfer Taxes. All transfer and documentary stamp and other similar taxes and fees for the conveyance of the Properties or Interests in Constituent Partnerships shall be the responsibility of and paid from resources of the Operating Partnership existing prior to Closing. Contributors will cooperate with the Operating Partnership, at no cost or liability to them, in Operating Partnership's reasonable efforts to conserve the payment of such taxes and fees, including by distributing certain of the Properties to a limited liability company or other entity to be formed which is wholly owned by the Contributors currently owning such Property and conveying the membership interests in such limited liability company to the Operating Partnership in lieu of a deed transfer.

         III.3    Additional Closing Adjustments

                  (a) Generally. All real estate taxes, charges and assessments affecting a Property, all charges for water, sewer, electricity, gas and all other utilities and operating expenses with respect to a Property, to the extent not paid or payable by tenants, shall be apportioned on a per diem basis as of midnight on the date immediately preceding the Closing Date. All such expenses for the period preceding the Closing Date shall be deemed expenses of the applicable Contributors and all such expenses commencing as of the Closing Date with respect to such Property shall be deemed to be expenses of the Operating Partnership. Amounts owed under this Section shall be paid to the party to whom they are owed in cash at the Closing or in the Post-Closing Adjustment Period (as defined below) in the same manner as if the underlying real property were being sold. If any real estate taxes, charges or assessments have not been finally assessed as of the Closing Date for a Property for the then current calendar tax year, they shall be adjusted at the Closing based upon the greater of (i) the most recently issued bills therefor or (ii) the best reasonable estimate therefor after consultations with the appropriate taxing officials.



                  (b) Rent. Except for delinquent rent, all rent under leases and other income attributable to a Property shall be apportioned on a per diem basis as of midnight on the date immediately preceding the Closing Date. All such rent and other income for the period preceding the Closing Date shall be deemed to be property of the applicable Contributors, and all rent and other income for any period commencing as of the Closing Date and thereafter shall be the property of the Operating Partnership for the purpose of making the adjustments set forth herein. Amounts owed under this Section shall be paid to the party to whom they are owed in cash at the Closing or during the Post-Closing Adjustment Period (as defined below). Delinquent rent shall not be prorated, but shall be deemed the property of the appropriate Contributors. Payments received by the Operating Partnership from tenants from and after the Closing with respect to a Property shall be applied first to rents and other amounts then due the Operating Partnership from such tenant and then to such tenant's delinquent rent as of the time of apportionment. The Operating Partnership shall use reasonable efforts to collect delinquent rents for the benefit of the Contributors but in no event shall be obligated to evict or sue any tenants in order to collect such rents and shall cooperate with the Contributors in the collection of any delinquent amounts; provided, however, that the Contributors shall not have any rights to evict such tenants for such delinquent amounts. Any amounts received by Contributors on account of rent or other income for the period after the Closing Date with respect to the Property and the related personal property shall be turned over to the Operating Partnership for application in accordance with the terms of this Section. All accounts receivable, notes, cash and bank accounts of the Constituent Parties existing as of the Closing Date and relating to the Properties shall be transferred at Closing to the Operating Partnership.

                  (c) Debt Service. All amounts due and owing under the Outstanding Debt Financing (other than the outstanding principal balance thereof which is not then due and payable), including by way of example accrued and unpaid interest, amortization payments, late charges and default interest shall be apportioned on a per diem basis as of midnight on the date immediately preceding the Closing Date.

                  (d) Leasing Commissions. Except as provided in the next sentence hereof, Contributors shall be responsible for all outstanding leasing commissions under leases existing as of the date of this Agreement and for all commissions pursuant to leases entered into between the date of this Agreement and Closing without the approval of FAC and the Operating Partnership. After Closing, the Operating Partnership shall be responsible for all leasing commissions due pursuant to leases entered into after the date of this Agreement with the prior written approval of FAC and the Operating Partnership and on any renewal terms under existing leases provided that such renewal terms commence after the Closing Date and such commission obligations are listed on Schedule 6.1A.20(f).

                  (e) Service Contracts. The Operating Partnership will assume the obligations arising after Closing under such service contracts affecting the Properties in existence on the date of this Agreement as
         (i) were disclosed to FAC and the Operating Partnership in writing by the Contributors prior to the date of this Agreement and (ii) the Operating Partnership has not directed the Contributors to terminate, which termination shall be at the sole cost of the applicable Contributors or Constituent Partnerships. In addition, the Operating Partnership will assume the obligations arising after Closing under service contracts entered into between the date of this Agreement and Closing if such service contracts shall have been approved by FAC and the Operating Partnership.

                  (f) Tenant Improvements and Allowances. Except as provided in the next following sentence hereof, the Contributors or Constituent Partnerships, as applicable, shall be responsible for all tenant improvement obligations and expenses, tenant allowances or rent abatements ("TI Obligations") under leases in existence on the date hereof. After Closing, the Operating Partnership shall be responsible for TI Obligations under leases executed after the date hereof with the prior written approval of FAC and the Operating Partnership and for all TI Obligations relating to the period from and after the Closing Date under the contracts listed on Schedule 6.1A.8. At Closing, the Contributors or Constituent Partnerships, as applicable, shall assign to the Operating Partnership and the Operating Partnership shall assume all obligations under such contracts for TI Obligations listed on
         Schedule 6.1A.8, provided that all necessary written consents and acknowledgments of third parties shall have been obtained by Contributors or the Constituent Partnerships, as applicable.



                  (g) Preclosing Expenses and Liabilities. The parties acknowledge that not all invoices for expenses incurred with respect to the Properties prior to the Closing Date will be received by the Closing and that a mechanism needs to be in place so that such invoices can be paid as received. All of the prorations referred to above will be done on an interim basis at the Closing and will be subject to final adjustment in accordance with the provisions hereof within 90 days or such other agreed upon period of time following Closing Date (the
         "Post-Closing Adjustment Period"). Upon receipt by the Operating Partnership after Closing of an invoice for a Property's expenses which are attributable in whole or in part to a period prior to the Closing Date and which were not apportioned at Closing, the Operating Partnership shall submit for the applicable Contributors a copy of such invoice with such additional supporting information as Contributors shall reasonably request. Within 10 days after receipt of such copy, each of the applicable Contributors shall pay to the Operating Partnership their pro rata share of an amount equal to the portion of such invoice attributable to the period ending as of midnight on the date immediately preceding the Closing Date apportioned on a per diem basis.

                  (h) Security Deposits/Tenant Inducements. With respect to the Property or Properties to be acquired at any Closing, the Constituent Parties shall pay to the Operating Partnership in cash at such Closing an amount equal to the sum of (i) the security deposits, if any, required to be held by the landlord pursuant to the Leases, and (ii) any other deposits or advances received by the Constituent Parties relating to services yet to be provided by the Constituent Parties.

                  (i) Closing  Date.  The parties  acknowledge  that the Closing
         Date  shall  be  a  day  of  income  and  expense  for  the   Operating
         Partnership.

        3.4 Cash Holdback. Contributors hereby acknowledge and agree that the Operating Partnership has withheld cash of up to $4,250,000 (the "Withheld Cash") from the Contributors, provided that on each of three "Award Dates," as defined below, the Operating Partnership shall award to each Contributor one third of the amount of Withheld Cash specified on the Acquisition Schedule with respect to such Contributor. The first "Award Date" shall be one year after the first Closing to occur hereunder, and the second and third Award Dates shall be on the first two succeeding anniversaries of the first Award Date. Amounts withheld under this Section 3.4 shall not be subject to setoff.

      On each Award Date, the Operating Partnership shall also pay to each Contributor an amount of cash equal to (i) the amount of Withheld Cash allocable to such Contributor but which has not been awarded as of such Award Date (including the amount to be paid on such Award Date, but not including any amounts awarded on previous Award Dates), multiplied by (ii) seven and three quarters percent (7.75%) per annum. Interest shall accrue on any Withheld Cash not paid on the dates when due at the rate of nine and three quarters percent (9.75) per annum and shall be payable upon demand.

                                   ARTICLE IV
                                     CLOSING

        IV.1 Closing; Condition to Obligations. Closing of the transactions contemplated hereby shall take place at the offices of FAC and shall take place simultaneously as to all Properties on or before the Outside Closing Date or, upon not less than ten (10) days prior written notice, and subject to the Conditions to Closing set forth in Article VIII below, the Operating Partnership may accelerate Closing for a particular Property or Properties to a date specified in such notice, with the reasonable consent of the Contributors of the Property or Properties so accelerated. Accordingly, the parties hereby acknowledge and agree that there may be one or more Closings, and that all references to the "Closing" or the "Closing Date" under this Agreement with respect to a Property or the Contributors thereof shall mean the Closing and the Closing Date for such Property, irrespective of the Closing or Closing Dates of any other Property. It shall not be a condition to the Closing of any Property that the Closing of any other Property have taken place, and the failure of any subsequent Closing to take place with respect to any Property shall have no bearing or effect on a Closing which shall have already occurred. At or before the Closing with respect to a Property or Properties, the Operating Partnership and the applicable Contributors will execute all closing documents (the "Closing Documents") required to be delivered at Closing in accordance with this Agreement and deposit the same in escrow with FAC or other escrow agent mutually acceptable to FAC and the Contributors (the "Closing Agent").

        4.2 Exchange of Documents, Units. If the Closing occurs:

                           (i) With respect to each  Constituent  Partnership or
                  Property (or portion thereof) acquired, the Operating Partnership shall cause to be delivered to the Closing Agent for the benefit of each Contributor the number of Units and amount of cash set forth on the Acquisition Schedule, as adjusted pursuant to the terms hereof;

                           (ii) Upon receipt of the  consideration  set forth in
                  clause (i) above, and provided that the Closing Agent shall have received telephonic authorization from counsel for FAC and the Operating Partnership and from Contributor Counsel, the Closing Agent will (A) release the Closing Documents as provided in this Agreement to the Operating Partnership, to the Contributors or for recordation, as appropriate and (B) release the evidence of the Units and cash to the applicable Contributors; and

                           (iii) The transactions described or otherwise contemplated herein or in the Closing Documents with respect to the applicable Property or Properties will thereupon be deemed to have been consummated.

        4.3 Extension of Outside Closing Date. In the event that the condition of the Contributors' obligation to close described in Section 8.2(e) shall not have been satisfied by the Outside Closing Date, then the Outside Closing Date shall be automatically extended to December 31, 1998.

         4.4      Deliberately Omitted

        4.5 Documents to be Delivered at Closing. At or prior to the Closing, each Contributor and/or Constituent Partnership, as applicable, shall execute, acknowledge where deemed desirable or necessary by the Operating Partnership, and deliver to the Closing Agent, in addition to any other documents mentioned elsewhere herein, the following:

                  (i) As to Interests for which the Operating Partnership will receive an assignment of ownership interests constituting such Interests at Closing, duly executed Assignments of Interest (the "Assignment"), which assignments (as to partnership or limited liability company interests) shall be substantially in the form attached as SCHEDULE 4.5, and as to Interests consisting of stock or interests in trusts, shall be in form reasonably satisfactory to the applicable Contributors and the Operating Partnership. Such assignments shall contain a representation that such Contributor owns such Contributor's Interests free and clear of all encumbrances not listed on the applicable Schedule to this Agreement.

                  (ii) As to Interests for which the Operating Partnership will receive a transfer of fee simple or ground leasehold title to the Property in lieu of a transfer of Contributors' Interests in the applicable Constituent Partnership, a special warranty (or equivalent) deed (or assignment of ground leasehold interests, as applicable), bill of sale and assignments of leases, contracts and intangibles.


                  (iii) Any other documents reasonably necessary to assign, transfer and convey such Contributor's Interests and effectuate the transactions contemplated hereby, including any customary affidavits or indemnities required by the title insurers insuring the Operating Partnership's title to a Property or the Interests.

                  (iv)  Original   counterparts  of  the   Registration   Rights
                  Agreement, executed by all parties thereto other than FAC.

                  (v) Original counterpart of the Warrant Agreement, executed by Simon Konover.

                  (vi) Assignments and/or terminations of all Management and Leasing Agreements as provided in Section 12.1 hereof.

                  (vii) Mortgage releases or assumption agreements or consents of the holders of the Outstanding Debt Financing, as applicable, reasonably satisfactory in form and substance to the Operating Partnership and satisfactory to the applicable mortgagees in their sole discretion, to Operating Partnership's acquisition and ownership of its Interests in such Constituent Partnership or Property, without personal liability of the Operating Partnership or FAC.

                  (viii) A settlement statement with respect to the Closing, duly executed by such Contributor.

                  (ix) Any customary affidavit required by the title company to remove the standard printed exceptions from the Owner's title policy and for any applicable endorsement to the loan policy. Additionally, Constituent Parties shall discharge in full any and all indebtedness underlying such exceptions (exclusive of the Outstanding Debt Financing) at or before the Closing.

                  (x) Letters addressed to the tenants and signed by the Contributors or, if applicable, the Constituent Partnerships, advising the tenants of the Closing of the Transactions and the Operating Partnership's right to receive the rents under their respective Leases.

                  (xi) All original leases and ground leases and all other documents pertaining thereto, or certified copies of such Leases or other documents where the Contributors, using due diligence, are unable to deliver originals of same.

                  (xii) All original service contracts, licenses and permits, and all books and records relating to the Property or the applicable Contributor or Constituent Partnership ("Books and Records"), or certified copies of same where the Contributors, using due diligence, are unable to deliver originals.

                  (xiii) If the Interests being acquired are the Interests in a Constituent Partnership, all original organizational documents, statements of accounts, books and records, insurance policies and other documentation relating to such Constituent Partnership.


                  (xiv) Affidavits and other instruments, including but not limited to good standing certificates of each Constituent Party, reasonably requested by the Operating Partnership or the title company evidencing the power and authority of the Contributors to enter into this Agreement and any documents to be delivered hereunder, and the enforceability of same.

                  (xv) The original tenant estoppel certificates required to be obtained pursuant to Section 8.1(e) as a condition of Closing thereunder. as it relates to the Property which is the subject of the Closing.

                  (xvi) A list of all cash security deposits and all non-cash security deposits (including letters of credit) delivered by tenants of the Property, together with other instruments of assignment, transfer or consent as may be necessary to permit the Operating Partnership to realize upon same.

                  (xvii)   The Bringdown Certificate.

                  (xviii) A rent roll for each Property current as of the Closing Date, certified by the Contributors or Constituent Partnership as applicable, as being true and correct in all material respects.

                  (xix) All proper instruments as shall be reasonably required for the conveyance to the Operating Partnership of all right, title and interest, if any, of the Constituent Parties in and to any award or payment made, or to be made, (i) for any taking in condemnation, eminent domain or agreement in lieu thereof of land adjoining all or any part of the Property,
                  (ii) for
                  damage to the Property, or ground leases or any part thereof by reason of change of grade or closing of any such street, road, highway or avenue, and (z) for any taking in condemnation or eminent domain of any part of the Property or Ground Leases.

                  (xx) In order to avoid the imposition of the withholding tax payment pursuant to Section 1445 of the Code, a certificate signed by an officer of the Constituent Partnership to the effect that the Constituent Partnership is not a "foreign person" as that term is defined in Section 1445(f)(3) of the Code.

                  (xxi) All such transfer and other tax declarations and returns and information returns, duly executed and sworn to by the Constituent Partnership as may be required of the Constituent Partnership by law in connection with the conveyance of the Property to the Operating Partnership, including but not limited to, Internal Revenue Service forms.

                  (xxii)   Opinion  of  counsel  to  the   Constituent   Parties
                  reasonably satisfactory to FAC and Operating Partnership in form and substance.

                  (xxiii) A tradenames assignment agreement in the form to be agreed upon by the parties.

                  (xxiv)  Duly   executed  and   acknowledged   assignment   and
                  assumption of all Ground Leases substantially in the form previously agreed to by the parties.


                  (xxv) Such documents as may be reasonably required by the mortgagees providing for the restructure or modification of the Outstanding Debt Financing as provided herein.

                  (xxvi)   Estoppel   letters   addressed   to  the   respective
                  Constituent  Parties,  their  successors  and assigns from the lessors under the Ground Leases in form and substance reasonably acceptable to the Operating Partnership.

                  (xxvii) Waivers of rights of first refusal, or evidence of the lapse of said rights, in form reasonable satisfactory to the Operating Partnership, with respect to any of the Properties which are subject to said rights.

                  (xxviii) The Rights of First Refusal referenced in Section 11.1, executed by the applicable POP Sellers, and in form appropriate for recordation in the appropriate governmental land records against the Purchase Option Properties.

                  (xxix) Mutual Indemnification Agreement ("Mutual Indemnification Agreement") satisfactory in form and substance to Contributors and FAC and the Operating Partnership pursuant to which each Contributor shall indemnify FAC and the Operating Partnership against third party claims, lawsuits and actions deriving from matters or circumstances arising prior to the Closing with respect to its Property and FAC and the Operating Partnership shall indemnify each Contributor against third party claims, lawsuits and actions arising from matters or circumstances arising after the Closing with respect to such Contributor's respective Property.

                  (xxx) Any required disclosure under Florida law, or the law of any other jurisdiction with respect to environmental matters, including radon.

                  (xxxi) As to Georgia Properties, evidence that the applicable Contributor or Constituent Partnership is a Georgia resident for purposes of O.C.G.A. ss.47-7-28 or that it is otherwise exempt from the withholding requirements thereunder. Absent evidence of exemption, the Operating Partnership will withhold as required by Georgia law.

                  (xxxii) Such other documents as may be reasonably required or appropriate to effectuate the consummation of the transactions contemplated by this Agreement.

        4.6 Documents Required to be Delivered by the Operating Partnership and FAC at Closing. the Operating Partnership and FAC shall deliver to the Contributors at the Closing, the following:

                  (i)      A copy of the Operating Partnership Agreement.

                  (ii) The amendment to the Operating Partnership Agreement (the "Amendment"), in form and substance reasonably satisfactory to Contributor Counsel, duly executed by FAC and all other necessary parties, to evidence admission of the Contributors to the Operating Partnership as limited partners.


                  (iii) A settlement statement with respect to the Closing, duly executed by the Operating Partnership.

                  (iv)  Original   counterpart   of  the   Registration   Rights
                  Agreement, executed by FAC.

                  (v) Opinion of counsel to FAC and the Operating Partnership reasonably satisfactory to Contributor Counsel in form and substance.

                  (vi) Original counterpart of the Warrant Agreement executed by FAC.

                  (vii)  Employment   agreement  for  Fred  Steinmark  which  is
                  mutually acceptable to FAC and Fred Steinmark.

                  (viii)   The Bringdown Certificate.

                  (ix)     The Mutual Indemnification Agreement.

                  (x) Such other documents and instruments as may be reasonably necessary to consummate the transactions with the Contributors under this Agreement.




                                    ARTICLE V

                            COVENANTS AND AGREEMENTS

     5.1 Operation of Business. Between the date hereof and the Closing Date, each Contributor shall, and shall cause each Constituent Partnership to, maintain and operate the Properties in a manner consistent with current practices and use reasonable efforts to preserve for the Operating Partnership relationships with tenants, suppliers and others having ongoing relationships with the Properties. Contributors will continue any capital expenditure program currently in place and will not defer taking any actions or spending of funds, or otherwise manage the Properties differently, due to the transaction contemplated by this Agreement; provided that, without the consent of FAC and the Operating Partnership, they shall not enter into, or cause or permit any Constituent Partnership to enter into, any contracts or other such arrangements that would be binding upon the Operating Partnership or the Properties after the Closing Date, unless such contract is terminable without payment of any termination fee or other penalty on thirty (30) days' notice or less. Between the date hereof and the Closing Date, neither any Contributor nor any Constituent Partnership shall consent to any zoning changes or enter into any covenants or other agreements that would be binding on the Operating Partnership or the Properties, including without limitation leases or tenant improvement contracts. Between the date hereof and the Closing Date, the Contributors will advise the Operating Partnership of any written notice received by Constituent Parties from any governmental authority relating to the violation of any law or ordinance regulating the condition or use of the Properties and the Contributors shall notify the Operating Partnership of any violation of any such law or ordinance of which the Contributors become aware.


       5.2 No Brokers. Each of the Contributors, on one hand, and the Operating Partnership, on the other hand, covenants, represents and warrants to the other that, other than Pearson Partners, no broker or finder or agent has been involved or engaged by it in connection with the transactions contemplated hereby and, each hereby agrees to indemnify and hold harmless the other from and against any and all broker's or finder's fees, commissions or similar charges incurred or alleged to have been incurred by it in connection with the transactions contemplated hereby, other than Pearson Partners, and any and all loss, liability, cost or expense (including without limitation reasonable fees of counsel) arising out of any claim that the indemnifying party incurred any such fees, commissions or charges. Pearson Partners shall be paid by FAC and the Operating Partnership pursuant to a separate agreement between them

       5.3  Contributions  of  Assets.   All  personal  property  owned  by  the
Contributors or Constituent Partnerships and used in the operation and management of the Properties will be transferred to the Operating Partnership in conjunction with the Closing and as partial consideration for the transactions otherwise contemplated by this Agreement.

       5.4 Assignment of Warranties. Contributors agree, and shall cause the Constituent Partnerships, to assign, to the extent assignable, all warranties with respect to the Properties to the Operating Partnership and will use commercially reasonable efforts to cause the maker of such warranties to consent to such assignment if necessary for such assignment to be valid.

       5.5 Operation of FAC and Operating Partnership. Between the date hereof and the date Simon Konover becomes Chairman of the Board, or the Outside Closing Date, whichever first occurs, except as otherwise consented to by Simon Konover in writing (or, in the event of Simon Konover's death or incapacity, by Fred Steinmark), each of FAC and the Operating Partnership shall conduct their respective businesses (x) in the ordinary course of business and consistent with past practices and (y) in a manner which is not in violation of Section 5.3 of the Lazard Stock Purchase Agreement.

     5.6 Tenant Improvements; Rent Concessions. None of the Contributors nor any of the Constituent Partnerships shall, between the date hereof and the Closing date, terminate, cancel or accept the surrender of any lease, or grant any concession, rebate, allowance or free rent.

     5.7 Security Deposits. No Contributor or Constituent Partnership shall, between the date hereof and the Closing Date, apply any security deposits with respect to any tenant in occupancy on the Closing Date, except in the ordinary course of business.

     5.8 Outstanding Debt Financing. Between the date hereof and the Closing Date, the Contributors and the Constituent Partnerships will make all required payments as and when required under any Outstanding Debt Financing.

     5.9  Purchase   Option   Properties.   The  Contributors  and  Constituent
Partnerships shall not at any time prior to the expiration of the RFR Period, cause or permit the Purchase Option Properties, or any interest therein, to be alienated, mortgaged (except in the ordinary course of business), licensed, encumbered or otherwise be transferred, without the prior written consent of FAC and the Operating Partnership.


     5.10 Insurance. The Contributors and the Constituent Partnerships agree to maintain and keep in full force and effect through the Closing Date the hazard, liability and casualty insurance policies currently maintained on the Properties.

     5.11 Books and Records. The Contributors and the Constituent Partnerships shall permit FAC and the Operating Partnership and its authorized representatives to inspect the Books and Records of its operations during normal business hours upon reasonable notice. For a period of five (5) years after Closing, the Operating Partnership shall, with respect to Books and Records delivered to it by the Constituent Parties, and the Constituent Parties shall, with respect to all Books and Records not delivered to the Operating Partnership hereunder, maintain such Books and Records, for inspection by the other at the address for notices to such party as set forth below.

     5.12 Governmental Violations. Prior to Closing with respect to any Property, the Constituent Parties shall have fully remediated or restored, and paid any penalties or other fees or charges associated with, the governmental violations and uninsured physical damage as to such Property listed on SCHEDULE 6.1A.20(B).

     5.13 Completion of On-Going Work. The Contributors and the Constituent Partnerships, as applicable, at their sole cost and expense, shall proceed toward completion, consistent with the requirements of Section 5.1 above, of all work under construction at the Properties and complete all tenant improvement work and capital expenditure programs which have been commenced by the Contributors and the Constituent Partnerships, as applicable, as of the date hereof, related to all leasing activity and otherwise in accordance with the obligation giving rise to such work having to be performed, and shall obtain and deliver to FAC and the Operating Partnership, as soon as practical, all final certificates of completion and occupancy required by applicable law, or other documentation reasonably satisfactory to FAC and the Operating Partnership, evidencing the acceptance of said work by all appropriate governmental authorities having jurisdiction thereover and the party for whom the work is being so performed; said obligations shall survive Closing.

     5.14 Consents and Approvals. Each of FAC, the Operating Partnership, the Contributors and the Constituent Partnerships shall take all commercially reasonable action to obtain the requisite consents and approvals from all third parties, including mortgagees, required to consummate the transactions contemplated by this Agreement. In furtherance and not in derogation of the foregoing, the Constituent Parties agree that the Operating Partnership may at its sole option, elect to cause any mortgage to be prepaid or repaid at Closing if such mortgagee shall have withheld its consent to the transactions contemplated by this Agreement, provided that (i) the Operating Partnership shall be responsible for any prepayment fee or penalty and any other fees or charges of the mortgagee occasioned by the prepayment and (ii) the Operating Partnership shall pay to the Contributors of such Property having federal, state and local income tax payable on account of Built-In Gain recognized because of such prepayment, the incremental amount of such federal, state and local income tax liability caused by such prepayment.

     5.15 Listings and Other Offers. From and after the date hereof, until the Closing Date or termination of this Agreement, the Contributors and the Constituent Partnerships will not solicit or make or accept any offers to sell any of the Properties, engage in any discussions or negotiations with any third party with respect to the sale or other disposition of any the Properties, or enter into any contracts or agreements (whether binding or not) regarding any disposition of any of the Properties.



     5.16 Reports and Filings. The Constituent Parties and each Contributor will cooperate with the Operating Partnership before and after Closing in providing such information as the Operating Partnership may reasonably require to prepare its proxy material and Form 8-K filings and such other reports and filings as may be required by any governmental authority, NYSE or applicable exchange.

           5.17     Konover Name; Change in Management

                  (a) Name Change. At Closing (or, if there may be more than one, the first Closing), the Operating Partnership shall, at its own expense, effect a change of its name to "Konover Property Trust, L.P." and prior to Closing, FAC shall, at its own expense, make such filings and proxy solicitations as are necessary to change its name to "Konover Property Trust, Inc." or "Konover Realty Trust, Inc." effective as of the FAC shareholder meeting next following the Closing (or, if there may be more than one, the first Closing), subject to shareholder approval; provided, in each case, that such name change is not in violation of any federal, state or local laws, regulations, ordinances, rules or restrictions, or of any trademark or other exclusive license, mark, intellectual property agreement or rights. If FAC shareholders do not approve of the name changes described herein, FAC shall operate as a "d/b/a" under a name substantially similar to "Konover/FAC." FAC shall, subject to availability, trade under the New York Stock Exchange symbol "KPT" or "KVR." Contributors, individually and on behalf of the Constituent Partnerships and any Affiliates, each and all hereby convey any and all right, title and interest they, or any of them, may have in and to the names, marks or identities to which FAC and the Operating Partnership are renamed pursuant to this Section, and covenant and agree not to adopt or use any name, mark or identity which includes the words "Konover Property Trust," or "Konover Realty Trust". All derivatives of the "Konover" name other than those utilizing such words are reserved by Simon Konover. FAC shall not employ the "Konover" name for itself or in the names of its Affiliates or Subsidiaries except as includes the words "Konover Property Trust" or "Konover Realty Trust".

                  (b) Trademark Reassignment Right. Notwithstanding the foregoing, for a period of five (5) years after the first Closing to take place hereunder, in the event of (i) the liquidation of FAC, or
         (ii) a proposed merger, combination or consolidation of FAC with any other company, or (iii) the acquisition of more than one half of the assets of FAC (on a rentable square footage basis) by another company, or (iv) if the report of independent auditors for any audited annual financial statements for FAC issued during such period contains a "going concern" qualification, Simon Konover shall have the right, exercisable by written notice to FAC within thirty (30) days of Simon Konover's having received written notice from FAC of such liquidation or of the identity of the parties and the material terms of such proposed merger, combination, consolidation or asset transaction, to require that FAC and the Operating Partnership quitclaim to the assignor under the tradename assignment agreement all of their interests in the tradenames assigned thereunder, effective upon the effective date of such merger, combination, consolidation or asset combination (the "Tradename Reassignment Right"). Failure to exercise the Tradename Reassignment Right within such thirty (30) day period shall conclusively waive such right with respect to the proposed transaction. The Tradename Reassignment Right is personal to Simon Konover and cannot be assigned, conveyed, succeeded to or transferred, except that in the event of Simon Konover's death or incapacity, and receipt by FAC of written notice thereof, Michael Konover shall succeed to the Tradename Reassignment Right and shall be entitled to all of the rights and responsibilities hereunder with respect thereto.



                  (c) Board of Directors. Because FAC and the Operating Partnership place significant value on the Konover name and the services and contributions of Simon Konover to FAC, the parties hereto have agreed as follows:

                  (i) As of the earlier to occur of (i) FAC's reasonable determination that the election of Simon Konover to the Board will not result in any obligation under any law or governmental or stock exchange requirement of Share holder approval, which determination shall be made not later than the first Closing to occur hereunder, or
         (ii) the final Closing to take place hereunder (i.e. after which, as to all Properties hereunder this Agreement shall have been terminated or Closing shall have taken place as to all other Properties), but not later than the Outside Closing Date, as such date may be extended, Simon Konover's election to the Board shall become effective and he shall be named Chairman and shall serve in that position on the Board until the shareholder meeting next following Closing, in connection with which FAC will nominate and promote and support him for election to the Board, and if the Board has converted to staggered terms, FAC shall nominate and promote and support him for election to the longest term established for Board members. Simon Konover shall be paid compensation equal to $10,000 per month (prorated for any partial months) that he serves as a member of the Board, whether or not he is chairman. In addition, from the date of the first Closing hereunder until the earlier to occur of the date Simon Konover becomes Chairman of the Board or the Outside Closing Date (as it may be extended), FAC shall pay Simon Konover a consulting fee equal to $10,000 per month (prorated for any partial months).

                  (ii) As of the Closing (or if there may be more than one, the first Closing), Fred Steinmark shall be appointed an Executive Vice President of FAC and shall execute an employment agreement on terms mutually acceptable to him and to FAC, and shall be a member of the FAC Management Committee.

         (d)       Warrants

                  (i) FAC hereby agrees to issue to Simon Konover on the Closing Date (or if there is more than one Closing hereunder, on the first
         Closing Date hereunder) warrants ("Warrants") to purchase 100,000 Shares at an exercise price of $9.50 per Share pursuant to the Warrant Agreement, provided that (A) one-fifth (20%) of such Warrants shall vest on the first anniversary of the Closing Date and one-fifth (20%) shall vest on each of the next four succeeding anniversary dates thereof (each a "Vesting Date"), except that if at any time Simon Konover (or Michael Konover, as his successor) exercises his Tradename Reassignment Right, any Warrants which shall not theretofore have vested shall automatically be canceled and shall never vest and shall under no circumstances be exercisable; and (B) such Warrants as have not been canceled and have vested shall be exercisable within a ten
         (10) year period commencing on the date such Warrants were issued.




                  (ii) In addition, FAC hereby agrees to issue to Simon Konover on the Closing Date (or if there is more than one Closing hereunder, on the first Closing Date hereunder) Warrants to purchase 100,000 Shares at an exercise price of $12.50 per Share pursuant to the Warrant Agreement; provided that, as with the Warrants described in subdivision
         (d) (i) above, one-fifth (20%) of such Warrants shall vest on the first Vesting Date and one-fifth (20%) shall vest on each of the next four succeeding Vesting Dates and in all other respects (aside from the exercise price), such Warrants shall be identical to and subject to the same terms and conditions as set forth in subdivision (d) (i) above.


                                   ARTICLE VI
                  REPRESENTATIONS AND WARRANTIES OF THE PARTIES

     6.1 Representations and Warranties. To induce the Operating Partnership and FAC to enter into this Agreement and the transactions contemplated hereby, subject to Section 6.2 below, (i) each of the Contributors and Constituent Partnerships, as applicable, hereby makes the representations and warranties set forth in SCHEDULE 6.1A hereto and (ii) Konover Management South hereby makes the representations and warranties set forth in SCHEDULE 6.1B hereto; and to induce the Contributors to enter into this Agreement and the transactions contemplated hereby, FAC and the Operating Partnership, jointly and severally, hereby make the representations and warranties set forth in SCHEDULE 6.1C hereto. Anything to the contrary in this Agreement notwithstanding, the parties hereby agree that each and every representation and warranty contained in SCHEDULE 6.1A and
SCHEDULE 6.1B shall be deemed to be qualified to the knowledge of the applicable Person making such representation or warranty, whether or not such qualification is expressly contained in such representation and warranty in said Schedule. The phrase "to the knowledge of" of a Constituent Party or of Konover Management South shall be limited to the actual knowledge, without inquiry, of Simon Konover, Fred Steinmark, Maria S. Ashenfelter and Gregory Combs.

     6.2 Joint and Several Liability. In each instance in this Agreement in which a representation, warranty or covenant is made by the "Contributors" or the "Constituent Parties" or "Constituent Partnerships" as to any or all of such Persons or as to the Properties, the liability of the party or parties making such representation, warranty or covenant shall be joint and several among the Constituent Parties owning interests in the Property or Person as to which such representation, warranty or covenant is made (subject to the limitation of liability for Loss and Expense contained in this Agreement), but shall be several as between such Constituent Parties, on the one hand, and all other Constituent Parties, on the other hand (i.e., such other Constituent Parties shall have no liability for such representations, warranties and covenants).




     6.3 Survival of Constituent Parties' Representations. Other than the representations contained in Section (n) on SCHEDULE 6.1A.20 (which shall survive until the sixth anniversary of the date of the Closing to which they relate), all representations, warranties and (except as provided by the last sentence of this Section 6.3) covenants and agreements of any of the Constituent Parties contained herein, including indemnity or indemnification agreements contained herein, or in any Schedule, or any certificate, document or other instrument delivered in connection herewith shall survive the Closing to which they relate until the earlier to occur of (i) the three year anniversary of the Closing to which they relate, or (ii) thirteen (13) months after last date upon which a Subsequent Closing under and as defined in the Lazard Stock Purchase Agreement may take place; provided, however, that there shall be no termination with respect to any representation and warranty as to which either (a) a bona fide claim has been asserted prior to such date or (b) the applicable
Constituent Party had actual knowledge of any breach thereof prior to such Closing. No action or proceeding may be brought with respect to any of the representations and warranties, or any of the covenants or agreements which survives Closing, unless written notice thereof, setting forth in reasonable detail the claimed misrepresentation or breach of warranty or breach of covenant or agreement, shall have been delivered to the party alleged to have breached such representation or warranty or such covenant or agreement prior to the expiration thereof. Those covenants or agreements that contemplate or may involve actions to be taken or obligations in effect after the Closing shall survive Closing unless otherwise provided therein.

     6.4 Survival of Company and Operating Partnership Representations. All representations, warranties, and (except as provided in the last sentence of this Section 6.4) covenants and agreements of the Company or Operating Partnership contained herein, including indemnity or indemnification agreements contained herein, or in any Schedule, or any certificate document or other instrument delivered in connection herewith shall survive the Closing until the earlier to occur of (i) the three year anniversary of the Closing to which they relate, or (ii) thirteen (13) months after last date upon which a Subsequent Closing under and as defined in the Lazard Stock Purchase Agreement may take place; provided, however, that there shall be no termination with respect to any representation and warranty as to which either (a) a bona fide claim has been asserted prior to such date or (b) FAC and the Operating Partnership had actual knowledge of any breach thereof prior to such Closing. No action or proceeding may be brought with respect to any of the representations and warranties, or any of the covenants or agreements which survive Closing, unless written notice thereof, setting forth in reasonable detail the claimed misrepresentation or breach of warranty or breach of covenant or agreement, shall have been delivered to the party alleged to have breached such representation or warranty or such covenant or agreement prior to the expiration thereof. Those covenants or agreements that contemplate or may involve actions to be taken or obligations in effect after the Closing shall survive Closing unless otherwise provided therein.

         6.5      Indemnification by Contributors or the Company

                  (a) Subject to Section 6.3, from and after the Closing, each Constituent Party shall indemnify and hold harmless the Company, its Affiliates and its Subsidiaries and its and their respective directors, officers, employees, stockholders, partners, members and representatives, and their respective successors and assigns, from and against any and all damages, claims, losses, expenses, costs, obligations, and liabilities, including liabilities for all reasonable attorneys' fees and expenses (including attorney and expert fees and expenses incurred to enforce the terms of this Agreement) (collectively, "Loss and Expense") suffered, directly or indirectly, by the Company by reason of, or arising out of, (i) any breach as of the date made or deemed made or required to be true of any representation or warranty made by such Constituent Party in or pursuant to this Agreement, or (ii) any failure by such Constituent Party to perform or fulfill any of its covenants or agreements set forth herein. Notwithstanding any other provision of this Agreement to the contrary, in no event shall Loss and Expenses include a party's incidental or consequential damages.



                  (b) Subject to Section 6.4 from and after the Closing, the Company and the Operating Partnership, jointly and severally, shall indemnify and hold harmless each Constituent Party and its respective directors, officers, employees, stockholders, partners, members and representatives, and their respective successors and assigns, from and against any and all Loss and Expenses, suffered, directly or indirectly, by such Constituent Party by reason of, or arising out of, (i) any breach as of the date made or deemed made or required to be true of any representation or warranty made by the Company or the Operating Partnership, as applicable, in or pursuant to this Agreement and any statements made in any certificate delivered pursuant to this Agreement, or (ii) any failure by the Company or the Operating Partnership, as applicable, to perform or fulfill any of its covenants or agreements set forth therein. Notwithstanding any other provision of this Agreement to the contrary, in no event shall Loss and Expenses include a party's incidental or consequential damages.

                  (c) Notwithstanding the foregoing, (i) neither any Constituent Party nor the Company or the Operating Partnership shall be responsible for any Loss and Expenses as provided by paragraphs (a) and (b), respectively, of this
Section 6.5 until the cumulative aggregate amount of such Loss and Expenses suffered by the aggrieved party exceeds $500,000 in which case the party(ies) responsible for such Loss and Expenses shall be liable for all such Loss and Expenses, and (ii) the cumulative aggregate indemnity obligation of the Company and the Operating Partnership, on the one hand, and the Constituent Parties, on the other hand, shall not exceed $3,000,000. Except with respect to third-party claims being defended in good faith or claims for indemnification with respect to which there exists a good faith dispute, the indemnifying party shall satisfy its obligations hereunder within 30 days of receipt of a notice of claim under this Section.

     6.6 Third-Party Claims. If a claim by a third party is made against an indemnified party and if such party intends to seek indemnity with respect thereto under this, such indemnified party shall promptly notify the indemnifying party in writing of such claims setting forth such claims in reasonable detail; provided, however, the foregoing notwithstanding, the failure of any indemnified party to give any notice required to be given hereunder shall not affect such party's right to indemnification hereunder except to the extent the indemnifying party from whom such indemnity is sought shall have been prejudiced in its ability to defend the claim or action for which such indemnification is sought by reason of such failure. The indemnifying party shall have 20 days after receipt of such notice to undertake, through counsel of its own choosing and at its own expense, the settlement or defense thereof, and the indemnified party shall cooperate with it in connection therewith; provided, however, that the indemnified party may participate in such settlement or defense through counsel chosen by such indemnified party, provided that the fees and expenses of such counsel shall be borne by such indemnified party. The indemnified party shall not pay or settle any claim which the indemnifying party is contesting. Notwithstanding the foregoing, the indemnifying party shall have the right to pay or settle any such claim, provided that in such event it shall waive any right to indemnify therefor by the indemnifying party. If the indemnifying party does not notify the indemnified party within 20 days after the receipt of the indemnified party's notice of claim of indemnity hereunder that it elects to undertake the defense thereof, the indemnified party shall have the right to contest, settle or compromise the claim but shall not thereby waive any right to indemnity therefore pursuant to this Agreement.


                                   ARTICLE VII
                    INVESTMENT REPRESENTATIONS AND WARRANTIES

     Representations and Warranties of Contributors. Each Contributor as to his or its Interests represents and warrants to the Operating Partnership as follows:

     7.4 Acquisition for own Account. Such Contributor will be acquiring the Units to be received by him for his own account and not with the view to the sale or distribution of the same or any part thereof in violation of the Securities Act.

     7.5 Reliance by FAC and the Operating Partnership. Such Contributor understands that the Units (or Shares issued upon exchange of the Units) to be issued to the Contributor will not be registered under the Securities Act, or the securities laws of any state ("Blue Sky Laws") by reason of a specific exemption or exemptions from registration under the Securities Act and applicable Blue Sky Laws and that FAC's and the Operating Partnership's reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of Contributors.

     7.6 No Transfer. Such Contributor understands that, for the reasons set forth in subparagraph (ii) above, the Units (or Shares issued upon exchange of the Units) may not be offered, sold, transferred, pledged, or otherwise disposed of by Contributor except (i) pursuant to an effective registration statement under the Securities Act and any applicable Blue Sky Laws, (ii) pursuant to a no-action letter issued by the SEC to the effect that a proposed transfer of the Units (or Shares issued upon exchange of the Units) may be made without registration under the Securities Act, together with either registration or an exemption under applicable Blue Sky Laws, or (iii) upon the Operating Partnership or FAC, as the case may be, receiving an opinion of counsel knowledgeable in securities law matters and reasonably acceptable to the Operating Partnership or FAC, as the case may be, to the effect that the proposed transfer is exempt from the registration requirements of the Act, and that, accordingly, Contributor must bear the economic risk of an investment in the Units (and the Shares issued upon exchange of the Units) for an indefinite period of time;

     7.7 Accredited Investor. Such Contributor is an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act (the standards for being "Accredited Investor" will vary depending upon the legal form of the Contributor, but Accredited Investor includes, for individuals, any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of the purchase exceeds $1,000,000 or who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year);

     7.8 Substantial Risk. Such Contributor understands that an investment in the Operating Partnership and FAC involves substantial risks; and such Contributor has had the opportunity to review all documents and information which it has requested concerning its investment in the Operating Partnership and FAC and has had the opportunity to ask questions of the management of the Operating Partnership and FAC, which questions, if any, were answered to its satisfaction; and

     7.9 Legend. Such Contributor understands that any document that evidences the Units (and any unregistered Shares issued upon exchange of the Units) will bear a legend substantially to the effect of the following:

                           The securities represented by this document have not been registered under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state. The securities may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Act and under any applicable state securities laws, receipt of a no-action letter issued by the Securities and Exchange Commission (together with either registration or an exemption under applicable state securities laws) or an opinion of counsel acceptable to FAC Properties, L.P. that the proposed transaction will be exempt from registration under the Act and applicable state securities laws.

and that the Operating Partnership or FAC, as the case may be, reserves the right to place a stop order against the transfer of the Units (and any unregistered Shares issued upon exchange of the Units), and to refuse to effect any transfers thereof, in the absence of satisfying the conditions contained in the foregoing legend.

     7.10 Foreign Person. Each Contributor represents individually and on behalf of all Constituent Partnerships in which it owns interests that he is not a "foreign person" within the meaning of Section 1445 of the Code.


                                  ARTICLE VIII
                              CONDITIONS TO CLOSING

     8.1 Conditions to FAC's and the Operating Partnership's Obligations to Close. In addition to the other conditions to Closing detailed elsewhere in this Agreement, each of the following shall be a condition to the obligation of FAC and the Operating Partnership to close the transactions contemplated hereby with respect to the Properties:

                  (a) FAC Shareholder Approval. If it is determined by FAC, based upon facts or circumstances arising from or after the date hereof, that the completion of the transactions contemplated hereby requires the approval of FAC's shareholders, then (i) such approval shall be a condition to close the transactions contemplated hereby and
         (ii) FAC agrees that it shall in good faith promptly begin the process of preparing and filing with the SEC any necessary proxy material and will call for and hold a shareholder meeting as soon as is reasonably practicable to vote on such matter. If such approval is required and the shareholders of FAC do not approve the transactions contemplated hereby, this Agreement shall be terminated.

                  (b) Refinancing of Loans. The Operating Partnership and FAC shall have no obligation to close the transactions contemplated hereby with respect to any Property (and the number of Units to be issued shall be adjusted accordingly) if the Operating Partnership determines that it is unable to obtain the consent of the holders of the Outstanding Debt Financing for such property to the assignment of the Interests in or sale of such Property on terms reasonably acceptable to the Board of Directors of FAC, including non-recourse provisions satisfactory to FAC in FAC's sole discretion.



             (c) Management Rights. The Operating Partnership and FAC shall have no obligation to close the transactions contemplated hereby with respect to any Property (and the number of Units to be issued shall be adjusted accordingly) if the Operating Partnership does not have the unconditional right, as of the Closing Date, to the management and leasing of such Property.

             (d) Representations and Warranties. The Operating Partnership and FAC shall have no obligation to close the transactions contemplated hereby with respect to any Constituent Partnership or Property if any of the representations and warranties of the Contributors hereto with respect to such Constituent Partnership or Property shall not be true and correct in all material respects as of the date hereof and the Closing Date, as reflected in the Bringdown Certificate in respect thereof, or if such Bringdown Certificate shall not have been delivered.

             (e) Tenant Estoppels. The Operating Partnership and FAC shall have no obligation to close the transactions contemplated hereby if the Operating Partnership and FAC shall not have received original executed tenant estoppel certificates in the form provided by FAC to the Contributors, without material deviation, from (i) all tenants of the Properties leasing at least 25,000 square feet of rentable space, (ii) ninety percent (90%) of the tenants of the Properties leasing more than 10,000 and less than 25,000 square feet of rentable space and (iii) such tenants, and covering such space, as represent at least seventy percent (70%) of the Net Operating Income of the Properties in the aggregate.

             (f) Davie Guaranty. The Operating Partnership and FAC shall have no obligation to close the transactions contemplated hereby with respect to the Property known as "the Plaza" in Davie, Florida, if the Contributors of such Property shall not have executed and delivered to and for the benefit of FAC and the Operating Partnership a Guaranty of the lease of Xtra Super Food Centers, Inc. and all of the payments and obligations of the tenant for the remaining term thereunder, exclusive of renewals, which is substantially in the form of the existing guaranty and otherwise reasonably satisfactory to FAC and the Operating Partnership.

             (g) Delivery of Documents. The Operating Partnership and FAC shall have no obligation to close the transactions contemplated hereby unless the Contributors and the Constituent Partnerships shall have executed and delivered to FAC and the Operating Partnership all of the documents provided herein for said delivery, and shall have performed all covenants and obligations undertaken by the Contributor and the Constituent Partnerships herein in all material respects and complied in all material respects with all conditions required by this Agreement to be performed or complied with by them on or before the Closing Date.

             (h) No Pending Actions. The Operating Partnership and FAC shall have no obligation to close the transactions contemplated hereby with respect to any Property if there shall exist any pending action, suit or proceeding with respect to such Property or the Contributors of or Constituent Partnerships owning such Property, or with respect to this Agreement, before or by any court or administrative agency which seeks to enjoin, restrain or prohibit this Agreement or the consummation of the transactions contemplated hereby with respect to such Property.

             (i) Material Adverse Change. The Operating Partnership and FAC shall have no obligation to close the transactions contemplated hereby with respect to any Property if there exists any material adverse change in the financial condition, results of operations, business or operations of the Property in question.


             (j) Consents and Approvals. The Operating Partnership and FAC shall have no obligation to close the transactions contemplated hereby with respect to any Property unless all applicable consents and approvals from third parties required to consummate the transactions contemplated by this Agreement shall have been obtained with respect to such Property.

             (k) Management Agreements. The Operating Partnership and FAC shall have no obligation to close the transactions contemplated hereby unless the conditions to the Management Closing set forth in Article XII shall have been fulfilled with respect to all management and leasing and similar agreements under which Konover Management South is the manager or leasing agent ("Management and Leasing Agreements").

        8.2 Conditions to the Contributor's and the Constituent Partnerships' Obligations to Close. In addition to the other conditions of the Constituent Parties' obligations to close detailed elsewhere in this Agreement, each of the following shall be a condition as described to the obligation of the Constituent Parties to close the transactions contemplated hereby with respect to the
Properties:

             (a) Representations and Warranties. The Constituent Parties shall have no obligation to close the transactions contemplated hereby with respect to any Constituent Partnership or Property if any of the representations and warranties of FAC and the Operating Partnership with respect to such Constituent Partnership or Property shall not be true and correct in all material respects as of the date hereof and the Closing Date, as reflected in the Bringdown Certificate in respect thereof, or if such Bringdown Certificate shall not have been delivered.

             (b) Delivery of Documents. The Contributors of any Property hereunder shall have no obligation to close the transactions contemplated hereby with respect to such Property unless he Operating Partnership and FAC shall have executed and delivered to the Contributors and the Constituent Partnerships all of the documents provided herein for said delivery, and shall have performed all covenants and obligations undertaken by the Operating Partnership and FAC herein in all material respects and complied in all material respects with all conditions required by this Agreement to be performed or complied with by them on or before the Closing Date.

             (c) REIT Status. FAC shall not have revoked its prior election pursuant to Section 856(c) (1) of the Code to be taxed as a REIT, and shall be in compliance with all applicable federal income tax laws, rules and regulations, including the Code, necessary to permit it to be taxed as a REIT. FAC shall not have taken any action or have failed to take any action which would reasonably be expected to, alone or in conjunction with any other factors, result in the loss of its status as a REIT for federal income tax purposes.

             (d) No Pending Actions. The Constituent Parties contributing a Property shall have no obligation to close the transactions contemplated hereby with respect to such Property if there shall exist any pending action, suit or proceeding with respect to FAC or the Operating Partnership before or by any court or administrative agency which seeks to enjoin, restrain or prohibit, or to obtain damages or a discovery order with respect to, such Property, to this Agreement or the consummation of the transactions contemplated hereby.



             (e) Equity Investment. FAC shall have completed an equity offering, equity private placement or other equity investment(s) on terms, considered in the aggregate, not less favorable to FAC than the Lazard Transaction pursuant to which not less than Seventy-Five Million Dollars (exclusive of closing adjustments), shall have been provided to FAC by the Closing Date.

             (f) Consents and Approvals. The Contributors of any Property hereunder shall have no obligation to close the transactions contemplated hereby with respect to such Property unless all of the consents and approvals listed in SCHEDULE 6.1A.1 shall have been obtained, except that none of the consents of any owners of Interests in any Constituent Partnership or Contributor shall constitute a condition of any Constituent Party's obligation to close the transactions hereunder, irrespective of whether such consent may be listed in SCHEDULE 6.1A.1. In that connection, (i) the Contributor of the Property commonly known as Mobile Festival Centre hereby agrees to use good faith efforts to purchase the Interests in such Property owned by 698813 Alberta Ltd. ("Alberta") at a price which is reasonably acceptable to such Contributor, and the Operating Partnership agrees to negotiate in good faith with such Contributor as to a monetary contribution by the Operating Partnership up to $200,000 toward the acquisition by such Contributor of such Interests. In the event such Contributor is unable to purchase the Interests of Alberta, upon the request of Simon Konover made by written notice to FAC and the Operating Partnership, the principals of the Contributor of Mobile Festival Centre (other than Alberta) may elect to transfer to the Operating Partnership their Interests in Konover Mobile Centre Festival Limited Partnership ("KMFCLP"), rather than the Property, provided that
         (i) FAC and the Operating Partnership have consented thereto, which consent shall be conditioned upon the agreement of such Contributors of the Interests in KMFCLP (other than Alberta) jointly and severally to hold harmless the Operating Partnership and FAC from any and all cost, expenses and liability (including tax liability) occasioned by the fact that the transfer consists of Interests in KMFCLP rather than of title to the Property, including any additional representations, warranties, covenants and Closing deliveries reasonably requested by FAC and the Operating Partnership in connection therewith, (ii) the Allocated Property Value and related amounts of cash and units paid, issued and withheld are adjusted proportionately and Closing prorations are appropriately adjusted and (iii) each Contributor of Interests in KMFCLP shall be required to (A) make customary representations and warranties as to such Constituent Partnership and (B) provide at the Contributors' sole expense financial statements for KMFCLP audited by a certified public accountant and reasonably satisfactory to FAC and the Operating Partnership covering fiscal years 1995, 1996 and 1997. In the event of such transfer of Interests in KMFCLP, the principals of KMFCLP contributing their Interests in KMFCLP shall be Contributors hereunder and KMFCLP shall be a Constituent Partnership.

                                   ARTICLE IX
                                   ARBITRATION



     9.1 Arbitration. Any dispute, claim or controversy between FAC and/or the Operating Partnership, on one hand, and any Contributor, on the other, shall be settled by arbitration in accordance with this Section. Each of the Operating Partnership and the Contributors (by a vote of majority thereof) shall appoint an arbitrator, and the two arbitrators so appointed shall promptly select a
third   arbitrator.   Within  thirty  (30)  days  of  the   completion  of  such
appointments, the parties shall submit to arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The place of arbitration shall be Washington, D.C. Notwithstanding anything to the contrary herein, the arbitrators are not empowered to award damages in excess of compensatory damages and each party hereby irrevocably waives any right to recover such damages with respect to any dispute or controversy resolved by arbitration under this Section. Judgment on the award rendered by the arbitrators may be entered in any court of competent jurisdiction and shall be binding upon the parties.


                                    ARTICLE X
                     RESTRICTIONS ON SALE OF THE PROPERTIES

     10.1 Restricted Period. A. The Operating Partnership may not sell, assign, exchange, distribute or otherwise dispose of any of the Properties listed on
SCHEDULE 10.1 (the "Restricted Properties") within the periods (the "Restricted Period") set forth on SCHEDULE 10.1 with respect to each Restricted Property without the express written consent of Simon Konover (or if he shall not be alive, his successor designated by written notice to FAC and the Operating Partnership) except (i) in connection with a tax-free transaction which does not result in recognition of Built-in-Gain (as defined below) by any holders of such Units and which is described in Section 10.1.B; (ii) in the event a taxable sale or disposition of any of the Restricted Property would not result in recognition of Built-in-Gain; or (iii) if the Operating Partnership promptly pays to the holders of the Units received in respect of the Contribution of such Restricted Property (the "Related Unitholders") an amount equal to the sum of (A) the federal, state, and local income taxes payable by such Related Unitholders resulting from the recognition of the Built-in Gain triggered by such sale or disposition and (B) an additional payment in an amount equal to the amount such that after payment by the holders of such Units of all taxes (including interest or penalties) on amounts received under Section 10.1.A(iii)(A) and this Section 10.1.A(iii)(B) the holders of such Units relating to such Restricted Property retain an amount equal to the amount described in Section 10.1.A(iii)(A). For purposes of calculating the amounts payable pursuant to clause (iii) of the preceding sentence, the amount of taxes payable by a holder of Units shall be calculated by assuming a tax rate equal to the highest combined marginal rate of federal, state and local tax applicable to an individual in the jurisdiction in which such holder Units is a taxpayer (and if such taxpayer, either directly or indirectly, is subject to tax in more than one state or local jurisdiction, the state or local tax rate to be used in the foregoing combined marginal rate shall be the highest rate of tax in any such jurisdiction) and by assuming that such individual has no tax attributes that would otherwise reduce such tax payments. For purposes of this Agreement, the term "Built-in Gain" for any Restricted Property shall mean the excess, if any, of the fair market value of such Restricted Property on the date of contribution thereof over such Restricted Property's adjusted tax basis for federal income tax purposes immediately prior to the contribution thereof. Contributors agree to cooperate with FAC and the Operating Partnership regarding the calculation of the amount of actual Built-in Gain attributable to any Restricted Property recognized upon any transfer. The provisions of this
Section 10.1 shall survive the Closing.



         B. A sale or other  disposition  shall satisfy the requirements of this
Section 10.1.B if (i) such transaction  qualifies as a like-kind  exchange under
Section 1031 of the Code or an involuntary conversion under Section 1033 of the Code in which no gain is recognized by the Operating Partnership or the Related Unitholders as long as the following conditions are satisfied: (x) in the case of a Section 1031 like-kind exchange, such exchange is not with a "related party' within the meaning of Section 1031(f)(3) of the Code; (y) the property received in exchange for the Restricted Property (referred to as the "Replacement Property") is acquired in the same taxable year of the Operating Partnership in which the disposition of the Restricted Property occurs and secures nonrecourse indebtedness (which is not Partner Nonrecourse Debt, as defined in the Partnership Agreement) in an amount not less than the outstanding principal amount of the nonrecourse indebtedness secured by the Restricted Property at the time of the exchange, with a maturity not earlier than and a principal amortization rate not more rapid than, the maturity and principal amortization rate of such indebtedness secured by the Restricted Property, and
(z) the Replacement Property is thereafter treated for all purposes of the restrictions in Sections 10.1 and 10.3 as the Restricted Property and the indebtedness secured by such Replacement Property is subject to the same restrictions and agreements as apply with respect to the indebtedness secured by the Restricted Property; or (ii) such transaction is one in which no gain is recognized with respect to the Restricted Property by the Operating Partnership or the Related Unitholders in connection with the transfer of the Restricted property to another entity; provided that (w) the amount of indebtedness secured by the Restricted Property is not decreased as a result of the transaction and the amount of indebtedness secured by the Restricted Property that is a Nonrecourse Liability (as defined in the Partnership Agreement) is not reduced, except as permitted by the relevant provisions Section 10.3, (x) the indebtedness secured by the Restricted Property continues to be taken into account in determining the partners' basis in their Units under rules similar to those provided in Section 752 of the Code to the same extent as was the case prior to such transfer, (y) any property the Operating Partnership receives in connection which such transfer, the tax basis in which is determined in whole or in part by reference to the tax basis in the Restricted Property, is thereafter treated for all purposes of Sections 10.1 and 10.3 as the Restricted Property; and (z) the entity to which such Restricted Property is transferred thereafter, being "Transferred Property") agrees, for the benefit of the Related Unitholders, that all of the restrictions of Sections 10.1 and 10.3 shall apply to the Transferred Property, and the indebtedness outstanding with respect thereto in the same manner and to the extent set forth in Sections 10.1 and 10.3 and such agreement is reflected in the partnership agreement (or other comparable governing instrument) of the entity to which the Transferred Property is transferred.



     10.2 Limited Exceptions to Restrictions. During the Restricted Period, the Operating Partnership and their subsidiaries (including, without limitation, any Permitted Assignee), may, subject to the provisos contained in this sentence, sell any of the Restricted Property at any time in connection with (i) the sale of all or substantially all of the properties owned by the Operating Partnership under such terms and conditions which the Board, in its sole judgment, determines to be in the best interests of FAC and its public stockholders, or
(ii) a sale (including without limitation a transfer to a secured lender in lieu of foreclosure) which the Board, in its sole judgment, determines is reasonably necessary (1) to satisfy any material monetary default on any unsecured debt, judgment or liability of FAC, the Operating Partnership or any subsidiary when it becomes due (at maturity or otherwise) or (2) to cure or satisfy any material monetary default on any mortgage, secured by the Restricted Property; provided, however, that no such sales will be made under clause (ii) unless the Operating Partnership is unable to settle or refinance any such debts, judgments or liabilities, or cure or satisfy any such defaults, after making commercially reasonable efforts to do so under then prevailing market conditions; provided that (i) the amount of federal, state and local income tax payable as a result of the recognition thereby of Built-In Gain by the Related Unitholders is less than one hundred thousand dollars ($100,000) or (ii) Simon Konover (or, if he shall not be alive, his successor designated by written notice to FAC and the Operating Partnership) shall have consented or been deemed to consent after notice and in the manner for his consent provided in Section 10.3 below. In the event the Operating Partnership, after having made the commercially reasonable efforts described in the preceding sentence, in its sole judgment, determines that it is reasonably necessary to dispose of any of the Restricted Property to satisfy a material monetary default on any unsecured debt, judgment or liability of the Operating Partnership when it becomes due (at maturity or otherwise), the Operating Partnership covenants and agrees that it shall treat all of its properties proportionately, including the Restricted Property, in its determination of what properties to dispose of to satisfy such material debt, judgment or liability and shall use commercially reasonable efforts to minimize any adverse tax consequences to such holders of the Units. In the case of any disposition of any of the Restricted Property pursuant to this Section 10.2, holders of the Units relating to such Restricted Property may attempt to obtain title to the Restricted Property in question so long as any equity in the Restricted Property which the Operating Partnership may otherwise be seeking to preserve is not lost or jeopardized. Moreover, in the event of an anticipated transfer of any of the Restricted Property to a secured lender in lieu of foreclosure or foreclosure, the Operating Partnership shall use commercially reasonable efforts to provide the Related Unitholders the right to (a) cure the default including the right to lend the Operating Partnership the funds necessary to cure the default on an unsecured basis, as well as the right to lend such funds to the Operating Partnership and to receive security for any such loan from the Operating Partnership (or its appropriate Affiliate) in the form of a subordinate mortgage secured solely by such Restricted Property (but only if the lender or lenders holding any prior mortgage or mortgages on the relevant Restricted Property expressly consent in writing to the grant of the subordinate mortgage, provided that neither such loan, whether secured or unsecured by the holders of the Units nor the granting of any such subordinate mortgage to such holders violates any covenant in any loan agreement of the Operating Partnership or any of its affiliates); (b) acquire, for one Unit (if the value of a Unit at the time of such acquisition is not more than one-thousand ($1,000.00) dollars or, if so, then for a fraction of a Unit, such fraction's value being equal to one-thousand ($1,000.00) dollars), such Restricted Property from the Operating Partnership subject to the debt or liability; or (c) permit the Related Unitholders to exercise the Operating Partnership's right of redemption with respect to such Restricted Property; PROVIDED, HOWEVER, that the Operating Partnership shall not have any obligation to grant holders of such Units the rights described in this sentence until holders of the Units (whose financial position and resources as determined by the Operating Partnership using commercially reasonable standards to be satisfactory for the purpose of acting as indemnitors pursuant to this proviso) have agreed with the Operating Partnership in writing to indemnify and hold harmless the Operating Partnership, FAC and their affiliates from and against all costs (including reasonable attorneys fees), expenses, taxes (including without limitation any deed, mortgage or real estate transfer taxes), claims, judgments, liabilities or damages incurred or arising from or in connection with or attributable to or resulting from the grant or exercise of such rights, or the acquisition of such Restricted Property by holders of the Units, but only to the extent such costs would not have been incurred otherwise.

     10.3 Refinancing During the Restricted Period. During the Restricted Period, FAC the Operating Partnership, and their Subsidiaries and affiliates shall not, without the express written consent of Simon Konover (or, if he shall not be alive, his successor designated by written notice to FAC and the Operating Partnership), repay, earlier than one month prior to its stated maturity, any indebtedness secured by the Restricted Property unless (i) the amount of federal and state income tax payable as a result of the recognition thereby of Built-In Gain by the Related Unitholders is less than one hundred thousand dollars ($100,000) or (ii) such repayment (a) is made in connection with the refinancing (on a basis that the new debt would be considered a nonrecourse liability) of such indebtedness for an amount not less than the principal amount of such indebtedness on the date of such refinancing, with such refinancing indebtedness providing for the least amount of principal amortization as is available on commercially reasonable terms, or (b) is made in connection with an involuntary sale pursuant to foreclosure of the mortgage secured by the Restricted Property or otherwise, including pursuant to a deed in lieu of foreclosure (provided that FAC, the Operating Partnership and their Subsidiaries and affiliates may not execute any deed in lieu of foreclosure unless the maturity of the indebtedness secured by the Restricted Property has been accelerated) or a proceeding in connection with a Bankruptcy of the Operating Partnership, the fee-owning entity or any intermediate Person between them. For purposes of this Article X, if (i) Simon Konover or his designated successor shall fail to respond within thirty (30) days of a request for consent to a proposed transaction for which his consent is required as provided above, his consent shall be deemed granted, or (ii) Simon Konover shall die and no successor to his rights under this Section shall have been designated within fifteen (15) days after request by FAC for such designation which was delivered to Michael Konover at his most recent address known to FAC, such consent rights shall terminate.

     10.4 Post Restricted Period Transactions. After the expiration of the Restricted Period, the Operating Partnership may sell or dispose of any of the Restricted Property at any time in its sole discretion, without regard to the tax consequences to the Contributors thereof.

     10.5 Traditional Method. Until such time as all of the Units issued to Related Unitholders with respect to a Property (or Constituent Partnership) have been exchanged for Shares, the Operating Partnership hereby agrees to use the "traditional method" set forth in Treasury Regulation ss.1.704-3(b) (i.e. without "curative allocations") with respect to such Property (or Constituent Partnership).


                                   ARTICLE XI
                           PURCHASE OPTION PROPERTIES





     11.1 Right of First Refusal. If at any time during the one year period after Closing (or if there may be more than one Closing hereunder, then commencing upon the first Closing to take place) (the "RFR Period"), any Constituent Parties owning one or more of the Purchase Option Properties ("POP Seller"), other than the Purchase Option Property commonly known as Broward Center, which shall not be subject to the Right of First Refusal in this Section
11.1 but shall be subject to the put option in Section 11.2, shall desire to sell all or a portion of such Properties, it shall first obtain an offer (the "Third Party Offer") from the prospective purchaser in writing, which Third Party Offer shall set forth the terms and conditions upon which the third party is willing to purchase all or a portion of the Property. POP Seller shall thereupon forward a copy of such Third Party Offer to the Operating Partnership and FAC. the Operating Partnership shall have a period of twenty (20) business days after delivery of notice of the opportunity to exercise the right of first refusal and a copy of the Third Party Offer in which to notify POP Seller if it desires to acquire such portion of the Property under the terms and conditions of the Third Party Offer, except that the Operating Partnership's acceptance shall provide that the purchase price shall be (i) at the Operating Partnership's sole option, paid entirely in cash or entirely in Units at a value per Unit equal to the Average Share Price determined with reference to the date that notice of the Third Party Offer and the right of first refusal has been delivered to the Operating Partnership and FAC and (ii) net of any Outstanding Debt Financing affecting the Property which shall be assumed or paid by the Operating Partnership. Any such acceptance of such Third Party Offer by the Operating Partnership shall be in writing and shall state a closing date not later than the later of (a) the closing date specified in the Third Party Offer, or (b) one hundred twenty (120) days from delivery of the notice and Third Party Offer to the Operating Partnership. If, within said twenty (20) business day period, the Operating Partnership shall elect not to purchase the Property or if the Operating Partnership shall make no election within said twenty (20) business day period, then the Operating Partnership shall have waived the right of first refusal granted hereby, and POP Seller shall be free to sell such portion of the Property to such third party in accordance with the terms and conditions set forth in the Third Party Offer. Upon such sale, this paragraph shall thereafter be null and void and without any force or effect; provided, however, in the event that the Operating Partnership fails to exercise such right of first refusal but such third party fails to close such sale, the Operating Partnership shall be entitled to exercise such right of first refusal as to subsequent Third Party Offers. Such Right of First Refusal shall be contained in a separate agreement between the POP Seller of each such Purchase Option Property and FAC and the Operating Partnership recorded contemporaneously with the Closing at the sole cost of the applicable POP Seller.

     11.2 Put Option. At any time during the RFR Period, each POP Seller shall have the option to sell its Purchase Option Property to the Operating Partnership, and the Operating Partnership shall be required and hereby agrees to buy such Purchase Option Property at the Adjusted Purchase Price (hereinafter defined), subject to the terms and conditions hereinafter described:

                      (i) The Adjusted Purchase Price shall be (A) at the Operating Partnership's sole option, paid entirely in cash or entirely in Units at a value per Unit equal to the Average Share Price determined with reference to the date that notice of POP Seller's exercise of the put option is delivered to FAC and the Operating Partnership, and (B) adjusted consistent with Section
3.3 of this Agreement and with Closing costs allocated as provided in this Agreement.

                      (ii) POP Seller shall exercise its put option by delivering to FAC and the Operating Partnership written notice on or prior to the end of the RFR Period of its irrevocable exercise of the put option and containing POP Seller's calculation of the Adjusted Purchase Price and all backup materials reasonably relating thereto. The Closing thereunder shall be on a date specified by the Operating Partnership not later than one hundred twenty
(120) days following receipt of the notice of exercise of the put option. Upon exercise by POP Seller of its put option, such Purchase Option Property shall become a "Property" and POP Seller shall be deemed to have made all of the representations and warranties under this Agreement with respect thereto as of such date; and the parties shall perform all obligations of Closing and make all Closing deliveries required under this Agreement, including a Bringdown Certificate, with the Operating Partnership's obligation to purchase such Purchase Option Property being conditioned only upon the conditions to Closing enumerated in Article VIII hereof.

                      (iii) The Adjusted Purchase Price shall be equal to (A) the Net Operating Income of the applicable Purchase Option Property for the twelve (12) month period ending on the last day of the calendar month preceding the month in which the put notice was received, divided by eleven percent (.11), minus (B) the balance of any Outstanding Debt Financing affecting the Purchase Option Property which is assumed or paid by the Operating Partnership.

                      (iv) Except as provided in this Section 11.2, no POP Seller shall have any obligation to sell, and the Operating Partnership shall have no obligation to buy, any of the Purchase Option Properties.

                                   ARTICLE XII
                          MANAGEMENT OF THE PROPERTIES

     12.1 Assignment of Management Agreements. Subject to the terms and conditions hereinafter set forth, Konover Management South desires to assign to the Operating Partnership all of Konover Management South's right, title and interest, as manager or leasing agent, in and to the Management and Leasing Agreements, and the Operating Partnership desires to assume the rights, privileges and responsibilities arising after the first Closing hereunder of Konover Management South under the Management and Leasing Agreements, as more particularly described in this Article XII. To effect such assignment and assumption of the Management and Leasing Agreements, Konover Management South and the Operating Partnership agree to execute, simultaneous with the Closing of the first Property to be conveyed to the Operating Partnership (the "Management Closing," upon the "Management Closing Date"), an assignment and assumption of agreement mutually satisfactory to the Operating Partnership and Konover Management South in form and substance which shall include a provision pursuant to which the Management fees thereunder shall be prorated as of the Management Closing Date.

     12.2 Consideration. In consideration of the assignment of the Management and Leasing Agreements, the Operating Partnership agrees to pay to Konover Management South on the Management Closing Date, the amount of One Million Dollars ($1,000,000). In addition, the Operating Partnership shall pay Konover Management South One Million Four Hundred Forty Three Thousand Seven Hundred Fifty Dollars ($1,443,750) on the first anniversary of the Management Closing Date [i.e., $1,250,000 plus ($2,500,000) (.0775)], and shall pay to Konover
Management South an additional One Million Three Hundred Forty Six Thousand Eight Hundred Seventy Five Dollars ($1,346,875), on the second anniversary of the Management Closing Date [i.e., ($1,250,000) (1.0775)].

     12.3 Assignment of Office Lease. Provided that the Management Closing occurs, Konover Management South shall assign and the Operating Partnership shall assume all of Konover Management South's right, title and interest, as tenant, in and to that certain office lease (the "Office Lease") for Suite 408, 7000 West Palmetto Park Road, Boca Raton, Florida (the "Premises"). To effect such assignment and assumption of the Office Lease, Konover Management South and the Operating Partnership agree to execute an assignment and assumption of the Office Lease in a form and substance mutually satisfactory to the Operating Partnership and Konover Management South and appropriate ancillary documentation to convey all of Konover Management South's interests in and to all furniture, fixtures and equipment located at or used in connection with the Premises. Konover Management South agrees to deliver to the Operating Partnership all books, records, files, keys and other documents related to the properties it manages, the

Premises or the Management and Leasing Agreements, but only to the extent such items are in Konover Management South's possession or control.

     12.4 Conditions to Closing. The Management Closing is conditioned upon satisfaction of the following:

                      (i) Konover Management South shall have obtained and delivered to the Operating Partnership all necessary third party consents to the assignment of the Management and Leasing Agreements and the Office Lease.



                      (ii) All of the Management and Leasing  Agreements and the
             Office Lease shall be in full force and effect and shall not have been amended modified, supplemented, renewed, except as provided in
             Section 12.5 hereof.

                      (iii) Konover Management South shall not have entered into any new  management  and leasing  agreements  except as provided in
             Section 12.5 hereof.

                      (iv) All of Konover Management South's representations and warranties shall be true and correct in all material respects as of the date hereof and the Management Closing Date, as reflected in the Bringdown Certificate.

     12.5 Covenants. Konover Management covenants and agrees that from and after the date hereof until the Management Closing Date, Konover Management (i) shall not amend, modify, supplement, assign, renew or terminate any of the Management and Leasing Agreements, or enter any new management and leasing agreements, without the Operating Partnership's prior written consent, which shall not be unreasonably withheld and which shall be deemed granted if no response is given within ten (10) business days of written request for consent, (ii) shall continue to perform its obligations under the Management and Leasing Agreements and the Office Lease, and (iii) will promptly provide the Operating Partnership with any notices of default given or received by it under the Management and Leasing Agreements or the Office Lease.

    12.6     Konover Management Employees.

              (a) As of the Management Closing Date, Konover Management South shall cause the termination of all its personnel (both full-time and part-time) (the "Employees").

              (b) Konover Management South shall be liable for and shall indemnify, defend and hold the Operating Partnership harmless against all Employees salaries, accrued and unused vacation benefits, and other compensation (including severance compensation and any liabilities resulting from such termination) through the Management Closing Date. Konover Management South shall settle any and all claims for wages or other compensation, which may be due and owing to any employee as of the Management Closing Date.

              (c) The Operating Partnership hereby agrees with Konover Management South that the Operating Partnership shall offer employment on an "at will" basis to each and all of the Employees at wages not less than those currently paid by Konover Management South, in accordance with the Schedule thereof provided by Konover Management South, exclusive of benefits and any other non-salary compensation. Employees accepting such offer will receive FAC's standard benefits package. The Operating Partnership does not agree to relocate or pay for the relocation of any Employees who are hired by the Operating Partnership. During the first year after Management Closing, FAC will not terminate any of the Employees without cause unless it shall have obtained the prior written consent of Simon Konover (or, if he shall not be alive, his successor designated by written notice to FAC and the Operating Partnership); provided that no Employee or other Person shall be a third party beneficiary of the agreements in this Section 12.6 or elsewhere in this Agreement. The agreements in this Section 12.6(c) are subject to each and all of the covenants of Konover Management South having been full performed and its representations and warranties hereunder being true and correct.




              (d) From and after the Management Closing Date, Konover Management
    South shall have no authority, control or influence regarding the Operating Partnership's relationship with the Employees. The Operating Partnership hereby indemnifies and holds Konover Management South harmless against and from any and all claims, loss, suits, actions, demands, judgments, liens or damage (including attorneys' fees) of any nature whatsoever, suffered or incurred by Konover Management South with respect to the Operating Partnership's employment of the Employees from and after the Management Closing Date.

              (e) Konover Management South hereby indemnifies and holds the Operating Partnership harmless against and from any and all claims, loss, suits, actions, demands, judgments, liens or change (including attorneys' fees) of any nature whatsoever, suffered or incurred by the Operating Partnership with respect to Konover Management South's employment of the Employees.


                                  ARTICLE XIII
                                  MISCELLANEOUS

     13.1 Notices. All notices and demands which either party is required or desires to give to the other shall be given in writing by personal delivery, express courier service, certified mail, return receipt requested, or by telecopy to the address or telecopy number set forth below for the respective parties. If notice is by deposit or with an express courier service, it shall be effective on the next business day following such deposit or, if notice is sent by certified mail, return receipt requested, it shall be effective upon receipt.

             Contributors and               c/o Konover & Associates South, Inc.
             Konover Management South:      7000 West Palmetto Park Road
                                            Suite 408
                                            Boca Raton, FL 33433
                                            Telecopy No.: (561) 394-6122

             With Copy to:                  Weil, Gotshal & Manges LLP
                                            767 Fifth Avenue
                                            New York, New York 10153
                                            Attention: J. Philip Rosen, Esq.

                                            Telecopy No: (212) 310-8007

             and                            Shipman & Goodwin, LLP
                                            One American Row
                                            Hartford, Connecticut 06103
                                            Attention: Katherine Lambert
                                            Telecopy No: (860) 251-5199

             The Operating Partnership:     FAC Properties, L.P.
                                            11000 Regency Parkway
                                            Suite 300
                                            Cary, N.C. 27511
                                            Attn: C. Cammack Morton
                                            Telecopy No.: (919) 462-8799

             With copy to:                  Mayer, Brown & Platt
                                            2000 Pennsylvania Avenue, N.W.
                                            Washington, D.C. 20006
                                            Attn: Keith J. Willner
                                            Telecopy No.:  (202) 861-0473

             FAC:                           FAC Realty Trust, Inc.
                                            11000 Regency Parkway
                                            Suite 300
                                            Cary, N.C. 27511
                                            Attn: C. Cammack Morton
                                            Telecopy No.: (919) 462-8799

     13.2  Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     13.3 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision on any other jurisdiction.

     13.4 Assigns. This Agreement may not be amended at any time except by a writing executed by the Operating Partnership and FAC and any other party or parties to be charged. No Contributor may assign this Agreement or any interest herein without the prior written approval of the Operating Partnership and FAC. This Agreement may not be assigned by FAC or the Operating Partnership except to a directly or indirectly wholly-owned subsidiary or subsidiaries of FAC or the Operating Partnership (any such entity, a "Permitted Assignee"), provided that no such assignment to a Permitted Assignee shall relieve FAC or the Operating Partnership of its obligations hereunder. Any prohibited assignment or attempted assignment by any party shall constitute a default by such party hereunder and shall be deemed null and void and of no force and effect. Notwithstanding anything to the contrary contained herein, the Operating Partnership may assign the right to purchase individual Properties to various entities provided that each of such entities is a Permitted Assignee. A copy of any assignment permitted hereunder, together with an agreement of the assignee assuming all of the terms and conditions of this Agreement to be performed by the assignee, in form reasonably satisfactory to counsel for the non-assigning parties, shall be delivered to the attorneys for the non-assigning parties prior to the Closing, and in any event no such assignment shall relieve the assignor from its obligations under this Agreement. This Agreement shall be binding upon and inure to the benefit of any and all of the respective permitted successors, assigns or other successors in interest of the parties. This Agreement shall not confer any rights or remedies upon any person or entity other than the Operating Partnership, FAC, the Contributors and their respective successors and permitted assigns.




     13.5 Public Announcement. Except as otherwise required by law, the Constituent Parties shall not make public announcements with respect to the transactions contemplated by this Agreement without the approval of FAC and the Operating Partnership, which approval shall not be unreasonably withheld. FAC and the Operating Partnership will provide to and solicit comments from Simon Konover and Fred Steinmark all written public announcements with respect to the transactions contemplated by this Agreement prior to making such announcements public.

     13.6 Confidentiality. Each party hereto shall ensure that all confidential information which such party or any of its respective officers, directors, employees, counsel, agents or accountants may now possess or may hereafter create or obtain relating to the financial condition, results of operations, business, properties, assets, liabilities or future prospects of the other party, any Affiliate or subsidiary of the other party or any tenant, customer or supplier of such other party, or any such Affiliate or subsidiary, shall not be published, disclosed or made accessible by any of them to any other person or entity at any time or used by any of them, in each case without the prior written consent of the other party; provided, however, that the restrictions of this sentence shall not apply: (i) to the extent that disclosure may otherwise be required by law; (ii) to the extent such information shall have otherwise become publicly available; or (iii) to disclosure by or on its behalf to its lender(s) for the purpose of obtaining financing in connection with the acquisition of the Properties. In the event this Agreement is terminated, each party promptly will deliver or certify destruction to the other party all documents, work papers and other material (and any reproductions thereof) obtained by each party or on its behalf from such other party or its Affiliates or subsidiaries in connection with the subject transaction, whether so obtained before or after the execution hereof, and will itself not use any information so obtained and will use its good faith and diligent efforts to have any information so obtained kept confidential and not used in any way detrimental to such other party, subject to the limitations set forth in this Section above.

     13.7 Remedies. In the event that any party defaults or fails to perform any of the covenants and agreements required to be performed by such party under this Agreement, any other party shall be entitled to exercise any and all rights and remedies available to it by or pursuant to this Agreement, documents or instruments contemplated hereby or at law (statutory or common) or in equity subject to the limitation on liability set forth herein; provided, however, that in the event of a Closing of the transactions contemplated by this Agreement, the rights and remedies of each party shall be limited to the rights contained in Article VIII of this Agreement.

     13.8 Construction. The provisions of this Agreement shall be construed as to their fair meaning, and not for or against any party based upon any attribution to such party as the source of the language in
                                       38
question. Headings used in this Agreement are for convenience of reference only and shall not be used in construing this Agreement.

     13.9 Exhibits and Schedules. All exhibits and schedules referred to in this Agreement and attached hereto shall be deemed and construed as part of this Agreement and for all purposes all such exhibits and schedules are hereby specifically incorporated herein by reference.

     13.10 Merger Clause. This Agreement contain the final, complete and exclusive statement of the agreement among the parties with respect to the transactions contemplated herein and therein, and all prior or contemporaneous oral and all prior written agreements with respect to the subject matter hereof are merged herein.



     13.11 Waiver. No failure of any party to enforce any provisions hereof or to resort to any remedy or to exercise any one or more of alternate remedies and no delay in enforcing, resorting to or exercising any remedy shall constitute a waiver by that party of its right subsequently to enforce the same or any other provision hereof or to resort to any one or more of such rights or remedies on account of any such ground then existing or which may subsequently occur.

     13.12 Relationship of Parties. The parties agree nothing contained herein shall constitute either party the agent or legal representative of the other for any purpose whatsoever, nor shall this Agreement be deemed to create any form of business organization between the parties hereto, nor is either party granted any right or authority to assume or create any obligations or responsibility on behalf of the other party, nor shall either party be in any way liable for any debt of the other.

     13.13 Deliberately Omitted.

     13.14 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware and of the United States of America.

     13.15 Directors' Liability. The obligations of FAC and the Operating Partnership hereunder are intended to be binding are binding only on the assets of FAC and the Operating Partnership, respectively, and no Contributor or Constituent Partnership nor anyone claiming by or through or under such Contributor or Constituent Partnership shall be entitled to obtain any judgment creating personal liability on the part of any directors, shareholders, the officers or partners in or of FAC or the Operating Partnership from time to time.

     13.16 Constituent Parties' Director Liability. The obligations of the Constituent Parties hereunder are intended to be binding on the assets of the Constituent Parties only, and neither FAC nor the Operating Partnership nor anyone claiming by or through or under FAC or the Operating Partnership shall be entitled to obtain any judgment creating personal liability on the part of any directors, shareholders, or officers in or at Konover Management South or any of the Constituent Parties in their capacities as such directors, shareholders, or officers. However, nothing in this Section shall affect the liability of any Person in its capacity as a Contributor or Constituent Partnership.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement by their hands and under seal affixed hereto as of the date and year first above written.

                               FAC REALTY TRUST, INC.


                               By:
                                  ----------------------------
                                     C. Cammack Morton
                                     President


                               FAC PROPERTIES, L.P.

                               By:        FAC Realty Trust, Inc.,
                                          General Partner


                                          By:
                                             -------------------
                                                C. Cammack Morton
                                                President

                               KONOVER MANAGEMENT SOUTH CORP.

                               By:        _______________________
                                          Name:
                                          Title:

                         MASTER AGREEMENT SIGNATURE PAGE
                                    Davie, FL

    The undersigned, as a Contributor to that certain Master Agreement by and among FAC Realty Trust, Inc., FAC Properties, L.P., the undersigned and other Contributors and parties dated as of February ___, 1998, hereby becomes a party to such Master Agreement subject to all of the terms and conditions thereof. The undersigned agrees that this signature page may be attached to any counterpart of said Master Agreement and shall be effective as of the date of the Master Agreement.



                                      DAVIE PLAZA LIMITED PARTNERSHIP [SEAL]
                                      By:     KONOVER MOBILE, INC.    [SEAL]
                                              Its General Partner
ATTEST:


                                              By:
------------                                     ------------------------
                                                       Fred P. Steinmark
                                                       Its President
---------------                                        Duly Authorized
(Corporate Seal)

ATTEST:                    KONOVER & ASSOCIATES SOUTH, INC. [SEAL]


                                             By:
--------------                                  --------------------------
                                                       Fred P. Steinmark
                                                       Its President
-----------------                                      Duly Authorized
(Corporate Seal)

                         MASTER AGREEMENT SIGNATURE PAGE
                                   Durham, NC

     The undersigned, as a Contributor to that certain Master Agreement by and among FAC Realty Trust, Inc., FAC Properties, L.P., the undersigned and other Contributors and parties dated as of February ___, 1998, hereby becomes a party to such Master Agreement subject to all of the terms and conditions thereof. The undersigned agrees that this signature page may be attached to any counterpart of said Master Agreement and shall be effective as of the date of the Master Agreement.



                                 KONOVER DURHAM FESTIVAL
                                  CENTRE LIMITED PARTNERSHIP        [SEAL]
                                 By:     KONOVER MOBILE, INC.        [SEAL]
                                         Its General Partner
ATTEST:


                                     By:
-----------------                       ------------------------------
                                                  Fred P. Steinmark
                                                  Its President
-------------------                               Duly Authorized
(Corporate Seal)

                         MASTER AGREEMENT SIGNATURE PAGE
                                  Hollywood, FL

     The undersigned, as a Contributor to that certain Master Agreement by and among FAC Realty Trust, Inc., FAC Properties, L.P., the undersigned and other Contributors and parties dated as of February ___, 1998, hereby becomes a party to such Master Agreement subject to all of the terms and conditions thereof. The undersigned agrees that this signature page may be attached to any counterpart of said Master Agreement and shall be effective as of the date of the Master Agreement.



                                      HOLLYWOOD FESTIVAL CENTRE LIMITED
                                      PARTNERSHIP                        [SEAL]
                                      By:     KONOVER MOBILE, INC.       [SEAL]
                                              Its General Partner
ATTEST:


                                              By:
--------------                                   -------------------------
                                                       Fred P. Steinmark
                                                       Its President
--------------                                         Duly Authorized
(Corporate Seal)

                         MASTER AGREEMENT SIGNATURE PAGE
                                Jensen Beach, FL

     The undersigned, as a Contributor to that certain Master Agreement by and among FAC Realty Trust, Inc., FAC Properties, L.P., the undersigned and other Contributors and parties dated as of February ___, 1998, hereby becomes a party to such Master Agreement subject to all of the terms and conditions thereof. The undersigned agrees that this signature page may be attached to any counterpart of said Master Agreement and shall be effective as of the date of the Master Agreement.


                                          SQUARE ONE STUART ASSOCIATES LIMITED
                                          PARTNERSHIP                            [SEAL]
                                          By:     SQUARE ONE STUART, INC.        [SEAL]
                                                  Its General Partner
ATTEST:


                                                  By:
-------------                                        --------------------------
                                                           Fred P. Steinmark
                                                           Its President
------------                                               Duly Authorized
(Corporate Seal)

ATTEST:                        JENSEN REALTY, INC. AS TRUSTEE


                                                   By:
-----------                                           -----------------------
                                                           Gregory Combs
                                                           Its President
------------------                                         Duly Authorized
(Corporate Seal)


                         MASTER AGREEMENT SIGNATURE PAGE
                                   Lenoir, NC

     The undersigned, as a Contributor to that certain Master Agreement by and among FAC Realty Trust, Inc., FAC Properties, L.P., the undersigned and other Contributors and parties dated as of February ___, 1998, hereby becomes a party to such Master Agreement subject to all of the terms and conditions thereof. The undersigned agrees that this signature page may be attached to any counterpart of said Master Agreement and shall be effective as of the date of the Master Agreement.



                               LENOIR REALTY ASSOCIATES LIMITED
                               PARTNERSHIP                  [SEAL]
                               By:     THREE L COMMERCIAL ASSOCIATES
                                       LIMITED PARTNERSHIP, [SEAL]
                                       Its General Partner
                                       By:      KONOVER MANAGEMENT [SEAL]
                                                CORPORATION, Its General Partner
ATTEST:


                                       By:
-----------                               ------------------------------
                                                 Fred P. Steinmark
                                                 Its Vice President
-----------                                      Duly Authorized
(Corporate Seal)

                         MASTER AGREEMENT SIGNATURE PAGE
                                   Mobile, AL

     The undersigned, as a Contributor to that certain Master Agreement by and among FAC Realty Trust, Inc., FAC Properties, L.P., the undersigned and other Contributors and parties dated as of February ___, 1998, hereby becomes a party to such Master Agreement subject to all of the terms and conditions thereof. The undersigned agrees that this signature page may be attached to any counterpart of said Master Agreement and shall be effective as of the date of the Master Agreement.



                                    KONOVER MOBILE FESTIVAL CENTRE
                                    LIMITED PARTNERSHIP                [SEAL]
                                    By:     KR MOBILE, INC.            [SEAL]
                                            Its General Partner
ATTEST:


                                            By:
-----------                                    ------------------------
                                                     Fred P. Steinmark
                                                     Its President
----------                                           Duly Authorized
(Corporate Seal)

                         MASTER AGREEMENT SIGNATURE PAGE
                                Oakland Park, FL

    The undersigned, as a Contributor to that certain Master Agreement by and among FAC Realty Trust, Inc., FAC Properties, L.P., the undersigned and other Contributors and parties dated as of February ___, 1998, hereby becomes a party to such Master Agreement subject to all of the terms and conditions thereof. The undersigned agrees that this signature page may be attached to any counterpart of said Master Agreement and shall be effective as of the date of the Master Agreement.



                                OAKLAND PARK FESTIVAL CENTRE
                                LIMITED PARTNERSHIP                  [SEAL]
                                By:     KONOVER MOBILE, INC.         [SEAL]
                                        Its General Partner
ATTEST:


                                       By:
----------                                --------------------------
                                                 Fred P. Steinmark
                                                 Its President
----------                                       Duly Authorized
(Corporate Seal)

                        MASTER AGREEMENT SIGNATURE PAGE
                                 Petersburg, VA

     The undersigned, as a Contributor to that certain Master Agreement by and among FAC Realty Trust, Inc., FAC Properties, L.P., the undersigned and other Contributors and parties dated as of February ___, 1998, hereby becomes a party to such Master Agreement subject to all of the terms and conditions thereof. The undersigned agrees that this signature page may be attached to any counterpart of said Master Agreement and shall be effective as of the date of the Master Agreement.


                                              PETERSBURG COMMERCIAL ASSOCIATES     [SEAL]
                                              By:      PETERSBURG COMMERCIAL ASSOCIATES
                                                       LIMITED PARTNERSHIP,                        [SEAL]
                                                       Its Partner

                                                       By:     KONOVER MANAGEMENT
                                                               CORPORATION                         [SEAL]
                                                               Its General Partner
ATTEST:


                                                               By:
---------                                                         ---------------------------------
                                                                            Fred P. Steinmark
                                                                            Its Vice President
---------                                                                   Duly Authorized
(Corporate Seal)

                                              AND

ATTEST:                                By:    KONOVER MANAGEMENT
                                                    CORPORATION, Its Partner                    [SEAL]

                                                        By:
---------                                                  ------------------------
                                                                 Fred P. Steinmark
                                                                 Its Vice President
---------                                                        Duly Authorized
(Corporate Seal)


                         MASTER AGREEMENT SIGNATURE PAGE
                                   Smyrna, GA

     The undersigned, as a Contributor to that certain Master Agreement by and among FAC Realty Trust, Inc., FAC Properties, L.P., the undersigned and other Contributors and parties dated as of February ___, 1998, hereby becomes a party to such Master Agreement subject to all of the terms and conditions thereof. The undersigned agrees that this signature page may be attached to any counterpart of said Master Agreement and shall be effective as of the date of the Master Agreement.



                              KONOVER & ROSEN, A General Partnership
                              By:       KR COMMERCIAL ASSOCIATES
                                        LIMITED PARTNERSHIP, Its Partner [SEAL]
                                        By:     KONOVER MANAGEMENT
                                                 CORPORATION             [SEAL]
                                                 Its General Partner
ATTEST:


                                                 By:
---------                                           ----------------------------
                                                             Fred P. Steinmark
                                                             Its Vice President
---------                                                    Duly Authorized
(Corporate Seal)

                         MASTER AGREEMENT SIGNATURE PAGE
                                    Tampa, FL

     The undersigned, as a Contributor to that certain Master Agreement by and among FAC Realty Trust, Inc., FAC Properties, L.P., the undersigned and other Contributors and parties dated as of February ___, 1998, hereby becomes a party to such Master Agreement subject to all of the terms and conditions thereof. The undersigned agrees that this signature page may be attached to any counterpart of said Master Agreement and shall be effective as of the date of the Master Agreement.



                                      TAMPA FESTIVAL CENTRE LIMITED
                                      PARTNERSHIP                        [SEAL]
                                      By:     KONOVER MOBILE, INC.       [SEAL]
                                              Its General Partner
ATTEST:


                                               By:
---------                                         ------------------------
                                                       Fred P. Steinmark
                                                       Its President
---------                                              Duly Authorized
(Corporate Seal)

                         MASTER AGREEMENT SIGNATURE PAGE
                                Lake Point Centre

     The undersigned, as a Contributor to that certain Master Agreement by and among FAC Realty Trust, Inc., FAC Properties, L.P., the undersigned and other Contributors and parties dated as of February ___, 1998, hereby becomes a party to such Master Agreement subject to all of the terms and conditions thereof. The undersigned agrees that this signature page may be attached to any counterpart of said Master Agreement and shall be effective as of the date of the Master Agreement.



                                      LAKE POINT CENTRE ASSOCIATES,
                                      LTD.                               [SEAL]
                                           By:    K. SOUTH, INC.         [SEAL]
                                                  Its General Partner

ATTEST:


                                                  By:
-----------                                          ------------------------
                                                          Fred P. Steinmark
                                                          Its President
----------                                                 Duly Authorized
(Corporate Seal)

                         MASTER AGREEMENT SIGNATURE PAGE
                      Ocala, FL - Purchase Option Property

     The undersigned, as a POP Seller under that certain Master Agreement by and among FAC Realty Trust, Inc., FAC Properties, L.P., the undersigned and other parties dated as of February ____, 1998, hereby becomes a party to such Master Agreement subject to all of the terms and conditions thereof. The undersigned agrees that this signature page may be attached to any counterpart of said Master Agreement and shall be effective as of the date of the Master Agreement.


                                         OCALA MANUFACTURER'S MALL
                                         LIMITED PARTNERSHIP             [SEAL]
                                         By:    MANUFACTURER'S MALL
                                                OF OCALA, INC.           [SEAL]
                                                Its General Partner

ATTEST:


                                                 By:
-----------                                         ---------------------
                                                       Fred P. Steinmark
                                                       Its President
-----------                                            Duly Authorized
(Corporate Seal)

                         MASTER AGREEMENT SIGNATURE PAGE
                    Sunrise Center - Purchase Option Property

     The undersigned, as a POP Seller under that certain Master Agreement by and among FAC Realty Trust, Inc., FAC Properties, L.P., the undersigned and other parties dated as of February ____, 1998, hereby becomes a party to such Master Agreement subject to all of the terms and conditions thereof. The undersigned agrees that this signature page may be attached to any counterpart of said Master Agreement and shall be effective as of the date of the Master Agreement.





                                    KONOVER & ROSEN, A General
                                    Partnership                         [SEAL]
                                    By:    KR COMMERCIAL ASSOCIATES
                                           LIMITED PARTNERSHIP          [SEAL]
                                           Its Partner
                                           By:   KONOVER MANAGEMENT
                                                 CORPORATION            [SEAL]
                                                 Its General Partner

ATTEST:


                                             By:
------------                                    -----------------------
                                                  Fred P. Steinmark
                                                  Its Vice President
-------------                                     Duly Authorized
(Corporate Seal)

                         MASTER AGREEMENT SIGNATURE PAGE
               West Palm Beach Commons - Purchase Option Property

     The undersigned, as a POP Seller under that certain Master Agreement by and among FAC Realty Trust, Inc., FAC Properties, L.P., the undersigned and other parties dated as of February ____, 1998, hereby becomes a party to such Master Agreement subject to all of the terms and conditions thereof. The undersigned agrees that this signature page may be attached to any counterpart of said Master Agreement and shall be effective as of the date of the Master Agreement.

                                     KONOVER & ROSEN, A General
                                     Partnership                          [SEAL]
                                     By:    KR COMMERCIAL ASSOCIATES
                                            LIMITED PARTNERSHIP           [SEAL]
                                            Its Partner
                                            By:   KONOVER MANAGEMENT
                                                  CORPORATION             [SEAL]
                                                   Its General Partner

ATTEST:


                                              By:
---------------                                   -----------------------------
                                                            Fred P. Steinmark
                                                            Its Vice President
---------------                                              Duly Authorized
(Corporate Seal)

                         MASTER AGREEMENT SIGNATURE PAGE
                     Brunswick, GA -Purchase Option Property

     The undersigned, as a POP Seller under that certain Master Agreement by and among FAC Realty Trust, Inc., FAC Properties, L.P., the undersigned and other parties dated as of February ____, 1998, hereby becomes a party to such Master Agreement subject to all of the terms and conditions thereof. The undersigned agrees that this signature page may be attached to any counterpart of said Master Agreement and shall be effective as of the date of the Master Agreement.

                              BRUNSWICK OUTLET PARTNERS,
                              L.P.                                   [SEAL]
                              By:    BRUNSWICK GEORGIA
                                     COMMERCIAL ASSOCIATES           [SEAL]
                                     LIMITED PARTNERSHIP
                                     Its General Partner
                                     By:   KONOVER MANAGEMENT
                                           CORPORATION               [SEAL]
                                           Its General Partner

ATTEST:


                                       By:
-----------                               ------------------------
                                             Fred P. Steinmark
                                             Its Vice President
-------------                                Duly Authorized
(Corporate Seal)

                         MASTER AGREEMENT SIGNATURE PAGE
                   College Park, GA - Purchase Option Property

     The undersigned, as a POP Seller under that certain Master Agreement by and among FAC Realty Trust, Inc., FAC Properties, L.P., the undersigned and other parties dated as of February ____, 1998, hereby becomes a party to such Master Agreement subject to all of the terms and conditions thereof. The undersigned agrees that this signature page may be attached to any counterpart of said Master Agreement and shall be effective as of the date of the Master Agreement.


                                                              COLLEGE PARK ASSOCIATES   [SEAL]
                                                              By:    KONOVER MANAGEMENT
                                                                     CORPORATION         [SEAL]
                                                                     Its General Partner

ATTEST:


                                                                       By:
---------------                                                              ------------------------------
                                                                                       Fred P. Steinmark
                                                                                        Its Vice President
----------------                                                                        Duly Authorized
(Corporate Seal)

                                       AND

                                                     By: COLLEGE PARK COMMERCIAL
                                                            ASSOCIATES LIMITED PARTNERSHIP
                                                            A General Partner                    [SEAL]
                                                            By:      KONOVER MANAGEMENT
                                                                     CORPORATION                 [SEAL]
                                                                     Its General Partner

ATTEST:


                                                                       By:
-------------                                                               ----------------------------------
                                                                                        Fred P. Steinmark
                                                                                        Its Vice President
---------------                                                                         Duly Authorized
(Corporate Seal)



                         LIST OF SCHEDULES AND EXHIBITS


Schedule 1                 Acquired  Partnerships or Properties

Schedule 3.1(c)            Partnership Unit Lock-Up Terms

Schedule 4.5               Assignment of Ownership Interests

Schedule 4.5.1             Ownership Interests Assigned

Schedule 4.6(iv)           Registration Rights Agreement

Schedule 6.1A.             Contributor Representations

Schedule 6.1A.1            Consents

Schedule 6.1A.8            Contracts

Schedule 6.1A.9            Outstanding Debt Financing

Schedule 6.1A.12           Claims or Litigation

Schedule 6.1A.13           Employees

Schedule 6.1A.14           Taxes

Schedule 6.1A.15           Operating Agreements

Schedule 6.1A.16           Material Changes

Schedule 6.1A.20(a)        Properties and Addresses

Schedule 6.1A.20(b)        Required Certificates, Permits, and Licenses, and List of Government
                           Violations and Damage

Schedule 6.1A.20(c)        Pending Matters

Schedule 6.1A.20(d)        Reliance on Off-Property Facilities; Wetlands; Flood Plains

Schedule 6.1A.20(e)        Surveys and Reports Regarding ADA Compliance

Schedule 6.1A.20(f)        Exceptions: Material Property Leases

Schedule 6.1A.20(g)        Commitments and Letters of Intent


                                       57

Schedule 6.1A.20(h)        Properties Subject to Purchase Options

Schedule 6.1A.20(j)        Properties Containing Undeveloped Land

Schedule 6.1A.20(k)        Description of Ground Leases

Schedule 6.1A.20(n)        Environmental Exceptions

Schedule 6.1A.20(n)        Environmental Reports

Schedule 6.1B              Representations and Warranties of Konover Management South Corp.

Schedule 6.1B.(b)          Consents

Schedule 6.1C              FAC and Operating Partnership Representations

Schedule 10.1              Restricted Properties




                                                        SCHEDULE 1

                                            ACQUIRED PARTNERSHIPS OR PROPERTIES

------------ ------------- ------------- ------------- ----------------------------- -------------------------- ------------

             Cash to be
             Received at   Units to be
             Closing       Received at                                                                          Allocated
Constituent                Closing       Withheld                                                               Property
Partnership                              Cash          Contributors                  Property Name              Value
------------ ------------- ------------- ------------- ----------------------------- -------------------------- ------------

N/A                                                    Konover Mobile Festival       Mobile Festival Centre
                                                       Centre Limited Partnership
------------ ------------- ------------- ------------- ----------------------------- -------------------------- ------------

N/A                                                    Davie Plaza,                  The Plaza Shopping Center
                                                       Limited Partnership and
                                                       Konover & Associates South,
                                                       Inc.
------------ ------------- ------------- ------------- ----------------------------- -------------------------- ------------

N/A                                                    Square One Stuart             Square One Plaza
                                                       Associates Limited
                                                       Partnership and Jensen
                                                       Realty, Inc., as Trustee
------------ ------------- ------------- ------------- ----------------------------- -------------------------- ------------

N/A                                                    Lenoir Realty Associates      Lenoir Festival Centre
                                                       Limited Partnership
------------ ------------- ------------- ------------- ----------------------------- -------------------------- ------------

N/A                                                    Hollywood Festival Centre     Hollywood Festival Centre
                                                       Limited Partnership
------------ ------------- ------------- ------------- ----------------------------- -------------------------- ------------

N/A                                                    Tampa Festival Centre         Tampa Festival Centre
                                                       Limited Partnership
------------ ------------- ------------- ------------- ----------------------------- -------------------------- ------------

N/A                                                    Oakland Park Festival         Oakland Park Festival
                                                       Centre Limited Partnership    Centre
------------ ------------- ------------- ------------- ----------------------------- -------------------------- ------------

N/A                                                    Konover Durham Festival       Durham Festival Centre
                                                       Centre Limited Partnership
------------ ------------- ------------- ------------- ----------------------------- -------------------------- ------------

N/A                                                    Konover & Rosen, a general    South Cobb Festival
                                                       partnership                   Centre
------------ ------------- ------------- ------------- ----------------------------- -------------------------- ------------

N/A                                                    Petersburg Commercial         Food Lion Plaza
                                                       Associates
------------ ------------- ------------- ------------- ----------------------------- -------------------------- ------------

N/A                                                    Lake Point Centre             Lake Point Centre
                                                       Associates, Ltd.
------------ ------------- ------------- ------------- ----------------------------- -------------------------- ------------


------------ ------------- ------------- ------------- ----------------------------- -------------------------- ------------

TOTAL                                    $4,250,000
------------ ------------- ------------- ------------- ----------------------------- -------------------------- ------------



                           PURCHASE OPTION PROPERTIES

                     Old National Village, College Park, GA
                           Broward Center, Broward, FL
                  West Palm Beach Commons, West Palm Beach, FL
                           Sunrise Center, Sunrise, FL
                         Ocala Factory Stores, Ocala, FL
                      Brunswick Outlet Plaza, Brunswick, GA

                                 SCHEDULE 3.1(C)


                         PARTNERSHIP UNIT LOCK-UP TERMS


     The Units received hereby in respect of the conveyance of a Property to the Operating Partnership may not be disposed of by any Contributor until after one year from the Closing relating to such Property.

         Nonetheless, (i) a Contributor may dispose of Units on his or her death to such Contributor's estate, executor, administrator or personal representative or to such Contributor's beneficiaries pursuant to a devise or bequest or by the laws of descent and distribution, (ii) a Contributor may pledge his Units as security for debt instruments, provided that, in either event, the Units shall thereafter be subject to the restrictions set forth in the preceding paragraph for the remainder of the restricted period and (iii) a Contributor which is an entity may distribute the Units to any shareholders, partners, members or other holders of equity interests of such entity; provided, however, that any such transfer, disposition or distribution of Units must be in compliance with all federal and state securities laws as determined by FAC in its reasonable discretion and the transferee or transferees must each be an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Act, and as a condition precedent to the effectiveness of such Transfer, the transferor shall, upon request of the Operating Partnership, provide reasonable evidence, including an investor questionnaire completed by the transferee, that the transferee or transferees are such "accredited investors." In the event any Contributor disposes of Units as described in this Paragraph, such Units shall remain subject to this lock-up provision and, as a condition of the validity of such disposition, the transferee shall be required to agree in writing to the lock-up provisions set forth herein.

                                  SCHEDULE 4.5

                        ASSIGNMENT OF OWNERSHIP INTERESTS


         THIS ASSIGNMENT OF OWNERSHIP INTERESTS (the "Assignment") in the partnerships and limited liability companies listed on SCHEDULE 4.5.1 attached hereto (the "Partnerships") is being executed and delivered pursuant to and in accordance with the terms and provisions of that certain Master Agreement dated as of the ____ day of February, 1998, by and among the undersigned (the "Assignor") herein and FAC Properties, L.P. (the "Assignee") and specifically in accordance with Section ___ thereof.

         For good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Assignor does hereby assign, transfer and convey to Assignee, all of Assignor's interest(s) (the "Ownership Interest(s)") in the Partnerships, which Ownership Interest(s) consist(s) of all of the interest in the profits, losses, distributable cash, and capital together with any and all right, title and interest in any property, both real and personal, to which the Ownership Interest relates and any other rights, interests in, privileges and benefits appertaining thereto, including those provided by the applicable partnership or operating agreement or state law. From and after the date of the Closing (as defined in the Master Agreement) the Assignee shall be entitled to the Assignor's percentage interest in the profits, losses, capital and distributable cash in each of the Partnerships.

         This Assignment is made subject to all of the terms and conditions of the partnership or operating agreements of each of the Partnerships, as applicable and as amended (the "Partnership Agreement(s)").

         Assignor certifies that he, she or it has full power to make this Assignment of each of the Ownership Interests, and that this Assignment is being made in compliance with the applicable Partnership Agreement(s), that the Ownership Interest(s) now assigned, transferred and conveyed are free and clear of all encumbrances (including judgments, liens and claims) and that Assignor owns the listed Ownership Interest(s) and the interest(s) have not otherwise been conveyed, sold, transferred, encumbered, pledged, hypothecated or assigned.

         IN WITNESS WHEREOF, the Assignor has executed this Assignment as of the _____ day of _________, 1998.


                                                     ASSIGNOR:


                                                                     (SEAL)

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



OWNERSHIP INTERESTS ASSIGNED AS
PROVIDED BY THE ASSIGNMENT
TO WHICH THIS SCHEDULE 4.5.1 IS ATTACHED


NAME OF PARTNERSHIP OR
LIMITED LIABILITY COMPANY                            INCOME INTEREST %











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                                 SCHEDULE 6.1A.9

                           OUTSTANDING DEBT FINANCING

  -------------------------------------- -------------------------------

  PROPERTIES                                        BALANCE
  -------------------------------------- -------------------------------

  Mobile Festival Centre                                    $__________

  The Plaza                                                 $__________

  Square One Center                                         $__________

  Lenoir Festival                                           $__________

  Hollywood Festival                                        $__________

  Tampa Festival                                            $__________

  Durham Festival                                           $__________

  South Cobb Festival                                       $__________

  Food Lion Plaza                                           $__________

  Old National Village                                      $__________

  Broward Center                                            $__________

  West Palm Beach Commons                                   $__________

  Sunrise Center                                            $__________

  Sanhoe                                                    $__________

  Ocala                                                     $__________

  Brunswick                                                 $__________

  Lake Point Centre                                         $__________





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


                                  SCHEDULE 6.1A

                           CONTRIBUTOR REPRESENTATIONS


     1. Consents. Except as set forth in Schedule 6.1A.1 attached hereto, to the knowledge of each Contributor, (i) no consents, approvals, waivers, notifications, acknowledgments or permissions which have not been obtained are required in order for any of the Constituent Parties to fully perform its or his respective obligations under this Agreement or which, if left unobtained at Closing and thereafter, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (ii) the execution and delivery of this Agreement by the Contributors and the consummation of the transactions contemplated hereby, including without limitation the execution of any related agreements, will not require the consent of, or any prior filing with or notice to or payment to, any governmental authority or other Person.

     2. Disclosure. To the knowledge of each Contributor, the representations and warranties contained in this Agreement (including Schedules and Exhibits and documents or instruments delivered in connection herewith) do not and will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements and information contained herein or therein, in light of the circumstances in which they are made, not misleading.

     3. Absence of Conflicts. To the knowledge of each Contributor, the execution, delivery and performance of this Agreement by the Contributors and the consummation of the transactions contemplated hereby, including without limitation, the execution and delivery by the Contributors or the Constituent Partnerships, as applicable, of any documents, instruments or agreements contemplated hereby, will not (after a lapse of time, due notice or otherwise)
(a) conflict with, violate or result in any breach or default under (i) any provision of any charter, by laws, partnership agreement, operating agreement or certificate of any of the Constituent Parties; (ii) any law, statute, rule or regulation of any administrative agency or governmental body, or any judgment, order, writ, stipulation, injunction, award or decree of any court, arbiter, administrative agency or governmental body to which the Constituent Parties or the Properties are subject; or (iii) except as set forth in Schedule 6.1A.1 any indenture, agreement, instrument or other contract to which the Constituent Parties may be bound or relating to or affecting their assets; or (b) except as set forth in Schedule 6.1A.1 result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under or result in the creation or imposition of any Lien on the Properties or related assets in accordance with the terms of this Agreement under any indenture, mortgage, contract, agreement, lease, sublease, license, sublicenses, franchise, permit, instrument of indebtedness, security agreement or other undertaking or instrument to which any of the Constituent Parties may be bound or affected.

     4. Certification of Constituent Financial Statements. The Constituent Financial Statements have been prepared on an income tax accrual basis for 1995 and 1996 and on a cash basis for 1997 and 1998, and fairly present the financial condition of each of the applicable Constituent Parties.



     5. Authorization. Each Contributor represents that the execution and delivery of this Agreement and the documents required to be executed by such Contributor, and the performance of such

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


Contributor's obligations under this Agreement and the documents required to be executed by each such Contributor, will have been duly authorized by all requisite action, and this Agreement will have been duly executed and delivered by such Contributor.

     6. Pending Actions. To each Contributor's knowledge, there is no existing or threatened legal action or governmental proceedings of any kind involving such Contributor, which, if determined adversely to such Contributor, would interfere with such Contributor's ability to execute or deliver, or perform its obligations under this Agreement or the documents required to be executed by such Contributor.

     7. Power and Authority of Constituent Parties. Each of the Constituent Parties, which is not an individual, (i) is a corporation, general or limited partnership or limited liability company, as the case may be, duly organized or formed and validly existing under the laws of the State of its organization or formation and duly qualified to do business and in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification and (ii) has all necessary power and authority to enter into this Agreement and to enter into and deliver the documents required to be executed by it pursuant to the terms hereof and to perform its obligations hereunder and thereunder subject to the matters set forth in Schedule 6.1A.1. To the knowledge of each Contributor, each partner, shareholder or member of the Constituent Partnerships has been duly formed and is validly existing. All ownership interests in each Constituent Party, which is not an individual, have been validly issued and fully paid. True, correct and complete copies of each of the partnership agreements, operating agreements and other organizational documents, as applicable, of the Constituent Parties and all amendments thereto, and the minutes of any meetings of the shareholders, partners or members of the Constituent Parties, have been delivered to the Operating Partnership prior to the date of this Agreement or will be delivered to the Operating Partnership promptly thereafter. This Agreement and each of the documents and instruments contemplated hereby and other instruments and documents to be executed and delivered by the Constituent Parties, hereunder will, when executed, constitute the legal, valid and binding obligations of the Contributors and Constituent Partnerships, respectively, enforceable against them in accordance with their respective terms, subject to the matters set forth in SCHEDULE 6.1A.1. To the knowledge of each of the Contributors, the Closing will effectuate the transfer of all of the ownership interests of each of the Contributors in and to the Properties and, except as set forth in Schedule 2.1, of each of the Constituent Partnerships in and to the Properties.

     8. No Contracts. Except as set forth on Schedule 6.1A.8, no agreements, undertakings or contracts (the "Contracts") affecting the Properties or the Constituent Parties, written or oral, will be in existence as of the Closing other than the Outstanding Debt Financing, leases listed on the Rent Roll, Permitted Liens and the Management and Leasing Agreements. Copies of all written Contracts have been provided to the Operating Partnership.

     9. Liabilities; Indebtedness; Except for the mortgage indebtedness identified as the "Outstanding Debt Financing" on SCHEDULE 6.1A.9 and the leases listed on the Rent Roll, and those liabilities which have been disclosed to the Operating Partnership in writing, in the amounts and as otherwise described in
SCHEDULE 6.1A.9 hereto, the Constituent Parties have not incurred any Indebtedness related to the Properties except in each instance for trade payables and any other customary and ordinary expenses in the ordinary course of business that will be paid and discharged in full by the Constituent Parties, respectively, or, if appropriate, except for partner loans, adjusted as of the Closing.



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


     10.  Insurance.  Each of the  Constituent  Parties  currently  maintains or causes to be maintained all of the public liability, casualty and other insurance coverage with respect to the Properties and their respective businesses as has been disclosed to the Operating Partnership and FAC, and such insurance is of the types and in the amounts customarily carried on properties similar to the Properties. All such insurance coverage shall be maintained in full force and effect through the Closing and all premiums due and payable thereunder have been, and shall be, fully paid when due.

     11. Personal Property. All equipment, fixtures and personal property located at or on any of the Properties, respectively, which is owned or leased by any Constituent Partnership or its shareholders, partners or members on behalf of such Constituent Partnership shall remain at the Properties and shall not be removed prior to the Closing, except for equipment that becomes obsolete or unusable, which may be disposed of or replaced in the ordinary course of business.

     12. Claims or Litigation. Except as set forth on SCHEDULE 6.1A.12 attached hereto, none of the Constituent Parties has received notice of any claim, demand, suit or unfiled lien against the Constituent Parties or the Properties nor to any of the Contributors' knowledge has any proceeding or litigation of any kind, pending or outstanding, been filed before any court or administrative, governmental or regulatory authority, agency or body, domestic or foreign, and, to the knowledge of any of the Contributors, no order, judgment, injunction or decree of any court, tribunal or other governmental authority has been filed against any of the Constituent Parties or any of the Properties or, to the knowledge of any of the Contributors, threatened, or likely to be made or instituted, any of the foregoing of which would have a Materially Adverse Effect or in any way be binding upon the Operating Partnership or affect or limit the Operating Partnership's full use and enjoyment of any of the Properties.

     13. Employees. None of the Constituent Parties presently has any employees nor have any of the Constituent Parties ever had any such employees except as described in Schedule 6.1A.13.

     14. Taxes. Except as set forth on SCHEDULE 6.1A.14 attached hereto and the ad valorem taxes assessed on the Properties, (i) all tax or information returns required to be filed on or before the date hereof by or on behalf of the Constituent Parties or the Properties have been filed and all such tax or information returns required to be filed hereafter will be filed on or before the date due in accordance with all applicable laws prior to the incurrence of any penalties or interest thereon and all taxes shown to be due on any returns have been paid or will be paid when due; and (ii) to the knowledge of each of the Contributors, there is no action, suit or proceeding pending against or threatened with respect to any Constituent Partnership or any of the Properties in respect of any tax, nor is any claim for additional tax asserted by any taxing authority. To the knowledge of the Constituent Parties, none of the Constituent Partnerships nor any of their respective federal, state and local income or franchise tax returns are the subject of any audit or examination by any taxing authority. Except as has been disclosed to the Operating Partnership in writing, none of the Constituent Partnerships has executed or filed with the Internal Revenue Service or any other taxing authority any agreement now in effect extending the period for assessment or collection of any income or other taxes.


     15. Operating Agreements. True, complete and correct copies of all agreements pertaining to the operation of the Properties as of the date hereof (collectively, the "Existing Operating Agreements")

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


have been provided or made available to the Operating Partnership. The Existing Operating Agreements are, to the knowledge of each of the Contributors, in full force and effect, no Constituent Party is in default of any of its material obligations under any of such Existing Operating Agreements, and except for the Management and Leasing Agreements and those set forth on SCHEDULE 6.1A.15 attached hereto, all Existing Operating Agreements are terminable on not more than thirty (30) days prior written notice and without payment of any penalty. At the Closing with respect to each of the Properties, true, complete and correct copies of such Existing Operating Agreements shall have been provided or made available to the Operating Partnership and, to the knowledge of each of the Contributors, the Existing Operating Agreements shall be, unless otherwise described in writing to the Operating Partnership or except as otherwise provided herein, (i) in full force and effect and (ii) free from any default by the appropriate Constituent Party of any of its material obligations under any of them. The Contributors shall advise the Operating Partnership immediately of any default by any party to an Existing Operating Agreement. The Operating Partnership does not assume any obligation under any Existing Operating Agreement for acts or omissions which occur prior to Closing.

     16. Absence of Certain Changes. Since December 31, 1996, except as otherwise set forth in this Agreement, to the knowledge of each of the applicable Contributors, there has not been with respect to Constituent Partnerships in which it owns Interests, or with respect to the Properties, as applicable, except as set forth in SCHEDULE 6.1A.16:

                  (a) any material adverse change in the financial condition of such Constituent Partnerships;

                  (b) any material adverse change in the condition of the property, business or liabilities of such Constituent
                  Partnerships, including the Properties, except normal and usual changes in the ordinary course of business which have not been materially adverse;

                  (c) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the Properties or any other properties or business of any of the Constituent Partnerships;

                  (d) any sale, abandonment or other disposition by any of the Constituent Partnerships of any interest in the Properties, or of any personal property relating to a Property owned by a Constituent Party relating to a Property, other than in the ordinary course of such Constituent Partnerships' business;

                  (e) any change in the  accounting  methods or practices by any
                  of  the   Constituent   Partnerships  or  in  depreciation  or
                  amortization policies theretofore used or adopted;

                  (f) any material contractual liability incurred by such Constituent Partnerships, contingent or otherwise, other than for operating expenses, obligations under executory contracts incurred for fair consideration and taxes accrued with respect to operations during such period, all incurred in the ordinary course of business, other than leases, Outstanding Debt Financing, Permitted Liens and the other matters set forth in
                  SCHEDULE 6.1A.9; or

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


                  (g) any other material adverse change in the business, operations or liabilities of any of the Constituent Partnerships or any of the Properties.



     17. Tradename. There have never been any Liens or pending or threatened third-party claims for infringement or unlawful use of any tradename used by any Constituent Partnership or Property, and to the knowledge of each Contributor, each of the Constituent parties has the right to sell, transfer, assign and convey the name of its Property and, if applicable, its Constituent Partnership, to the Operating Partnership, provided, however, no party has filed for any protection under federal or state trademark laws and no Constituent Party has taken any steps other than use to secure any common law proprietary interest in the tradename.

     18. Certain Liens. To the extent due and payable, all labor and services performed and materials furnished to the Properties have been paid for in full and to the Contributors' knowledge, there exists no basis for which a mechanic's, materialman's or similar lien can properly be claimed against the Properties or any part thereof except for the mechanic's lien on Lake Point Centre and as alleged in the Square One litigation described in SCHEDULE 6.1A.12, neither of which will be the basis for liens against the respective Properties at Closing.

     19. Deliberately Omitted.

                                      * * *

     20. (a) SCHEDULE 6.1A.20(A) sets forth a complete and accurate list and the address of all of the Properties. The Contributors or Constituent Partnerships, as applicable, own insurable fee simple (or, if so indicated on SCHEDULE 6.1A.20(A), leasehold) title to each of the Properties, free and clear of any Liens, title defects, contractual restrictions or covenants, laws, ordinances or regulations affecting use or occupancy (including zoning regulations and building codes) or reservations of interests in title (collectively, "Property Restrictions"), except for (i) Permitted Liens and (ii) Property Restrictions imposed or promulgated by law or by any government authority which are customary and typical for similar properties. To the knowledge of each Constituent Party, none of the matters described in clauses (i) and (ii) of the immediately preceding sentence materially interferes with, impairs, or is violated by the existence of any building or other structure or improvement which constitutes a part of, or the present use, occupancy or operation of, the Properties taken as a whole, and such matters do not, individually or in the aggregate, have a Material Adverse Effect. The Contributors have made available, or will make available promptly after the date of this Agreement, to the Operating Partnership true and complete copies of all existing fee and leasehold title insurance policies affecting the Properties and insuring the Constituent Partnerships (which are to the knowledge of each Constituent Partnership, valid and in full force and effect, with no claim having been made thereunder) and of the most recent surveys of the Properties




         (b) Except as set forth in SCHEDULE 6.1A.20(B), and except for matters which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or to materially and adversely affect the use of or occupancy of the applicable Property, to the knowledge of the Constituent Parties owning each applicable Property or interest therein, there are no (i) certificates, permits or licenses that are currently required (including building permits and certificates of occupancy for tenant spaces) from any government authority having jurisdiction over such Property or agreements, easements or other rights which are necessary to permit the lawful use, occupancy or operation of the existing buildings, structures or other improvements which constitute a part of any of the Properties or to permit the lawful use and operation of utility service to any Property or of any existing driveways, roads or other means of egress and ingress to and from any of the Properties that have not been obtained or that are not in full force and effect, or any pending modification or cancellation of any of same, or (ii) violations by any Property of any federal, state or municipal law, ordinance, order, regulation or requirement, including any applicable zoning law or building code, as a result of the use or occupancy of such Property or otherwise. Except as set forth in
Schedule 6.1A.20(B), the Constituent Parties owning such Property or interest therein have no knowledge of any uninsured physical damage to any Property in excess of $300,000 in the aggregate. To the knowledge of the Constituent Parties owning such Property or interest therein, except for repairs identified in any applicable capital expenditure budget or in any engineering or structural report provided to the Operating Partnership or its consultants, each such Property,
(i) is in good operating condition and repair and is structurally sound and free of defects, with no material alterations or repairs being required thereto under applicable law or insurance company requirements, and (ii) consists of sufficient land, parking areas, driveways and other improvements and lawful means of access and utility service and capacity to permit the use thereof in the manner and for the purposes to which it is presently devoted, except, in each such case, to the extent that failure to meet such standards would not materially and adversely affect the use or occupancy of such Property. The Constituent Parties have made available to the Operating Partnership true and complete copies of all engineering reports, inspection reports, maintenance plans and other documents relating to the condition of the Properties prepared for or by the Constituent Parties.

         (c) Except as set forth in SCHEDULE 6.1A.20(C), there is no (i) condemnation, eminent domain or rezoning proceeding pending or, to the knowledge of each Contributor, threatened with respect to any of the Properties, (ii) road widening or change of grade or any road adjacent to any Property in which such Contributor has an ownership interest currently underway or that has been proposed, (iii) proposed change in the assessed valuation of any Property other than customarily scheduled revaluations, (iv) special assessment that has been made or threatened against any Property in which such Contributor has an ownership interest, or (v) Property in which such Contributor has an ownership interest subject to any so-called "impact fee" or to any agreement with any government authority to pay for sewer extensions, over sizing utilities, lighting or like expenses or charges for work or services by such government authority, except, in the case of each of the foregoing, to the extent that same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or to materially and adversely affect the use or occupancy of the applicable Property.



         (d) Except as set forth on SCHEDULE 6.1A.20(D), each of the Properties in which such Contributor has an ownership interest is an independent unit which does not rely on any facilities located on any property not included in such Property to fulfill any municipal or governmental requirement or for the furnishing to such Property of any essential building systems or utilities, other than facilities the benefit of which inure to the Properties pursuant to one or more valid easements. Each of such Properties is served by public water and sanitary or septic systems and all other utilities, and each of such Properties has lawful access to public roads, in all cases sufficient for the current use and occupancy of such Property. To the knowledge of such Contributor, all parcels of land included in such Property that purport to be contiguous are contiguous and are not separated by strips or gores. Except as set forth in Schedule 6.1A.20(D), no portion of such Property includes any wetlands or vegetation or species designated as such by any


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


applicable governmental authority and protected by any applicable laws. Except as set forth on SCHEDULE 6.1A.20(D) or the Title Policies or surveys, none of the Properties lies in any 100-year flood plain area, as established by the U.S. Army Corps of Engineers (the "Army Corps of Engineers"). With respect to the improvements on such Property which lie in a flood plain area, if any, the Contributors or Constituent Partnerships, as applicable, carry and presently maintain in full force and effect flood insurance in connection with such Properties as required by applicable law and as accurately described in SCHEDULE 6.1A.20(D). Except as set forth on SCHEDULE 6.1A.20(D), the improvements on such Property comply in all material respects with all applicable building codes and other relevant laws and regulations. No improvements constituting a part of such Property encroach on real property not constituting a part of such Property or such encroachments would not, individually or in the aggregate, have a Material Adverse Effect or materially and adversely affect the use or occupancy of such Property.

         (e) To the knowledge of each of the Constituent Parties, SECTION 6.1A.20(E) contains a complete and accurate list of each survey, study or report prepared by or for any Constituent Parties or party related thereto, in connection with any Property's compliance or non-compliance with the requirements of the Americans with Disabilities Act (the "ADA"), other than routine correspondence or memoranda. No Property fails to comply with the requirements of the ADA except for such non-compliance as the Contributors reasonably believe will not, individually or in the aggregate, have a Material Adverse Effect.




         (f) The Contributors have provided to FAC and the Operating Partnership an accurate rent roll and delinquency report for each Property as of February 12, 1998 (collectively the "Rent Roll"), which accurately describes each lease of space in each Property (collectively, the "Leases"). The Constituent Parties have made available to the Operating Partnership a true and complete copy of each Lease, including all amendments and modifications thereto. With respect to each Lease for premises larger than 10,000 square feet of rentable space (collectively, the "Material Property Leases"), except as set forth in SCHEDULE 6.1A.20(F), (i) each of the Material Property Leases is valid and subsisting and in full force and effect as against the landlord thereunder and, to the knowledge of the applicable Constituent Partnership, as against the tenant, and the information on the Rent Roll with respect to the Material Property Leases is accurate, (ii) except as set forth on the Rent Roll, the tenant under each of the Material Property Leases is in actual possession of the premises leased thereunder, (iii) except as set forth on the Rent Roll, no tenant under any Material Property Lease is more than 30 days in arrears in the payment of rent,
(iv) none of the Contributors or Constituent Partnerships has received any written notice from any tenant under any Material Property Lease of its intention to vacate, (v) none of the Contributors or Constituent Partnerships has collected payment of rent under any Material Property Lease (other than security deposits) accruing for a period which is more than one month in advance, (vi) no notice of default has been sent or received by the landlord under any Material Property Lease which remains uncured as of the date hereof, no default by such landlord or the tenant thereunder has occurred under any Material Property Lease and, to the knowledge of the applicable Constituent Party no event has occurred and is continuing which, with notice or lapse of time or both, would constitute a default under any Material Property Lease,
(vii) except as disclosed on SCHEDULE 6.1A.20(F), no tenant under any of the Material Property Leases has any purchase options or kick-out rights or is entitled to any concessions, allowances, abatements, setoffs, rebates or refunds, (viii) none of the Material Property Leases and none of the rents or other amounts payable thereunder has been mortgaged, assigned, pledged or encumbered by any party thereto or otherwise, except in connection with the Outstanding Debt Financing, (ix) (A) as of the date

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hereof,  except as set forth in SCHEDULE  6.1A.20(F),  no  brokerage  or leasing commission or other compensation is due or payable to any person with respect to or on account of any of the Material Property Leases or any extensions or renewals thereof incurred after the date hereof, and (B) any brokerage or leasing commission or other compensation due or payable to any person with respect to or on account of any of the Material Property Leases or any extensions or renewals thereof have been incurred in the ordinary course of business consistent with past practices and market terms, (x) except as set forth on SCHEDULE 6.1.A.12, no space occupied under a Material Property Lease in any Property is occupied by a tenant on a totally rent-free basis, (xi) no tenant under any of the Material Property Leases has asserted any claim in writing or, to the knowledge of the applicable Constituent Party, which is likely to affect the collection of rent from such tenant, (xii) other than as would be customary or consistent with commercially reasonable retail leasing business practices, no tenant under any of the Material Property Leases has any right to remove improvements or fixtures that have at any time been affixed to the premises leased thereunder, (xiii) each tenant under the Material Property Leases is required thereunder to maintain or to cause to be maintained, at its
cost  and  expense,   public   liability  and  property  damage  insurance  with
commercially-reasonable liability limits and (xiv) the landlord under each Material Property Lease has fulfilled all of its obligations thereunder in
respect  of  tenant  improvements  and  capital  expenditures   consistent  with
commercially reasonable prudent retail leasing business practices. Other than the tenants identified in the Rent Roll and parties to easement agreements or other instruments which constitute Permitted Liens, no third party has any right to occupy or use any portion of any Property.

         (g) SCHEDULE 6.1A.20(G) sets forth a complete and accurate list of all material commitments, letters of intent or similar written understandings made or entered into by the Contributors or Constituent Partnerships as of the date hereof (x) to lease any space larger than 10,000 rentable square feet at any of the Properties, (y) to sell, mortgage, pledge or hypothecate any Property or Properties, or (z) with respect to the Properties, to purchase or to acquire an option, right of first refusal or similar right in respect of any real property, which, in any such case, has not yet been reduced to a written lease or contract and sets forth with respect to each such commitment, letter of intent or other understanding the principal terms thereof. The Contributors will made available to the Operating Partnership a true and complete copy of each such commitment, letter of intent or other understanding. SCHEDULE 6.1A.20(G) also sets forth in a complete and accurate list of all agreements to purchase real property to which the Contributors or Constituent Partnership is a party.

         (h) Except as set forth in Schedule 6.1A.20(H), none of the Properties is subject to any outstanding purchase options, nor have the Contributors or Constituent Partnerships entered into any outstanding contracts with others, for the (i) lease or sublease of space in excess of 10,000 square feet of rentable space in any Property or (ii) sale, mortgage, pledge, hypothecation, or other transfer of all or any part of any Property, and no person has any right or option to acquire, or right of first refusal with respect to Contributors' or Constituent Partnerships' interests in any Property or any part thereof. Except as set forth in Schedule 6.1A.20(h) or 6.1A.20(g), none of the Properties has any outstanding options or rights of first refusal or is the subject of any outstanding contracts with others for the purchase of such real property.

         (i) The Contributors have made available to the Operating Partnership all capital expenditure budgets which have been prepared by or for each Constituent Partnership, if any. There are no outstanding or, to the knowledge of each Contributor with respect to the Property in which it has an

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Interest,  threatened  requirements by any insurance company which has issued an insurance policy covering any Property, or by any board of fire underwriters or other body exercising similar functions, requiring any repairs or alterations to be made to any Property that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.



         (j) Schedule 6.1A.20(J) contains a list of each Property which consists of or includes undeveloped land or which is in the process of being developed or redeveloped (collectively, the "Contributed Development Properties") and a brief description of the development or redevelopment intended by the Contributors or Constituent Partnerships to be carried out or completed thereon (collectively, the "Contributed Projects"), including any budget and development schedule therefor prepared by or for the Contributors or Constituent Partnerships (collectively, the "Property Development Budget and Schedule"). Except as disclosed in SCHEDULE 6.1A.20(J), each Contributed Development Property is zoned for the lawful development or redevelopment thereon of the applicable Contributed Project, and the Contributors or Constituent Partnerships have obtained all permits, licenses, consents and authorizations required for the lawful development or redevelopment thereon of such Contributed Project, except only for such failure to meet the foregoing standards as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. Except as set forth in SCHEDULE 6.1A.20 (J) all of the existing improvements or structures located on any of the Contributed Development Properties comply in all material respects with all applicable building codes, laws, rules or regulations. Except as set forth in SCHEDULE 6.1A.20(J), to the knowledge of each Contributor, there are no material impediments to or constrains on the development or redevelopment of any Property in all material respects within the time frame and for the cost set forth in the Property Development Budget and Schedule applicable thereto. Except as set forth in SCHEDULE 6.1A.20 (J) each Contributed Development Property consists of sufficient land, parking areas, driveways and other improvements, and lawful means of access and utility and service and capacity to permit the development and operation of the Project as intended to be carried out or completed thereon. In the case of each Property the development of which has commenced, the costs and expenses incurred in connection with such Contributed Development Property and the progress thereof are, except as set forth in SCHEDULE 6.1A.20(J), consistent and in compliance in all material respects with the Property Development Budget and schedule applicable thereto. The Contributors will make available to FAC and the Operating Partnership all feasibility studies, soil tests, due diligence reports and other studies, tests or reports performed by or for the Contributors or Constituent Partnership which relate to the Contributed Development Properties or the Contributed Projects.

         (k) The ground leases  underlying the leased  Properties  referenced in
SCHEDULE 6.1A.20(A) (collectively, the "Contributed Ground Leases") are accurately described in SCHEDULE 6.1A.20(K). Each of the Contributed Ground Leases is valid, binding all in full force and effect as against the Constituent Partnerships and, to the knowledge of each Contributor, as against the landlord thereunder. Except as indicated in SCHEDULE 6.1A.20(K) or SCHEDULE 6.1A.9, none of the Contributed Ground Leases is subject to any mortgage, pledge, Lien, sublease, assignment, license or other agreement granting to any third party any interest therein, collateral or otherwise, or any right to the use or occupancy of any premises leased thereunder. True and complete copies of the Contributed Ground Leases (including all amendments, modifications and supplements thereto) have been delivered to FAC and the Operating Partnership prior to the date hereof or will be delivered promptly after the date of this Agreement. To the knowledge of each Contributor, except as set forth in SCHEDULE 6.1A.20(K), there is no pending or threatened proceeding which is reasonable likely to interfere with the quiet enjoyment of the tenant under any of the Contributed

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Ground Leases. Except as set forth in SCHEDULE 6.1A.20(K), as of the last day of the month preceding the date hereof and as of the last day of the month preceding the date of the Closing, no payments under any Contributed Ground Lease are delinquent and no notice of default by the landlord under any Contributed Ground Lease has been sent or received by the Contributors or any of the Constituent Partnerships. There does not exist under any of the Contributed Ground Leases any default and, to the knowledge of each Contributor, there is no default by the landlord thereunder and no event has occurred which, with notice or lapse of time or both, would constitute a default by either party thereto.





         (l) The Contributors and Constituent Partnerships have good title to all the personal and non-real properties and assets reflected in their books and records as being owned by them (including those reflected in the balance sheets of the Contributors or any of the Constituent Partnerships as of December 31,1997, except as since sold or otherwise disposed of in the ordinary course of business), free and clear of all Liens, except for Permitted Liens which are not, individually or in the aggregate, reasonable expected to have a Material Adverse Effect, and Outstanding Debt Financing.

         (m) The Contributors have provided to the Operating Partnership historical operating expense information (the "Historical Expense Information") for 1995, 1996 and 1997, which has been prepared in the ordinary course of business. The Historical Expense Information is accurate in all material respects.

         (n) Environmental Matters.

         (i) To the knowledge of each of the Constituent Parties, each Constituent Partnership, has obtained and now maintains as currently valid and effective, all permits, certificates of financial responsibility and other governmental authorizations required to be obtained, under the Environmental Laws (the "Environmental Permits") in connection with the operation of its businesses and properties. Except as disclosed in the Environmental Reports, each of the Constituent Parties, and each Property is and has been in compliance with all terms and conditions of the Environmental Permits and all Environmental Laws, except as set forth in SCHEDULE 6.1A.20(N) and only to an extent which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Contributors have no knowledge of any circumstances or conditions that may prevent or interfere with such compliance in the future.

         (ii) Each of the Constituent Parties, has provided or made available to the Operating Partnership all formal written communications (whether from a Government Authority, citizens' group, employee or other person), which such Constituent Party has received regarding (x) alleged or suspected noncompliance of any of the Properties with any Environmental Laws or Environmental Permits or
(y) alleged or suspected liability of the Constituent Parties, under any Environmental Laws, which noncompliance or liability would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

         (iii) To the knowledge of the Constituent Parties, there are no Liens or other encumbrances on any of the Properties which arose pursuant to or in connection with any Environmental Law or Environmental Claim and, to the knowledge of each of the Constituent Parties, no government actions have been taken or threatened to be taken or are in process which are reasonably likely to subject any Property to such Liens or other encumbrances.


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


         (iv) Except as disclosed in SCHEDULE 6.1A.20(N) none of which matters would, individually or in the aggregate reasonably be expected to have a Material Adverse Effect), or set forth in the Environmental Reports, no Environmental Claims have been asserted or, to the knowledge of each Constituent Parties, threatened that, individually or in the aggregate, may result in liabilities exceeding $300,000 with respect to the Properties. Except as set forth in the Environmental Reports or in SCHEDULE 6.1A.20(N), no circumstances, past or present actions, conditions, events or incidents exist with respect the Properties that would reasonably be expected to result in the assertion of any Environmental Claims that, individually or in the aggregate, may result in liabilities exceeding $300,000, in any such case.
         (v) Except as disclosed in SCHEDULE 6.1A.20(N) (none of which matters would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), or set forth in the Environmental Reports, (i) none of the Constituent Parties has been notified or anticipates being notified of potential responsibility in connection with any site that has been placed on, or proposed to be placed on, the National Priorities List or its state or foreign equivalents pursuant to the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") 42 U.S.C. ss.9601 et seq., or analogous state laws,
(ii) no Materials of Environmental Concern are present on, in or under any Property in a manner or condition that is reasonably likely to give rise to Environmental Claims which, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, (iii) none of the Constituent Parties has Released or arranged for the Release of any Materials of Environmental Concern at any location to an extent or in a manner which would reasonably be expected to result in a Material Adverse Effect, (iv) no underground storage tanks, surface impoundments, disposal areas, pits, ponds, lagoons, open trenches or disused industrial equipment is present at any Property in a manner or condition that is reasonably likely to give rise to one or more Environmental Claims which, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, (v) no transformers, capacitors or other equipment containing fluid with more than 50 parts per million polychlorinated biphenyls are present at any Property in a manner or condition that is reasonably likely to give rise to one or more Environmental Claims which, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, except for any such transformers, capacitors or other equipment owned by any utility company, and
(vi) to the knowledge of each of the Constituent Parties, no friable asbestos and no friable asbestos-containing material is present at any Property, except, in the case of each of the matters set forth in this subpart (vi), for such matters as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (vi) SCHEDULE 6.1A.20(N)(VI) contains a list of each environmental report, audit, summary, or similar document prepared for or by the Contributors or Constituent Partnerships or otherwise in the possession of any of them with respect to the environmental condition of any Property (collectively, the "Environmental Reports"). The Contributors has previously delivered or made available to FAC and the Operating Partnership true and complete copies of each Environmental Report. None of the matters disclosed by the Environmental Reports would, individually or in the aggregate, reasonably be likely to have a Material Adverse Effect.

         (vii) For purposes of this Agreement and all of the Schedules thereto, the terms listed below shall have the following meanings:

         (A) "Claim" shall mean all actions, causes of action, suits, judgments, executions, claims, liabilities and demands whatsoever, in law or equity.

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


         (B) "Environmental Claim" shall mean any Claim investigation or notice by any person alleging potential liability (including potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries or fatalities, or penalties) arising out of, based on or resulting from (A) the presence, generation, transportation, treatment, use, storage, disposal or Release of Materials of Environmental Concern at any location, or (B) activities or conditions forming the basis of any violation, or alleged violation of, or liability or alleged liability under, any Environmental Law.




         (C) "Environmental Laws"shall mean, for purposes of Schedules 6.1A and 6.1C, federal, state, and local laws, ordinances, common law, orders, statutes, and regulations relating to the pollution or protection of the environment or of flora or fauna or their habitat or of human health and safety, or to the cleanup or restoration of the environment, including, without limitation, CERCLA, the Toxic Substances Control Act, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, the Clean Water Act, as amended, the Safe Drinking Water Act, as amended, the Clean Air Act, as amended, the Occupational Safety and Health Act, as amended, and all analogous laws promulgated or issued by any state or other Government Authority.

         (D) "Materials of Environmental Concern" shall mean all chemicals, pollutants, contaminants, wastes, toxic substances, petroleum or any fraction thereof, petroleum products and hazardous substances or solid or hazardous wastes as now defined and regulated under any Environmental Laws.

         (E)  "Release"  shall  mean  any  release,  spill,  emission,  leaking,
pumping,  injection,  deposit,  disposal,  discharge,   dispersal,  leaching  or
migration.



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



                                 SCHEDULE 6.1B

        REPRESENTATIONS AND WARRANTIES OF KONOVER MANAGEMENT SOUTH CORP.

         In order to induce FAC and the Operating Partnership to enter into this Agreement and the transactions contemplated hereby, Konover Management South represents and warrants to FAC and the Operating Partnership as follows:

         (a)      Organization; Qualification; Authority.

                  (i) Konover Management South is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida. Konover Management South has all requisite corporate power and authority to manage, operate and lease the Properties and carry on its business as now conducted, and to enter into this Agreement and to perform its obligations hereunder.

                  (ii) Konover Management South is duly qualified to do business and is in good standing in each jurisdiction in which the management, operation of leasing of property or the conduct of its business requires such qualification, except for any failures to be so qualified or to be in good standing as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                  (iii) The execution, delivery and performance of this Agreement, except where expressly otherwise provided, have been duly and validly authorized by all necessary corporate action on the part of Konover Management South. This Agreement has been duly executed and delivered by Konover Management South and constitutes the valid and legally binding obligations of Konover Management South, enforceable against each in accordance with its terms, subject to applicable and bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights or general principles of equity.

         (b) Absence of Conflicts. To the knowledge of Konover Management South, the execution, delivery and performance of this Agreement by Konover Management South and the consummation of the transactions contemplated hereby, including without limitation, the execution and delivery by Konover Management South of any documents, instruments or agreement contemplated hereby, will not (after a lapse of time, due notice or otherwise) conflict with, violate or result in any breach or default under (i) any provision of any of its charter bylaws; (ii) any law, statute, rule or regulation of any administrative agency or governmental body, or any judgment, order, writ, stipulation, injunction, award or decree of any court, arbiter, administrative agency or governmental body to which Konover Management South is subject; or (iii) except as set forth in SCHEDULE 6.1B(B), any indenture, agreement, instrument or other contract to which Konover Management South may be bound or relating to or affecting its assets, except in the case of clause (ii) or (iii) as would not have Material Adverse Effect.



         (c) Consents. To the knowledge of Konover Management South, (i) except as set forth in SCHEDULE 6.1B(B), no consents, approvals, waivers, notifications, acknowledgments or permissions are


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


required in order for Konover Management South to fully perform its obligations under this Agreement, including, but not limited to, the assignment the Management and Leasing Agreements to the Operating Partnership or which, if left unobtained at the Management Closing and thereafter, would have a Material Adverse Effect on the value, operation, management, occupation, use or development of any property subject to the Management and Leasing Agreements, and (ii) the execution and delivery of this Agreement by Konover Management South, and the consummation of the transactions contemplated hereby, including without limitation the execution of any related agreements, will not require the consent of, or any prior filing with or notice to or payment to, any governmental authority or other Person.

         (d) Disclosure. To the knowledge of Konover Management South, the representations and warranties made by Konover Management South contained in this Agreement (including Schedules and Exhibits and documents or instruments delivered in connection herewith) do not contain any untrue statement or a material fact or omit to state any material fact necessary the statements and information contained herein or therein, in light of the circumstances in which they are made, not misleading.

         (e) Claims or Litigation. Except as set forth on SCHEDULE 6.1A.12 attached hereto, Konover Management South has not received notice of any claim, demand, or suit against Konover Management South or the Properties nor, to Konover Management South's knowledge, has any proceeding or litigation or any kind, been filed before any court or administrative, governmental or regulatory authority, agency or body, domestic or foreign, and, to the knowledge of Konover Management South, no order, judgment, injunction or decree of any court, tribunal or other governmental authority has been filed against Konover Management South or any of the Properties or, to the knowledge of Konover Management South, threatened, which would have a materially adverse affect on the business or financial condition of Konover Management South or Konover Management South's right to manage and operate of any of the properties subject to the Management and Leasing Agreements.

         (f) Konover Management South Agreements. The Management and Leasing Agreements delivered to FAC and the Operating Partnership are true, accurate and complete. The Management and Leasing Agreements listed in SCHEDULE 6.1B(B) are all of the agreements under which Konover Management South manages or leases real property and are valid and bona fide obligations of Konover Management South and, to Konover Management South's knowledge, of the property owners thereunder. To Konover Management South's knowledge, no defaults remain uncured pursuant to notices of default sent to any property owner and no condition exists which, solely with the passage of time of the giving of notice or both, will become a default; Konover Management South has not received any notices of default under the Management and Leasing Agreements and except as listed in
SCHEDULE 6.1A.8, the Management and Leasing Agreements constitute all of the management and leasing agreements affecting the Properties and the Purchase Option Properties on the date hereof. Except as listed in SCHEDULE 6.1B(B), Konover Management South has not previously assigned the Management and Leasing Agreements, and Konover Management South's interests in the Management and Leasing Agreements are free and clear of all liens, charges and encumbrances.




         (g) Office Lease. The Office Lease delivered to FAC and the Operating Partnership is true, accurate and complete. The Office Lease is a valid and bona fide obligation of Konover Management

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


South and, to Konover Management South's knowledge of the landlord thereunder. To Konover Management South's knowledge, no defaults remain uncured pursuant to notices of default sent to the landlord and no condition exists which, solely with the passage of time of the giving of notice or both, will become a default. Konover Management South has not received any notices of default under the Office Lease. Konover Management South has not previously assigned the Office Lease and Konover Management South's interests in the Office Lease are free and clear of all liens, charges and encumbrances.

         (h) Employees. There are no agreements to which Konover Management South is a party relating to any representation, labor or collective bargaining agreement. Konover Management South has not received any notice from any labor union or group of employees that such union or group represents or believes or claims it represents or intends to represent any of the employees of Konover Management South nor has it received any notice of any claim of unfair labor practices relating to Konover Management South.



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                                  SCHEDULE 6.1C

                  FAC AND OPERATING PARTNERSHIP REPRESENTATIONS

NOTE: All references in this SCHEDULE 6.1C to a "Schedule" or "Schedules" shall mean the corresponding Schedule to the Lazard Stock Purchase Agreement; and the Company hereby represents and warrants it has provided to Simon Konover and Fred Steinmark, on behalf of the Contributors, a true, accurate and complete copy of the Lazard Stock Purchase Agreement, with all Schedules attached.

         Section I         Organization and Qualification; Subsidiaries.

     1.1 The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Company has all requisite corporate power and authority to own, operate, lease and encumber its properties and carry on its business as now conducted, and to enter into this Agreement and to perform its obligations hereunder.

     1.2 Each of the Subsidiaries of the Company is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, and has the corporate, partnership or limited liability company power and authority to own its properties and to carry on its business as it is now being conducted.

     1.3 Each of the Company and its Subsidiaries is duly qualified to do business and in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification, except for any failures to be so qualified or to be in good standing as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     1.4 Schedule 3.1(d) sets forth the name of each Subsidiary of the Company (whether owned, directly or indirectly, through one or more intermediaries). All of the outstanding shares of capital stock of, or other equity interest in, each of the Subsidiaries owned by the Company are duly authorized, validly issued, fully paid and nonassessable, and are owned, directly or indirectly, by the Company free and clear of all Liens, except as set forth in Schedule 3.1(d). The following information for each Subsidiary is set forth in Schedule 3.1(d), if applicable: (i) its name and jurisdiction of incorporation or organization, (ii) the type of and percentage interest held by the Company in the Subsidiary and the names of and percentage interest held by the other interest holders, if any, in the Subsidiary, and (iii) any loans from the Company to, or priority payments due to the Company from, the Subsidiary, and the rate of return thereon. Except as contemplated hereby and as set forth on Schedule 3.1(d), there are no existing options, warrants, calls, subscriptions, convertible securities or other rights, agreements or commitments which obligate the Company or any of the Subsidiaries to issue, transfer or sell any shares of capital stock or equity interests in any of the Subsidiaries.

         Section II.       Authority Relative to Agreements


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     The execution,  delivery and  performance of this  Agreement,  except where expressly otherwise provided, have been duly and validly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and the Operating Partnership and constitutes the valid and legally binding obligations of the Company and the Operating Partnership, enforceable against each in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights or general principles of equity.

         Section III.      Capital Stock.

     3.1 The authorized capital stock of the Company as of the date hereof consists of 45,000,000 shares of Company Common Stock, 25,000,000 shares of excess stock, par value $0.01 per share (the "Company Excess Stock"), and 5,000,000 shares of preferred stock, par value $25.00 per share (the "Company Preferred Stock"). As of the date hereof, there are _______ shares of Company Common Stock issued and outstanding; to the Company's knowledge, no shares of Company Excess Stock issued and outstanding; and no shares of Company Preferred Stock issued and outstanding. All such issued and outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid, nonassessable and free of preemptive or similar rights. Except as set forth on Schedule 3.3(a), and other than as provided in the Lazard Transaction, the Company has no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities the holders of which have the right to vote) with the stockholders of the Company on any matter. As of the date hereof, except as set forth in
Schedule 3.3(a), and other than as contained in the Lazard Transaction, there are no existing options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate the Company to issue, transfer or sell any shares of capital stock or other equity interests of the Company.

     3.2 Except for interests in the Subsidiaries of the Company and except as set forth in Schedule 3.3(b), neither the Company nor any of its Subsidiaries owns directly or indirectly any material interest or investment (whether equity or debt) in any corporation, partnership, limited liability company, joint venture, business, trust or entity (other than investments in short-term investment securities).

     Section IV. No Conflicts; No Defaults; Required Filings and Consents. Neither the execution and delivery by the Company hereof nor the consummation by the Company of the transactions contemplated hereby in accordance with the terms hereof, subject to shareholder approval where expressly so provided, will:

     4.1 conflict with or result in a breach of any provisions of the Company Charter or by-laws of the Company;

     4.2 result in a breach or violation of, a default under, or the triggering of any payment or other obligations pursuant to, or, except as set forth in
Schedule 3.9(g), accelerate vesting under, any compensation plan or any grant or award made under any of the foregoing;

     4.3 violate or conflict with in any material respect any material statute, regulation, judgment, order, writ, decree or injunction applicable to the Company or its Subsidiaries;



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     4.4 subject to the Company  obtaining the third party consents set forth in
Schedule 3.4(d), violate or conflict with or result in a breach of any provision of, or constitute a default (or any event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any material Lien upon any of the properties of the Company or its Subsidiaries under, or result in being declared void, voidable or without further binding effect, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, or deed of trust or any material license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which the Company or its Subsidiaries is a party, or by which the Company or its Subsidiaries or any of their properties is bound or affected; or

     4.5 require any material consent, approval or authorization of, or declaration, filing or registration with, any Government Authority, other than any filings required under the Securities Act of 1933, as amended (the
"Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or state securities laws ("Blue Sky Laws") (collectively, the "Regulatory Filings"), and any material filings required to be made with the Secretary of State of Maryland or any national securities exchange on which the Company Common Stock is listed.

     Section V. SEC and Other Documents; Financial Statements; Undisclosed Liabilities.

     5.1 The Company has delivered or made available to Simon Konover and Fred Steinmark, on behalf of the Contributors the registration statement of the Company filed with the Securities and Exchange Commission ("SEC") in connection with the Initial Public Offering, and all exhibits, amendments and supplements thereto (collectively, the "Company Registration Statement"), and each registration statement, report, proxy statement or information statement and all exhibits thereto prepared by it or relating to its properties since the effective date of the Company Registration Statement up through the date hereof, each of which are set forth in Schedule 3.5(a) and are in the form (including exhibits and any amendments thereto) filed with the SEC (collectively, the "Company Reports"). Except as set forth in Schedule 3.5(a), the Company Reports were filed with the SEC in a timely manner and constitute all forms, reports and documents required to be filed by the Company under the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder (the "Securities Laws"). As of their respective dates, the Company Reports (i) complied as to form in all material respects with the applicable requirements of the Securities Laws and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. There is no unresolved violation asserted by any Government Authority with respect to any of the Company Reports.

     5.2 Each of the balance sheets included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly presented the financial position of the entity or entities to which it relates as of its date and each of the statements of operations, stockholders' equity (deficit) and cash flows included in or incorporated by reference into the Company Reports (including any related notes and schedules) fairly presented the results of operations, stockholders' equity (deficit) or cash flows, as the case may be, of the entity or entities to which it relates for the periods set forth therein, in each case in accordance with United States generally accepted accounting principles ("GAAP") consistently applied during the periods involved, except as may be noted therein and except,


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in the case of the unaudited  statements,  normal recurring year-end adjustments which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.



     5.3 Except as and to the extent set forth in the Company Reports and the Company's financial statements filed with the SEC or in any Schedule hereto, none of the Company or any of its Subsidiaries has any Liabilities (nor do there exist any circumstances) that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

         Section VI.       Litigation; Compliance With Law.

     VI.1 Except as set forth on Schedule 3.6, there are no Actions pending or, to the Company's knowledge, threatened against the Company or any of its Subsidiaries that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, or which question the validity hereof or any action taken or to be taken in connection herewith. To the Company's knowledge, without investigation, except as disclosed in Schedule 3.6(a), there are no material continuing orders, injunctions or decrees of any Government Authority to which the Company or any of its Subsidiaries is a party or by which any of its properties or assets are bound which would reasonably be expected to result in a Material Adverse Effect.

     VI.2 None of the Company or its Subsidiaries is in violation of any statute, rule, regulation, order, writ, decree or injunction of any Government Authority or any body having jurisdiction over them or any of their respective properties which, if enforced, would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

         Section VII       Deliberately Omitted.

         Section VIII      Tax Matters; REIT and Partnership Status.




     VIII.1 The Company and each of its Subsidiaries has timely filed with the appropriate taxing authority all Tax Returns required to be filed by it or has timely requested extensions and any such request has been granted and has not expired. To the Company's knowledge, based upon the reports of the Company's auditors, each such Tax Return is complete and accurate in all material respects. All Taxes shown as owed by the Company or any of its Subsidiaries on any Tax Return have been paid or accrued, except for Taxes being contested in good faith and for which adequate reserves have been taken. To the Company's knowledge, based upon the reports of the Company's auditors, the Company and each of its Subsidiaries has properly accrued all Taxes for such periods subsequent to the periods covered by such Tax Returns as required by GAAP. None of the Company or any of its Subsidiaries has executed or filed with the IRS or any other taxing authority any agreement now in effect extending the period for assessment or collection of any Tax. Except as set forth in Schedule 3.8(a), none of the Company or any of its Subsidiaries is being audited or examined by any taxing authority with respect to any Tax or is a party to any pending action or proceedings by any taxing authority for assessment or collection of any Tax, and no claim for assessment or collection of any Tax has been asserted against it. True and complete copies of all federal, state and local income or franchise Tax Returns filed by the Company and each of its Subsidiaries for 1995 and 1996 and all written communications relating thereto have been made available to representatives of Contributors prior to the date hereof. No claim has been made in writing or, to the

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Company's  knowledge,  otherwise  by an authority  in a  jurisdiction  where the
Company or any of its Subsidiaries does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. Except as set forth in Schedule 3.8(a), there is no dispute or claim concerning any Tax liability of the Company or any of its Subsidiaries, (i) claimed or raised by any taxing authority in writing or (ii) as to which the Company or any of its Subsidiaries has knowledge. To the Company's knowledge, as of the date hereof, (i) the Company is a domestically controlled REIT within the meaning of Section 897(h)(4)(B) of the Code. Subject to the Lazard Transaction, to the Company's knowledge, except as set forth in Schedule 3.8(a), no person or entity which would be treated as an "individual" for purposes of Section 542(a)(2) of the Code (as modified by Section 856(h) of the Code) owns or would be considered to own (taking into account the constructive ownership rules of Section 544 of the Code, as modified by Section 856(h) of the Code) in excess of 9.8% of the value of the outstanding equity interests in the Company. Except as contemplated by this Agreement or as set forth in Schedule 3.8(a), the Board has not exempted any person from the Ownership Limit or otherwise waived any of the provisions of Article IV of the Company Charter (as all capitalized terms used in this sentence are defined in the Company Charter). The Ownership Limit (as such term is defined in the Company Charter) has not been modified. Except as set forth in Schedule 3.8 (a) each ownership interest that the Company and each of its Subsidiaries has in an entity formed as a partnership (or which files federal income tax returns as a partnership) qualifies, and since the date of its formation qualified, to be treated as a partnership for federal income tax purposes or as a "qualified REIT subsidiary" within the meaning of Section 856(i)(2) of the Code.

     VIII.2 The Company (i) intends in its federal income tax return for the tax year that will end on December 31, 1997 to be taxed as a real estate investment trust within the meaning of Section 856 of the Code ("REIT") and has complied (or will comply) with all applicable provisions of the Code relating to a REIT, for 1997, (ii) has operated, and intends to continue to operate, in such a manner as to qualify as a REIT for 1997, and (iii) has not knowingly taken or omitted to take any action which would reasonably be expected to result in a challenge to its status as a REIT, and, to the Company's knowledge, no such challenge is pending or threatened.

     VIII.3 Except as set forth on Schedule 3.8(c), any amount or other entitlement that could be received (whether in cash or property or the vesting of property) as a result of any of the transactions contemplated hereby by any person who is a "disqualified individual" (as such term is defined in proposed Treasury Regulation Section 1.280G-1) with respect to the Company or any of its Affiliates would not be characterized as an "excess parachute payment" (as such term is defined in Section 280G(b)(1) of the Code).

     VIII.4 Except as set forth on Schedule 3.8(d), the disallowance of a deduction under Section 162(m) of the Code for employee remuneration will not apply to any amount paid or payable by the Company or any of its Subsidiaries under any contract, stock plan, program, arrangement or understanding currently in effect.

     VIII.5 The Company was eligible to and did validly elect to be taxed as a REIT for federal income tax purposes for calendar year 1993 and all subsequent taxable periods and was in compliance with the Code and all applicable rules and regulations of the Code, necessary to permit it to be taxed as a REIT for all such periods. Each Subsidiary of the Company organized as a partnership (and any other Subsidiary that files Tax Returns as a partnership for federal income tax purposes) was and continues to be classified

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as a  partnership  for  federal  income tax  purposes  or as a  "qualified  REIT subsidiary" within the meaning of Section 856(i)(2) of the Code.

    Section IX        Compliance with Agreements; Material Agreements.



     IX.1 Neither the Company nor any of its Subsidiaries is in default under or in violation of any provision of the Company Charter, the by-laws of the Company (or equivalent documents) or any partnership agreement, operating agreement, joint venture agreement or any other organization or formation documents to which the Company or any of its Subsidiaries is a party.

     IX.2 The Company and each of its Subsidiaries have filed all material reports, registrations and statements, together with any amendments required to be made with respect thereto, that they were required to file with any Government Authority and all other material reports and statements required to be filed by them, including any report or statement required to be filed pursuant to the laws, rules or regulations of the United States, and have paid all fees or assessments due and payable in connection therewith, except for such failures to file or pay which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as set forth in Schedule 3.9(b), there is no unresolved violation asserted by any regulatory agency of which the Company has received written notice with respect to any report or statement relating to an examination of the Company or any of its Subsidiaries which, if resolved in a manner unfavorable to the Company or such Subsidiary, would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     IX.3 The Company Reports or Schedule 3.9(c) set forth (i) a description of all material indebtedness of the Company and each of its Subsidiaries, whether unsecured, or secured or collateralized by mortgages, deeds of trust or other security interests in the Company Properties or any other assets of the Company and each of its Subsidiaries, or otherwise and (ii) each Commitment entered into by the Company or any of its Subsidiaries (including any guarantees of any third party's debt or any obligations in respect of letters of credit issued for the Company's or any of its Subsidiary's account) which may result in total payments or liabilities in excess of $300,000, excluding Commitments made in the ordinary course of business with a maturity of less than one year or that are terminable on 30 days or less notice. True and complete copies of the documents relating to the foregoing have been delivered or made available to Buyer prior to the date hereof. Neither the Company nor any of its Subsidiaries is in material default, and, to the Company's knowledge, no event has occurred which, with the giving of notice or the lapse of time or both, would constitute a material default, under any of the documents described in clause (i) or (ii) of this paragraph or in respect of any payment obligations thereunder. All joint venture and partnership agreements to which the Company or any of its Subsidiaries is a party as of the date hereof are set forth in Schedule 3.9(c), all of which are in full force and effect as against the Company or such Subsidiary and, to the Company's knowledge, as against the other parties thereto, and none of the Company or any of its Subsidiaries is in material default, and, to the Company's knowledge, no event has occurred which, with the giving of notice or the lapse of time or both, would constitute a material default, with respect to any obligations thereunder.

     IX.4 Each material agreement set forth in Schedule 3.9(e) is in full force and effect as against the Company and, to the Company's knowledge, as against the other parties thereto, and no material notice of default thereunder has been received by the Company or any of its Subsidiaries. To the Company's

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


knowledge, the other parties to such agreements are not in material breach of their respective obligations thereunder, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.


     IX.5 Schedule 3.9(f) sets forth a complete and accurate list of all agreements and policies of the Company in effect on the date hereof relating to transactions with affiliates and potential conflicts of interest. Each agreement or arrangement set forth in Schedule 3.9(f) is in full force and effect, and the Company, each of its Subsidiaries, and, to the Company's knowledge, the other parties thereto are in compliance with such agreements and policies, or such compliance has been waived by the Board as set forth in Schedule 3.9(f).

     Section  X  Financial  Records;  Company  Charter  and  By-laws;  Corporate
Records.

     X.1 The books of account and other financial records of the Company and each of its Subsidiaries are in all material respects true and complete, have been maintained in accordance with good business practices, and are accurately reflected in all material respects in the financial statements included in the Company Reports.

     X.2 The Company has previously delivered or made available to Simon Konover and Fred Steinmark, on behalf of the Contributors, true and complete copies of the Company Charter and the by-laws of the Company, as amended to date, and the charter, by-laws, organizational documents, partnership agreements and joint venture agreements of its Subsidiaries, and all amendments thereto. All such documents are listed in Schedule 3.10(b).

     X.3 The minute books and other records of corporate or partnership proceedings of the Company and each of its Subsidiaries contain in all material respects accurate records of all meetings and accurately reflect in all material respects all other corporate actions of the stockholders and directors and any committees of the Board and the board of directors of its Subsidiaries which are corporations and all material actions of the partners of its Subsidiaries which are partnerships, except for documentation of discussions relating to or in connection with the transactions contemplated hereby or matters related hereto.

     Section XI Properties.



     XI.1 Schedule 3.11(a) sets forth a complete and accurate list and the address of all material real property owned or leased by the Company or any of its Subsidiaries or otherwise used by the Company or its Subsidiaries in the conduct of their business or operations (collectively, and together with the land at each address referenced in Schedule 3.11(a) and all buildings, structures and other improvements and fixtures located on or under such land and all easements, rights and other appurtenances to such land, the "Company Properties"). The Company and each of its Subsidiaries own insurable fee simple title (or, if so indicated in Schedule 3.11(a), leasehold title) to each of the Company Properties, free and clear of any Property Restrictions, except for (i) Permitted Liens and (ii) Property Restrictions imposed or promulgated by law or by any Government Authority which are customary and typical for similar properties. None of the matters described in clauses (i) and (ii) of the immediately preceding sentence materially interferes with, materially impairs, or is violated by, the existence of any building or other structure or improvement which constitutes a part of, or the present use, occupancy or operation of, the Company Properties taken


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


as a whole, and such matters do not, individually or in the aggregate, have a Material Adverse Effect. American Land Title Association policies of title insurance (or marked title insurance commitments having the same force and effect as title insurance policies or binding irrevocable escrow instructions to issue such title insurance policies or endorsements to existing title insurance policies) have been issued by national title insurance companies insuring the fee simple or leasehold, as applicable, title of the Company or its Subsidiaries, as applicable, to each of the Company Properties in, to the Company's knowledge, sufficient amounts to avoid co-insurance statutes, subject only to the matters set forth therein (the "Title Policies"), and the Title Policies are valid and in full force and effect and no claim has been made under any such policy.

     XI.2 Except as set forth in Schedule 3.11(b), and except for matters which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or to materially and adversely affect the use or occupancy of the applicable Company Property, to the Company's knowledge, there are no (i) certificates, permits or licenses that are currently required (including building permits and certificates of occupancy for tenant spaces) from any Government Authority having jurisdiction over any Company Property or agreements, easements or other rights which are necessary to permit the lawful use, occupancy or operation of the existing buildings, structures or other improvements which constitute a part of any of the Company Properties or to permit the lawful use and operation of utility service to any Company Property or of any existing driveways, roads or other means of egress and ingress to and from any of the Company Properties that have not been obtained or that are not in full force and effect, or any pending modification or cancellation of any of same, or (ii) violations by any Company Property of any federal, state or municipal law, ordinance, order, regulation or requirement, including any applicable zoning law or building code, as a result of the use or occupancy of such Company Property or otherwise. Except as set forth in Schedule 3.11(b), the Company has no knowledge of any uninsured physical damage to any Company Property in excess of $300,000 in the aggregate. To the Company's knowledge, except for repairs identified in the Capital Expenditure Budget and Schedule or in any engineering or structural report reviewed by the Company or its consultants, each Company Property, (i) is in good operating condition and repair and is structurally sound and free of defects, with no material alterations or repairs being required thereto under applicable law or insurance company requirements, and (ii) consists of sufficient land, parking areas, driveways and other improvements and lawful means of access and utility service and capacity to permit the use thereof in the manner and for the purposes to which it is presently devoted, except, in each such case, to the extent that failure to meet such standards would not materially and adversely affect the use or occupancy of the applicable Company Property.

     XI.3 Except as set forth in Schedule 3.11(c), there is no (i) condemnation, eminent domain or rezoning proceeding pending or, to the Company's knowledge, threatened with respect to any of the Company Properties, (ii) road widening or change of grade of any road adjacent to any Company Property currently underway or that has been proposed, (iii) proposed change in the assessed valuation of any Company Property other than customarily scheduled revaluations, (iv) special assessment that has been made or threatened against any Company Property, or (v) Company Property subject to any so-called "impact fee" or to any agreement with any Government Authority to pay for sewer extensions, oversizing utilities, lighting or like expenses or charges for work or services by such Government Authority, except, in the case of each of the foregoing, to the extent that same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or to materially and adversely affect the use or occupancy of the applicable Company Property.




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


     XI.4 Each of the Company Properties is an independent unit which does not rely on any facilities located on any property not included in such Company Property to fulfill any municipal or governmental requirement or for the furnishing to such Company Property of any essential building systems or utilities, other than facilities the benefit of which inures to the Company
Properties  pursuant  to  one or  more  valid  easements.  Each  of the  Company
Properties is served by public water and sanitary or septic systems and all other utilities, and each of the Company Properties has lawful access to public roads, in all cases sufficient for the current use and occupancy of each Company Property. To the Company's knowledge, all parcels of land included in each Company Property that purport to be contiguous are contiguous and are not separated by strips or gores. Except as set forth in Schedule 3.11(d) or any structural or engineering reports relating to any Company Property prepared for or by the Company since the Initial Public Offering, no portion of any Company Property includes any wetlands or vegetation or species protected by any applicable laws. Except as set forth on Schedule 3.11(d) or the Title Policies or surveys, none of the Company Properties lies in any 100-year flood plain area, as established by the Army Corps of Engineers. With respect to the improvements on each Company Property which lie in a flood plain area, if any, the Company or its Subsidiaries carry and presently maintain in full force and effect flood insurance in connection with such Company Properties as required by applicable law and as accurately described in Schedule 3.11(d). The improvements on each Company Property comply in all material respects with all applicable building codes and other relevant laws and regulations. No improvements constituting a part of any Company Property encroach on real property not constituting a part of such Company Property or such encroachments would not, individually or in the aggregate, have a Material Adverse Effect or materially and adversely affect the use or occupancy of the applicable Company Property.

     XI.5 Schedule 3.11(e) contains a complete and accurate list of each survey, study or report prepared by or for the Company or any of its Subsidiaries since the Initial Public Offering, in connection with any Company Property's compliance or non-compliance with the requirements of the ADA, other than routine correspondence or memoranda. Except for matters addressed in the Capital Expenditure Budget and Schedule no Company Property fails to comply with the requirements of the ADA except for such non-compliance as the Company believes will not, individually or in the aggregate, have a Material Adverse Effect.




     XI.6 The Company has made available to Simon Konover and Fred Steinmark, on behalf of Contributors, an accurate rent roll for each Company Property as of _________, 1998 (the "Rent Roll"), which accurately describes each lease of space in each Company Property (collectively, the "Company Leases"). The Company has made available to Simon Konover and Fred Steinmark, on behalf of Contributors, profiles of the Company Leases (the "Lease Profiles"), which have been prepared in the ordinary course of business. The Company will make available to Simon Konover and Fred Steinmark, a true and complete copy of each Company Lease, including all amendments and modifications thereto. With respect to each Company Lease for premises larger than 10,000 square feet of rentable space (collectively, the "Material Company Leases"), except as set forth in
Schedule 3.11(f), (i) each of the Material Company Leases is valid and subsisting and in full force and effect as against the Company or the Subsidiary, as applicable, and, to the Company's knowledge, as against the tenant, and the information on the Rent Roll with respect to the Material Company Leases is accurate, (ii) except as otherwise set forth in the Rent Roll, the tenant under each of the Material Company Leases is in actual possession of the

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premises  leased  thereunder,  (iii) except as  otherwise  set forth in the Rent
Roll, no tenant under any Material Company Lease is more than 30 days in arrears in the payment of rent, (iv) neither the Company nor any of its Subsidiaries has received any written notice from any tenant under any Material Company Lease of its intention to vacate, (v) neither the Company nor any of its Subsidiaries has collected payment of rent under any Material Company Lease (other than security deposits) accruing for a period which is more than one month in advance, (vi) no notice of default has been sent or received by the landlord under any Material Company Lease which remains uncured as of the date hereof, no default has occurred under any Material Company Lease by the landlord thereunder and, to the Company's knowledge, no default has occurred under any Material Company Lease by the tenants thereunder and, to the Company's knowledge, no event has occurred and is continuing which, with notice or lapse of time or both, would constitute a default under any Material Company Lease, (vii) except as disclosed on the Lease Profiles or Schedule 3.11(f), no tenant under any of the Material Company Leases has any purchase options or kick-out rights or is entitled to any concessions, allowances, abatements, setoffs, rebates or refunds, (viii) none of the Material Company Leases and none of the rents or other amounts payable thereunder has been mortgaged, assigned, pledged or encumbered by any party thereto or otherwise, except in connection with financing secured by the applicable Company Property which is described in Schedule 3.9(c) or the Company Reports, (ix) (A) as of the date hereof, except as set forth in Schedule 3.11(f), no brokerage or leasing commission or other compensation is due or payable to any person with respect to or on account of any of the Material Company Leases or any extensions or renewals thereof incurred after the date hereof, and (B) any brokerage or leasing commission or other compensation due or payable to any person with respect to or on account of any of the Material Company Leases or any extensions or renewals thereof have been incurred in the ordinary course of business of the Company consistent with past practice and market terms, (x) no space under any Material Company Lease in any Company Property is occupied by a tenant not paying base and/or percentage rent, (xi) no tenant under any of the Material Company Leases has asserted any claim in writing or, to the Company's knowledge, orally, which is likely to affect the collection of rent from such tenant, (xii) other than as would be customary or
consistent  with  commercially   reasonable   prudent  retail  leasing  business
practices, no tenant under any of the Material Company Leases has any right to remove material improvements or fixtures that have at any time been affixed to the premises leased thereunder, (xiii) each tenant under the Material Company Leases is required thereunder to maintain or to cause to be maintained, at its cost and expense, public liability and property damage insurance with liability limits in amounts at least equal to that maintained by commercially prudent owners of properties similar to the Company Property which such Material Company Lease is a part of, or in the alternative, consistent with commercially reasonable retail leasing business practices, tenants may self-insure or the Company may provide such coverage to tenants and (xiv) the landlord under each Material Company Lease has fulfilled all of its obligations thereunder in
respect  of  tenant  improvements  and  capital  expenditures   consistent  with
commercially reasonable prudent retail leasing business practices. Other than the tenants identified in the Rent Roll and parties to easement agreements which constitute Permitted Liens, no third party has any right to occupy or use any portion of any Company Property. Budgets for all material tenant improvements and similar material work required to be made by the lessor under each of the Material Company Leases is incorporated in Schedule 3.11(i).

     XI.7 Schedule 3.11(g) sets forth a complete and accurate list of all material commitments, letters of intent or similar written understandings made or entered into by the Company or any of its Subsidiaries as of the date hereof
(x) to lease any space larger than 10,000 rentable square feet at any of the Company Properties, (y) to sell, mortgage, pledge or hypothecate any Company Property or Properties,


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which,  individually  or in the aggregate,  are material,  or to otherwise enter into a material transaction in respect of the ownership or financing of any Company Property, or (z) to purchase or to acquire an option, right of first refusal or similar right in respect of any real property, which, individually or in the aggregate, are material, which, in any such case, has not yet been reduced to a written lease or contract, and sets forth with respect to each such commitment, letter of intent or other understanding the principal terms thereof. The Company will make available to Buyer a true and complete copy of each such commitment, letter of intent or other understanding. Schedule 3.11(g) also sets forth a complete and accurate list of all agreements to purchase real property to which the Company or any of its Subsidiaries is a party.



     XI.8 Except as set forth in Schedule 3.11(h), none of the Company Properties is subject to any outstanding purchase options nor has the Company or any of its Subsidiaries entered into any material outstanding contracts with others for the (i) lease or sublease of space in excess of 10,000 square feet of rentable space in any Company Property; or (ii) sale, mortgage, pledge, hypothecation, or other transfer of all or any material part of any Company Property, and no person has any right or option to acquire, or right of first refusal with respect to, the Company's or any of its Subsidiaries' interest in any material Company Project or any material part thereof. Except as set forth in Schedule 3.11(h) or 3.11(g), none of the Company or any of its Subsidiaries has any outstanding options or rights of first refusal or has entered into any outstanding contracts with others for the purchase of any real property.

     XI.9 Schedule 3.11(i) sets forth the Company's or any of its Subsidiary's capital expenditure budget and schedule for each Company Property, which describes the capital expenditures which the Company or such Subsidiary has budgeted for such Company Property for the period running through December 31, 1997 (the "Capital Expenditure Budget and Schedule"), and the Company's or any of its Subsidiary's preliminary capital expenditure budget and schedule for each Company Property, which describes the capital expenditures which the Company or such Subsidiary has budgeted for such Company Property for the period commencing January 1, 1998 and running through December 31, 1999 (the "1998 and 1999) Preliminary Capital Expenditure Budgets and Schedules"). Each of the Capital Expenditure Budget and the 1998, and 1999 Preliminary Capital Expenditure Budgets and Schedules also describes other capital expenditures as are necessary, to the Company's knowledge, in order to bring the applicable Company Property into material compliance with applicable laws, ordinances, codes, health and safety regulations and insurance requirements (including in respect of fire sprinklers, compliance with the ADA (except to the extent that (x) a tenant under any Company Lease is contractually responsible and liable for such ADA compliance under its Company Lease or (y) with respect to shopping center properties, any work required to cause such compliance is not material and the related expenditures are, in the aggregate with all other such expenditures, less than $300,000), and asbestos containing material) or which the Company otherwise plans or expects to make in order to cure or remedy any construction, electrical, mechanical or other defects, to renovate, rehabilitate or modernize such Company Property, or otherwise, excluding, however, any tenant improvements required to be made under any Company Lease. To the Company's knowledge, the costs and time schedules for 1998 and 1999 set forth in the 1998 and 1999 Preliminary Capital Expenditure Budgets and Schedules are reasonable estimates and projections based upon information available to the Company at the time that the 1998 and 1999 Preliminary Capital Expenditure Budgets and Schedules were prepared, and, nothing has come to the attention of the Company since such time which would indicate that the 1998 and 1999 Preliminary Capital Expenditure Budgets and Schedules are inaccurate or misleading in any material respect. Except as set forth in Schedule 3.11(i), there are no outstanding or, to the Company's knowledge, threatened requirements by any insurance

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company which has issued an insurance policy covering any Company  Property,  or by any board of fire underwriters or other body exercising similar functions, requiring any repairs or alterations to be made to any Company Property that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.




     XI.10 Schedule 3.11(j) contains a list of each Company Property which consists of or includes undeveloped land or which is in the process of being developed or redeveloped (collectively, the "Development Properties") and a brief description of the development or redevelopment intended by the Company or any of its Subsidiaries to be carried out or completed thereon (collectively, the "Projects"), including any budget and development schedule therefor prepared by or for the Company or any of its Subsidiaries (collectively, the "Development Budget and Schedule"). Except as disclosed in Schedule 3.11(j), each Development Property is zoned for the lawful development or redevelopment thereon of the applicable Project, and the Company or its Subsidiaries have obtained all permits, licenses, consents and authorizations required for the lawful development or redevelopment thereon of such Project, except only for such failure to meet the foregoing standards as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. Except as set forth in Schedule 3.11 (j), all of the existing improvements or structures located on any of the Development Properties comply in all material respects with all applicable building codes, laws, rules or regulations. Except as set forth in Schedule 3.11(j), to the Company's knowledge, there are no material impediments to or constraints on the development or redevelopment of any Project in all material respects within the time frame and for the cost set forth in the Development Budget and Schedule applicable thereto. Except as set forth in
Schedule 3.11 (j), each Development Property consists of sufficient land, parking areas, driveways and other improvements, and lawful means of access and utility and service and capacity to permit the development and operation of the Project as intended to be carried out or completed thereon. In the case of each Project the development of which has commenced, to the Company's knowledge, the costs and expenses incurred in connection with such Project and the progress thereof are, except as set forth in Schedule 3.11(j), consistent and in compliance in all material respects with the Development Budget and Schedule applicable thereto.

     XI.11 The ground leases underlying the leased Company Properties referenced in Schedule 3.11(a) (collectively, the "Ground Leases") are accurately described in Schedule 3.11(k). Each of the Ground Leases is valid, binding and in full force and effect as against the Subsidiary and, to the Company's knowledge, as against the other party thereto. Except as indicated in Schedule 3.11(k) and except for the Company Leases and Permitted Liens effecting the same, none of the Ground Leases is subject to any mortgage, pledge, Lien, sublease, assignment, license or other agreement granting to any third party any interest therein, collateral or otherwise, or any right to the use or occupancy of any premises leased thereunder. True and complete copies of the Ground Leases (including all amendments, modifications and supplements thereto) have been made available to Simon Konover and Fred Steinmark, on behalf of Contributors, prior to the date hereof. To the Company's knowledge, except as set forth in Schedule 3.11(k), there is no pending or threatened proceeding which is reasonably likely to interfere with the quiet enjoyment of the tenant under any of the Ground Leases. Except as set forth in Schedule 3.11(k), as of the last day of the month preceding the date hereof and as of the last day of the month preceding the date of the Initial Closing, no payments under any Ground Lease are delinquent and no notice of default under any Ground Lease has been sent or received by the Company or any of its Subsidiaries. There does not exist


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under any of the Ground Leases any default, and, to the Company's knowledge,  no event has occurred which, with notice or lapse of time or both, would constitute such a default.

     XI.12 The Company and each of its Subsidiaries have good and sufficient title to all the personal and non-real properties and assets reflected in their books and records as being owned by them (including those reflected in the balance sheets of the Company and its Subsidiaries as of December 31, 1997, except as since sold or otherwise disposed of in the ordinary course of business), free and clear of all Liens, except for Permitted Liens which are not, individually or in the aggregate, reasonably expected to have a Material Adverse Effect.




     XI.13 The Company has made available to Simon Konover and Fred Steinmark, on behalf of Contributors, historical operating expense information (the "Historical Expense Information") for each of the last three years, which has been prepared in the ordinary course of business. The Historical Expense Information is accurate in all material respects.

    Section XII       Environmental Matters.

     XII.1 To the Company's knowledge, each of the Company and its Subsidiaries has obtained, and now maintains as currently valid and effective, all Environmental Permits, in connection with the operation of its business and properties. Except as disclosed in the Company Environmental Reports or the Company Reports, each of the Company and its Subsidiaries and each Company Property is and has been in compliance with all terms and conditions of the Environmental Permits and all Environmental Laws, except only to an extent which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company has no knowledge of any circumstances or conditions that may prevent or interfere with such compliance in the future.

     XII.2 Each of the Company and its Subsidiaries has made available to Simon Konover and Fred Steinmark, on behalf of the Contributors, all formal written communications (whether from a Government Authority, citizens' group, employee or other person), which the Company has received regarding (x) alleged or suspected noncompliance of any of the Company Properties with any Environmental Laws or Environmental Permits or (y) alleged or suspected Liability of the Company or its Subsidiaries under any Environmental Law, which noncompliance or Liability would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     XII.3 To the Company's knowledge, there are no liens or encumbrances on any of the Company Properties which arose pursuant to or in connection with any Environmental Law or Environmental Claim and, to the Company's knowledge, no government actions have been taken or threatened to be taken or are in process which are reasonably likely to subject any Company Property to such liens or other encumbrances.

     XII.4 Except as disclosed in Schedule 3.12(d) or in the Company Reports (none of which matters would individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), or set forth in the Company Environmental Reports, no Environmental Claims have been asserted or, to the Company's knowledge, threatened that, individually or in the aggregate, may result in liabilities exceeding $300,000 with respect to the operations or the businesses of the Company or its Subsidiaries,

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or with respect to the Company Properties. To the Company's knowledge, except as set forth on the Company Environmental Reports or in the Company Reports, no circumstances, past or present actions, conditions, events or incidents exist with respect to the Company or any of its Subsidiaries or the Company Properties
that  would   reasonably   be  expected  to  result  in  the  assertion  of  any
Environmental Claims that, individually or in the aggregate, may result in liabilities exceeding $300,000, in any such case.




     XII.5 Except as disclosed in Schedule 3.12(e) (none of which matters would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), or set forth in the Company Environmental Reports or the
Company Reports, (i) none of the Company or its Subsidiaries has been notified or anticipates being notified of potential responsibility in connection with any site that has been placed on, or proposed to be placed on, the National Priorities List or its state or foreign equivalents pursuant to the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. ss. 9601 et seq., or analogous state laws, (ii) no Materials of
Environmental Concern are present on, in or under any Company Property in a manner or condition that is reasonably likely to give rise to an Environmental Claims which, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, (iii) none of the Company or its
Subsidiaries has Released or arranged for the Release of any Materials of Environmental Concern at any location to an extent or in a manner which would reasonably be expected to result in a Material Adverse Effect, (iv) no underground storage tanks, surface impoundments, disposal areas, pits, ponds, lagoons, open trenches or disused industrial equipment is present at any Company Property in a manner or condition that is reasonably likely to give rise to one or more Environmental Claims, individually or in the aggregate, which would reasonably be expected to result in a Material Adverse Effect, (v) no transformers, capacitors or other equipment containing fluid with more than 50 parts per million polychlorinated biphenyls are present at any Company Property in a manner or condition that is reasonably likely to give rise to one or more Environmental Claims which, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, except for any such transformers, capacitors or other equipment owned by any utility company, and
(vi) to the Company's knowledge, no friable asbestos and no friable asbestos-containing material is present at any Company Property and, to the Company's knowledge, no Employee, agent, contractor or subcontractor of the Company or its Subsidiaries or any other person is now or has in the past been exposed to friable asbestos at any Company Property, except, in the case of each of the matters set forth in this subpart (vi), for such matters as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     XII.6 Schedule 3.12(f) contains a list of each environmental report, audit, summary, or similar document prepared for or by the Company or any of its Subsidiaries or otherwise in the possession of any of them with respect to the environmental condition of any Company Property (collectively, the "Company Environmental Reports"). The Company has previously delivered or made available to Buyer true and complete copies of each Company Environmental Report. None of the matters disclosed by the Company Environmental Reports would, individually or in the aggregate, reasonably be likely to have a Material Adverse Effect. The Company has no knowledge of any facts or circumstances relating to the environmental condition of any property owned, leased or otherwise held by the Company that is not a Company Property that are reasonably likely to result in a Material Adverse Effect.

    Section XIII      Deliberately Omitted.


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    Section XIV       Deliberately Omitted.

     Section XV Affiliate Transactions. Schedule 3.15 sets forth a complete and accurate list of all transactions, series of related transactions or currently proposed transactions or series of related transactions entered into by the Company or any of its Subsidiaries since January 1, 1997 which are of the type required to be disclosed by the Company pursuant to Item 404 of Regulation S-K of the Securities Laws that are not otherwise disclosed in the Company Reports. A true and complete copy of all agreements or contracts relating to any such transaction will be made available to Buyer prior to the date hereof.

     Section XVI Breach of Representations and Warranties. For purposes of any representations and warranties in this Schedule, no breach of this Agreement shall be deemed to have occurred unless such breach results in a Material Adverse Effect.




     Section XVII Knowledge Defined. As used herein, the phrase "to the Company's knowledge" (or words of similar import) means the actual knowledge of
C. Cammack Morton, and Patrick M. Miniutti after due inquiry of persons likely to have knowledge of any relevant facts or circumstances and includes any facts, matters or circumstances set forth in any written notice from any Government Authority or any other material written notice received by the Company or any of its Subsidiaries.

     Section XVIII Accuracy of Information Furnished. To the Company's knowledge, no representation or warranty by the Company contained in this Agreement or the exhibits, schedules, lists or other documents delivered to Simon Konover and Fred Steinmark, on behalf of the Contributors, by the Company and referred to herein, and no statement contained in any certificate furnished or to be furnished by or on behalf of the Company pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact that is necessary to make the statements contained herein or therein not misleading.




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                                  SCHEDULE 10.1


                              RESTRICTED PROPERTIES


Property Name Restricted Period (from the date of Closing of the applicable Property) hereunder

  Mobile Festival Centre                    5 years

  The Plaza                                 5 years

  Square One Center                         5 years

  Lenoir Festival                           5 years

  Hollywood Festival                        5 years

  Tampa Festival                            5 years

  Oakland Park Festival                     5 years

  Durham Festival                           5 years

  South Cobb Festival                       5 years

  Food Lion Plaza                           5 years

  Lake Point                                5 years

                                       95